                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08212
                                  ---------------------------------------------

                           J.P. Morgan Series Trust II
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             522 Fifth Avenue, New York,                       NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     JPMorgan Funds Management, Inc., 522 Fifth Avenue, New York, NY 10036
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-480-4111
                                                   ----------------------------

Date of fiscal year end: December 31, 2004
                        ------------------

Date of reporting period: January 1, 2004 through December 31, 2004
                         ------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2004

JPMORGAN FUNDS

MID CAP
VALUE
PORTFOLIO

[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                  1

JPMorgan Mid Cap Value Portfolio
Portfolio Commentary                                2

Portfolio of Investments                            5

Financial Statements                                8

Notes to Financial Statements                      11

Financial Highlights                               16

IMPORTANT FUND FAMILY UPDATE

As shareholders of the JPMorgan Funds, we hope you share our enthusiasm regarding our 'new' fund family resulting from the successful integration of the former JPMorgan Funds and One Group Funds, effective February 19, 2005. Over the next few weeks and months, you will be hearing more about our integration, and our newly combined fund family. As we continue to integrate the two organizations our dedication to our investors remains steadfast.

HIGHLIGHTS

-  Year-end rally boosts returns

-  Economic news positive

-  Small cap stocks outperform

-  Stock selection opportunities in premium growth companies

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN
  MID CAP VALUE PORTFOLIO

PRESIDENT'S LETTER  JANUARY 19, 2005

[PHOTO OF GEORGE C.W. GATCH]

"During 2004, the equity market achieved almost all of its gains in the final quarter."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Mid Cap Value Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2004, along with a report from the Portfolio Manager.

YEAR-END RALLY BRINGS 2004 TO POSITIVE CLOSE

During 2004, the equity market achieved almost all of its gains in the final quarter. This was a year in which equities made nervous progress. After starting the year on a rising trend, and then retrenching during the spring and summer, equities climbed from October onward in an exceptionally robust year-end rally. The broad-based S&P 500 Index rose by 9.2% in the quarter, lifting full-year 2004 gains to 10.9%.

At the beginning of the year, a scenario of solid economic growth, accelerating corporate earnings and low inflation supported the market's progress. By spring, however, rising oil prices began to raise concerns that the economic recovery might not be sustained. In the summer, a patch of weak economic growth, a further rise in oil prices, and rising short-term interest rates stoked investors' fears. But in the fourth quarter, doubts were put aside as the oil price fell, the economy rebounded and the presidential election reached a clear conclusion.

OUTLOOK

We believe that the U.S. economy is on a solid footing entering 2005, as it evolves from recovery to expansion. The expansion, however, is unlikely to be smooth as companies continue to manage costs aggressively. In addition, we expect the Federal Open Market Committee to increase the fed funds target rate by at least another 1% in 2005 to keep inflation under control. Higher interest rates in the face of an uncertain economy could breed anxiety among investors for a good part of the year. But we expect that growth will remain solid overall and that equities will ultimately post gains. The best buying opportunities usually occur when most people are feeling doubtful about owning assets, and those opportunities will likely exist in 2005.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

AS OF DECEMBER 31, 2004                                              (Unaudited)

PORTFOLIO FACTS

Portfolio Inception                      9/28/01
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004         $120,143,855
Primary Benchmark                 RUSSELL MIDCAP
                                     VALUE INDEX

Q. HOW DID THE PORTFOLIO PERFORM?

A. The JPMorgan Mid Cap Value Portfolio, which seeks to provide capital appreciation from a portfolio of midcap value stocks, returned 21.1% for the year ended December 31, 2004. Although the Portfolio posted strong performance, it underperformed its benchmark, the Russell Midcap Value Index, which returned 23.7% over the same period.

Q. WHY DID THE PORTFOLIO PERFORM IN THIS WAY?

A. The majority of the relative underperformance came in the fourth quarter as the market experienced a strong reversal from high-quality to low-quality stocks. This development hindered the Portfolio's performance, as our overriding focus is on quality and value. When these stocks are not in favor, we will tend to underperform.

   In terms of what specifically helped the Portfolio's performance, our overweighting and stock selection in the energy sector as well as our underweighting in information technology were strong contributors. The energy sector benefited from the rally in oil and natural gas prices during the early fall. On the flip side, our stock selection in consumer discretionary and industrials were the main performance detractors. The consumer sector struggled through a tough retail environment most of the year, although some of the stars recovered a bit in the fourth quarter.

   Our investment style emphasizes higher-quality names such as Assurant Inc., which was among the Portfolio's greatest contributors to performance. While the insurance industry has been hit with investigations by New York Attorney General Eliot Spitzer, Assurant was not, and reported strong earnings above Street estimates. Another strong name in 2004 was Florida Rock Industries. The stock gained solid ground, as the company continued to add to its strong position in the robust Florida construction market. This enabled the company to reward shareholders with a special $1 per share dividend in October. Florida Rock finished the year reporting a record fiscal result, with earnings increasing 48.3% in 2004.

   Although a significant number of the Portfolio's holdings saw double-digit returns, there were some weak performers, particularly in our consumer discretionary sector. Among the names that disappointed was media company Gannett Co. The media sector faced a soft advertising environment last year resulting in poor sector performance. With regard to Gannett, the company missed third-quarter earnings and management gave a cautious outlook for 2005. However, we still believe in the company's long-term fundamentals and strong management team. Another large detractor was Crane Co., which faced unresolved asbestos claims related to its valve business as well as operational issues that resulted in a lowering of guidance. However, the stock regained some ground in early November, when the company announced a proposed settlement for all current and future asbestos-related charges.

Q. HOW WAS THE PORTFOLIO MANAGED?

A. Despite the Portfolio's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and highly leveraged segments of the market that were the driving force behind the rally in U.S. equities in the fourth quarter. As is often the case, our overriding focus on quality and value - which generally avoids investments in highly cyclical and leveraged companies - works to smooth out Portfolio performance at sharp inflection points in the market, such as the one just experienced. The Portfolio's return was comfortably ahead of the gain by the broad stock market as measured by the S&P 500 Index.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                   29.4%
Finance & Insurance                         23.4%
Industrial Products & Services              14.5%
Energy                                       8.4%
Short-Term Investments                       5.2%
Telecommunications                           4.4%
Utilities                                    4.2%
Health Service & Systems                     4.0%
Technology                                   4.0%
REITs                                        2.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1.  Kinder Morgan, Inc.                               2.8%

 2.  AutoZone, Inc.                                    2.7%

 3.  Golden West Financial Corp.                       2.6%

 4.  VF Corp.                                          2.4%

 5.  Assurant, Inc.                                    2.3%

 6.  M&T Bank Corp.                                    2.3%

 7.  Devon Energy Corp.                                2.0%

 8.  Coventry Health Care, Inc.                        1.8%

 9.  Old Republic International Corp                   1.8%

10.  North Fork Bancorporation, Inc.                   1.8%

Top 10 equity holdings comprised 22.5% ($27,881,854) of the Portfolio's market value of investments. As of December 31, 2004, the Fund held 89 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                       SINCE
                                                                   INCEPTION
                                         1 YEAR       3 YEAR       (9/28/01)
                             -----------------------------------------------
MID CAP VALUE PORTFOLIO                  21.06%       16.52%          18.96%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (09/28/01 TO 12/31/04)

             JPMORGAN MID CAP VALUE   RUSSELL MIDCAP VALUE    LIPPER VARIABLE ANNUITY MID-CAP
                    PORTFOLIO                INDEX                   VALUE FUNDS INDEX
 9/28/2001           $       10,000         $       10,000              $              10,000
 9/30/2001           $       10,000         $       10,000              $              10,000
10/31/2001           $       10,033         $       10,053              $              10,245
11/30/2001           $       10,600         $       10,757              $              10,950
12/31/2001           $       11,127         $       11,203              $              11,426
 1/31/2002           $       11,127         $       11,316              $              11,422
 2/28/2002           $       11,414         $       11,500              $              11,537
 3/31/2002           $       11,860         $       12,087              $              12,143
 4/30/2002           $       12,090         $       12,079              $              12,121
 5/31/2002           $       12,251         $       12,061              $              12,000
 6/30/2002           $       11,553         $       11,523              $              11,253
 7/31/2002           $       10,814         $       10,395              $              10,209
 8/31/2002           $       11,089         $       10,515              $              10,245
 9/30/2002           $       10,425         $        9,453              $               9,424
10/31/2002           $       11,056         $        9,754              $               9,756
11/30/2002           $       11,451         $       10,368              $              10,343
12/31/2002           $       11,217         $       10,122              $              10,001
  1/1/2003           $       11,036         $        9,841              $               9,747
 2/28/2003           $       10,875         $        9,678              $               9,518
 3/31/2003           $       11,002         $        9,711              $               9,478
 4/30/2003           $       11,712         $       10,449              $              10,152
 5/31/2003           $       12,500         $       11,368              $              10,996
 6/30/2003           $       12,547         $       11,448              $              11,133
 7/31/2003           $       12,884         $       11,804              $              11,468
 8/31/2003           $       13,180         $       12,223              $              11,898
 9/30/2003           $       13,065         $       12,128              $              11,794
10/31/2003           $       13,813         $       13,018              $              12,606
11/30/2003           $       14,115         $       13,395              $              12,965
12/31/2003           $       14,540         $       13,974              $              13,455
 1/31/2004           $       14,796         $       14,343              $              13,759
 2/29/2004           $       15,274         $       14,697              $              14,088
 3/31/2004           $       15,369         $       14,721              $              14,036
 4/30/2004           $       15,170         $       14,098              $              13,692
 5/31/2004           $       15,436         $       14,459              $              13,851
 6/30/2004           $       15,654         $       14,975              $              14,315
 7/31/2004           $       15,477         $       14,569              $              13,806
 8/31/2004           $       15,653         $       14,804              $              13,779
 9/30/2004           $       15,999         $       15,234              $              14,203
10/31/2004           $       16,317         $       15,586              $              14,362
11/30/2004           $       17,140         $       16,640              $              15,309
12/31/2004           $       17,603         $       17,286              $              15,872

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Portfolio commenced operations on 9/28/01.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, Russell MidCap Value Index and Lipper Variable Annuity Mid-Cap Value Funds Index from September 28, 2001 to December 31, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Variable Annuity Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004

SHARES         ISSUER                                                         VALUE
-----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 97.5%

               COMMON STOCKS -- 97.5%

               AEROSPACE -- 1.1%
     27,800    United Defense Industries, Inc.*                     $     1,313,550

               APPAREL -- 4.2%
     34,800    Columbia Sportswear Co.*                                   2,074,428
     54,500    VF Corp.                                                   3,018,210
               --------------------------------------------------------------------
                                                                          5,092,638
               --------------------------------------------------------------------

               AUTOMOTIVE -- 1.5%
     19,700    BorgWarner, Inc.                                           1,067,149
     18,000    Genuine Parts Co.                                            793,080
               --------------------------------------------------------------------
                                                                          1,860,229
               --------------------------------------------------------------------

               BANKING -- 8.1%
     13,000    Cullen/Frost Bankers, Inc.                                   631,800
     26,000    M&T Bank Corp.                                             2,803,840
     75,100    North Fork Bancorporation, Inc.                            2,166,635
     21,000    Northern Trust Corp.                                       1,020,180
     15,700    TCF Financial Corp.                                          504,598
     15,100    Webster Financial Corp.                                      764,664
     47,400    Wilmington Trust Corp.                                     1,713,510
               --------------------------------------------------------------------
                                                                          9,605,227
               --------------------------------------------------------------------

               BUSINESS SERVICES -- 2.5%
     15,700    Affiliated Computer Services,
               Inc., Class A*                                               944,983
     49,500    IMS Health, Inc.                                           1,148,895
     41,400    Interactive Data Corp.*                                      900,036
               --------------------------------------------------------------------
                                                                          2,993,914
               --------------------------------------------------------------------

               CHEMICALS -- 4.0%
     23,500    Albemarle Corp.                                              909,685
     17,400    Ashland, Inc.                                              1,015,812
     17,800    International Flavors &
               Fragrances, Inc.                                             762,552
     23,200    Sigma-Aldrich Corp.                                        1,402,672
     16,500    The Sherwin-Williams Co.                                     736,395
               --------------------------------------------------------------------
                                                                          4,827,116
               --------------------------------------------------------------------

               COMPUTER SOFTWARE -- 0.8%
     30,700    Computer Associates
               International, Inc.                                          953,542

               COMPUTERS/COMPUTER HARDWARE -- 0.8%
     11,600    Lexmark International, Inc.,
               Class A*                                             $       986,000

               CONSTRUCTION MATERIALS -- 3.2%
     15,500    American Standard Companies, Inc.*                           640,460
     23,150    Florida Rock Industries, Inc.                              1,378,120
     33,200    Vulcan Materials Co.                                       1,813,052
               --------------------------------------------------------------------
                                                                          3,831,632
               --------------------------------------------------------------------

               CONSUMER PRODUCTS -- 2.1%
     15,600    Clorox Co.                                                   919,308
     20,000    Fortune Brands, Inc.                                       1,543,600
               --------------------------------------------------------------------
                                                                          2,462,908
               --------------------------------------------------------------------

               ENVIRONMENTAL SERVICES -- 1.5%
     54,200    Republic Services, Inc.                                    1,817,868

               FINANCIAL SERVICES -- 4.5%
     53,000    Golden West Financial Corp.                                3,255,260
     18,650    Legg Mason, Inc.                                           1,366,299
     12,500    T. Rowe Price Group, Inc.                                    777,500
               --------------------------------------------------------------------
                                                                          5,399,059
               --------------------------------------------------------------------

               FOOD/BEVERAGE PRODUCTS -- 3.8%
     20,700    Brown-Forman Corp., Class B                                1,007,676
     43,650    Dean Foods Co.*                                            1,438,268
     36,600    Hormel Foods Corp.                                         1,147,410
     21,400    The J.M. Smucker Co.                                       1,007,298
               --------------------------------------------------------------------
                                                                          4,600,652
               --------------------------------------------------------------------

               HEALTH CARE/HEALTH CARE SERVICES -- 4.2%
     42,000    Coventry Health Care, Inc.*                                2,229,360
     17,400    Manor Care, Inc.                                             616,482
     17,900    Omnicare, Inc.                                               619,698
      8,100    Quest Diagnostics, Inc.                                      773,955
     20,900    Renal Care Group, Inc.*                                      752,191
               --------------------------------------------------------------------
                                                                          4,991,686
               --------------------------------------------------------------------

               HOTELS/OTHER LODGING -- 0.2%
      4,400    Choice Hotels International, Inc.                            255,200

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                         VALUE
-----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               INSURANCE -- 11.7%
     94,800    Assurant, Inc.                                       $     2,896,139
     29,865    Cincinnati Financial Corp.                                 1,321,825
     40,800    IPC Holdings LTD (Bermuda)                                 1,775,208
     22,100    MGIC Investment Corp.                                      1,522,911
     87,550    Old Republic International Corp.                           2,215,015
     15,900    PartnerRe LTD (Bermuda)                                      984,846
     29,900    Principal Financial Group, Inc.                            1,224,106
     23,000    SAFECO Corp.                                               1,201,520
     19,000    Willis Group Holdings LTD
               (United Kingdom)                                             782,230
               --------------------------------------------------------------------
                                                                         13,923,800
               --------------------------------------------------------------------

               MANUFACTURING -- 4.0%
     24,900    Carlisle Companies, Inc.                                   1,616,508
     18,000    Cooper Industries LTD, Class A                             1,222,020
     37,400    Crane Co.                                                  1,078,616
     16,400    Harsco Corp.                                                 914,136
               --------------------------------------------------------------------
                                                                          4,831,280
               --------------------------------------------------------------------

               MULTI-MEDIA -- 3.9%
     18,700    Dex Media, Inc.                                              466,752
     25,400    Gannett Co., Inc.                                          2,075,180
      8,200    Knight Ridder, Inc.                                          548,908
     33,272    The E.W. Scripps Co., Class A                              1,606,372
               --------------------------------------------------------------------
                                                                          4,697,212
               --------------------------------------------------------------------

               OIL & GAS -- 5.8%
     40,400    Burlington Resources, Inc.                                 1,757,400
     64,800    Devon Energy Corp.                                         2,522,016
      9,500    Energen Corp.                                                560,025
     10,100    Equitable Resources, Inc.                                    612,666
     36,400    Premcor, Inc.                                              1,534,988
               --------------------------------------------------------------------
                                                                          6,987,095
               --------------------------------------------------------------------

               PACKAGING -- 1.8%
     18,600    Ball Corp.                                                   818,028
     51,500    Pactiv Corp.*                                              1,302,435
               --------------------------------------------------------------------
                                                                          2,120,463
               --------------------------------------------------------------------

               PAPER/FOREST PRODUCTS -- 1.0%
     25,787    Rayonier, Inc.                                             1,261,242

               PIPELINES -- 2.8%
     46,700    Kinder Morgan, Inc.                                  $     3,415,171

               REAL ESTATE -- 1.5%
     32,300    Brookfield Properties
               Corp. (Canada)                                             1,208,020
     10,100    Forest City Enterprises, Inc., Class A                       581,255
               --------------------------------------------------------------------
                                                                          1,789,275
               --------------------------------------------------------------------

               REAL ESTATE INVESTMENT TRUST -- 1.0%
     18,100    PS Business Parks, Inc.                                      816,310
      7,500    Public Storage, Inc.                                         418,125
               --------------------------------------------------------------------
                                                                          1,234,435
               --------------------------------------------------------------------

               RESTAURANTS/FOOD SERVICES -- 2.5%
     43,500    Applebee's International, Inc.                             1,150,575
     41,000    Outback Steakhouse, Inc.                                   1,876,980
               --------------------------------------------------------------------
                                                                          3,027,555
               --------------------------------------------------------------------

               RETAILING -- 9.4%
     75,500    Autonation, Inc.*                                          1,450,355
     36,800    AutoZone, Inc.*                                            3,360,208
     66,800    Family Dollar Stores, Inc.                                 2,086,164
     35,800    The May Department Stores Co.                              1,052,520
     68,400    The TJX Companies, Inc.                                    1,718,892
     25,400    Tiffany & Co.                                                812,038
     23,900    Tuesday Morning Corp.*                                       732,057
               --------------------------------------------------------------------
                                                                         11,212,234
               --------------------------------------------------------------------

               TELECOMMUNICATIONS -- 4.5%
     35,500    Alltel Corp.                                               2,085,980
     60,600    CenturyTel, Inc.                                           2,149,482
     15,400    Telephone & Data Systems, Inc.                             1,185,030
               --------------------------------------------------------------------
                                                                          5,420,492
               --------------------------------------------------------------------

               TEXTILES -- 0.8%
     10,900    Mohawk Industries, Inc.*                                     994,625

               UTILITIES -- 4.3%
     18,300    Dominion Resources, Inc.                                   1,239,642
     34,200    Energy East Corp.                                            912,456
     33,500    SCANA Corp.                                                1,319,900

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                         VALUE
-----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               UTILITIES -- CONTINUED
     22,900    Sempra Energy                                        $       839,972
     36,800    Westar Energy, Inc.                                          841,616
               --------------------------------------------------------------------
                                                                          5,153,586
               --------------------------------------------------------------------
               Total Common Stocks
               (Cost $101,962,408)                                  $   117,059,686
               --------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.3%

               MONEY MARKET FUND -- 5.3%
  6,400,314    JPMorgan Prime Money
               Market Fund (a)
               (Cost $6,400,314)                                         6,400,314
               --------------------------------------------------------------------
               TOTAL INVESTMENTS -- 102.8%
               (COST $108,362,722)                                  $   123,460,000

               LIABILITIES IN EXCESS OF
               OTHER ASSETS -- (2.8)%                                    (3,316,145)
               --------------------------------------------------------------------
               NET ASSETS -- 100.0%                                 $   120,143,855
               --------------------------------------------------------------------

               Percentages indicated are based on net assets of $120,143,855.

Abbreviations:

*    -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2004

ASSETS:
Investments in non-affiliates, at value                             $   117,059,686
Investments in affiliates, at value                                       6,400,314
-----------------------------------------------------------------------------------
Total investment securities, at value                                   123,460,000
-----------------------------------------------------------------------------------
Cash                                                                          4,026
Receivables:
    Investment securities sold                                               95,079
    Shares of beneficial interest sold                                      370,731
    Interest and dividends                                                  119,763
-----------------------------------------------------------------------------------
Total Assets                                                            124,049,599
-----------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Investment securities purchased                                       3,635,156
    Shares of beneficial
    interest redeemed                                                       123,489
Accrued liabilities:
    Investment advisory fees                                                 65,849
    Administration fees                                                      14,110
    Custodian fees                                                            8,314
    Trustees' fees                                                              144
    Other                                                                    58,682
-----------------------------------------------------------------------------------
Total Liabilities                                                         3,905,744
-----------------------------------------------------------------------------------
NET ASSETS                                                          $   120,143,855
-----------------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                     $   102,489,282
Accumulated undistributed
(overdistributed) net investment income                                     346,985
Accumulated net realized gain (loss)
on investments                                                            2,210,310
Net unrealized appreciation
(depreciation) of investments                                            15,097,278
-----------------------------------------------------------------------------------
Total Net Assets                                                    $   120,143,855
-----------------------------------------------------------------------------------

Shares of beneficial interest outstanding
(no par value; unlimited number of
shares authorized):                                                       4,634,300
Net asset value, redemption and
offering price per share:                                           $         25.92
-----------------------------------------------------------------------------------
Cost of investments                                                 $   108,362,722
-----------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividend                                                            $       896,653
Dividend income from affiliated
investments*                                                                 46,648
Foreign taxes withheld                                                       (1,864)
-----------------------------------------------------------------------------------
Total investment income                                                     941,437
-----------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                    405,330
Administration fees                                                         148,185
Custodian fees                                                               41,832
Interest expense                                                                223
Printing and postage                                                         33,052
Professional fees                                                            59,575
Transfer agent fees                                                          22,933
Trustees' fees                                                                5,168
Other                                                                         7,705
-----------------------------------------------------------------------------------
Total expenses                                                              724,003
-----------------------------------------------------------------------------------
Less amounts voluntarily waived                                             144,325

Less earnings credits                                                           413
-----------------------------------------------------------------------------------
    Net expenses                                                            579,265
-----------------------------------------------------------------------------------
Net investment income                                                       362,172
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                           2,269,801
Change in net unrealized
appreciation/depreciation of:
    Investments                                                          10,657,839

Net realized and unrealized gain (loss)
on investments                                                           12,927,640
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                     $    13,289,812
-----------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory and
    administration fees :                                           $         5,395
-----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED

                                                               YEAR ENDED         YEAR ENDED
                                                                 12/31/04           12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                     $       362,172    $       127,944
Net realized gain (loss) on investments                         2,269,801            320,876
Change in net unrealized appreciation/
depreciation of investments                                    10,657,839          4,144,529
--------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                            13,289,812          4,593,349
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                            (127,164)           (46,621)
Net realized gain on investment
transactions                                                     (218,842)                --
--------------------------------------------------------------------------------------------
    Total distributions to shareholders                          (346,006)           (46,621)
--------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                    93,037,981         18,479,199
Dividends reinvested                                              346,004             46,621
Cost of shares redeemed                                       (15,549,008)        (3,852,799)
Increase (decrease) from capital
share transactions                                             77,834,977         14,673,021
--------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                                 90,778,783         19,219,749
--------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                            29,365,072         10,145,323
--------------------------------------------------------------------------------------------
End of period                                             $   120,143,855    $    29,365,072
--------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net investment income                   $       346,985    $       127,161
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                          3,940,323            966,833
Reinvested                                                         15,488              2,681
Redeemed                                                         (681,864)          (216,000)
--------------------------------------------------------------------------------------------
Change in Shares                                                3,273,947            753,514
--------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

JPMorgan Mid Cap Value Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996 the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

E. FEDERAL INCOME TAXES -- The Portfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                                                    ACCUMULATED      ACCUMULATED
                                                  UNDISTRIBUTED     NET REALIZED
                                              (OVERDISTRIBUTED)      GAIN (LOSS)
                        PAID-IN CAPITAL   NET INVESTMENT INCOME   ON INVESTMENTS
                                $    --            $   (15,184)       $   15,184

The reclassification for the Portfolio primarily relates to the character for tax purposes of distributions from investments in real estate investment trust and dividend reclassifications.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.70% of the Portfolio's average daily net assets.

For the year ended December 31, 2004, the Advisor voluntarily waived $28,517 and the Administrator voluntarily waived $115,808.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay JPMorgan Chase Bank ("JPMCB" or the "Administrator") a fee of 0.55% of the average daily net assets of the Portfolio. Under the agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

BISYS Fund Services, L.P. ("BISYS") currently serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

None of the Portfolio's service providers expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

C. DISTRIBUTOR -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of each Portfolio's shares. JPMFD receives no compensation in its capacity as the Portfolio's underwriter.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement. Interest expense paid to the Custodian related to over-drafts are presented as Interest expense in the Statement of Operations.

E. OTHER -- Certain officers of the Trust are officers of J.P.Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2004, the Portfolio incurred $45 as brokerage commissions to broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

F. SUBSEQUENT CHANGES -- After considering management's recommendations, the Board of Trustees approved, and the Portfolio entered into, a Distribution Agreement with JPMorgan Distribution Services, Inc. ("JPMDS") and an Administration Agreement with JPMorgan Funds Management, Inc. ("JPMFM"). JPMDS and JPMFM are both indirect, wholly-owned subsidiaries of JPMorgan Chase & Co. The agreements are effective February 19, 2005, and the fees charged to the Portfolio under the agreements are subject to the same fee structure as those paid to the prior service providers.

Beginning in mid-2005, JPMCB will serve as the Portfolio's sub-administrator. For its services as sub-administrator, JPMCB will receive a portion of the fees payable to JPMFM as Administrator.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                                      PURCHASES               SALES         PURCHASES               SALES
                                (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.             OF U.S.
                                    GOVERNMENT)         GOVERNMENT)        GOVERNMENT          GOVERNMENT
                              $     104,595,505   $      28,931,088   $            --   $              --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2004, were as follows:

                                                              GROSS             GROSS      NET UNREALIZED
                                      AGGREGATE          UNREALIZED        UNREALIZED        APPRECIATION
                                           COST        APPRECIATION      DEPRECIATION      (DEPRECIATION)
                              $     108,717,610     $    14,742,390    $           --   $      14,742,390

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003, respectively, were as follows:

                                                           ORDINARY         LONG-TERM               TOTAL
                                                             INCOME      CAPITAL GAIN       DISTRIBUTIONS
YEAR ENDED
December 31, 2004                                $          290,414   $        55,592   $         346,006
December 31, 2003                                            46,621                --              46,621

At December 31, 2004, the tax components of capital were as follows:

Current distributable ordinary income                                                   $       1,888,192
Current distributable long-term capital
gain or tax basis capital loss carryover                                                $       1,023,991
Unrealized appreciation (depreciation)                                                  $      14,742,390

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales.

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio did not incur any post-October realized losses.

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively.

Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement was terminated on February 18, 2005.

The Portfolio had no borrowings outstanding at December 31, 2004, nor at anytime during the year then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

As of December 31, 2004, there were two unitholders of record who owned 20% of the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co. Effective November 15, 2004, the bank name changed to JPMorgan Chase Bank, National Association.

JPMORGAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED DECEMBER 31,                   9/28/01*
                                                          --------------------------------------------          THROUGH
                                                                  2004            2003            2002         12/31/01
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $      21.59    $      16.72    $      16.69     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)@                                0.08            0.09            0.12             0.02
     Net gains or losses on securities
     (both realized and unrealized)                               4.44            4.85            0.03             1.67
-----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                             4.52            4.94            0.15             1.69
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income                         0.07            0.07            0.01               --
     Distributions from capital gains                             0.12              --            0.11               --
-----------------------------------------------------------------------------------------------------------------------
     Total distributions                                          0.19            0.07            0.12               --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $      25.92    $      21.59    $      16.72     $      16.69
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                  21.06%          29.63%           0.82%           11.27%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)             $    120,144    $     29,365    $     10,145     $      2,655
RATIOS TO AVERAGE NET ASSETS:#
     Net expenses                                                 1.00%           1.00%           1.00%            1.00%
     Net investment income (loss)                                 0.63%           0.76%           0.72%            0.46%
     Expenses without waivers,
     reimbursements and earnings credits                          1.25%           1.58%           2.69%           10.62%
     Net investment income (loss)
     without waivers, reimbursements
     and earnings credits                                         0.38%           0.18%          (0.97%)          (9.16%)
PORTFOLIO TURNOVER RATE(b)                                          51%             45%             72%              21%
-----------------------------------------------------------------------------------------------------------------------

   *   Commencement of operations.
   @   Calculated based upon average shares outstanding.
  (b)  Not annualized for periods less than one year.
   #   Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Trustees of J.P.Morgan Series Trust II and Shareholders of JPMorgan Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Value Portfolio (one of the Series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2004
(Unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2004, and continued to hold your shares at the end of the reporting period, December 31, 2004.

ACTUAL EXPENSES

For the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                           EXPENSES PAID
                                      BEGINNING              ENDING        DURING PERIOD
                                 ACCOUNT VALUE,      ACCOUNT VALUE,            JULY 1 TO       ANNUALIZED
                                   JULY 1, 2004   DECEMBER 31, 2004    DECEMBER 31, 2004*   EXPENSE RATIO
MID CAP VALUE PORTFOLIO
     Actual period return            $    1,000          $    1,125           $     5.34             1.00%
     Hypothetical                    $    1,000          $    1,020           $     5.08             1.00%

* Expenses are equal to the Portfolio's annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

JPMORGAN MID CAP VALUE PORTFOLIO

TRUSTEE, OFFICER AND TAX LETTER INFORMATION (UNAUDITED)

TRUSTEE AND OFFICER - The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                                                                        NUMBER OF
                              PRINCIPAL                                 JPMORGAN
NAME (YEAR OF BIRTH);         OCCUPATION(S)                             PORTFOLIOS/FUNDS
POSITIONS WITH THE            DURING PAST                               OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
PORTFOLIOS (SINCE)            5 YEARS                                   TRUSTEE           JPMORGAN FUNDS COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Cheryl Ballenger (1956);      Mathematics Teacher, Vernon Hills High    11                None
Chairperson (since 2004)      School (August 2004-Present);
and Trustee (since 2002)      Mathematics Teacher, Round Lake
                              High School (2003-2004) and formerly
                              Executive Vice President and Chief
                              Financial Officer, Galileo International
                              Inc. (travel technology)

Jerry B. Lewis* (1939);       Retired; formerly President, Lewis        11                None
Trustee (since 2004)          Investments Inc. (registered investment
                              adviser); previously, various managerial
                              and executive positions at Ford Motor
                              Company (Treasurer's Office,
                              Controller's Office, Auditing and
                              Corporate Strategy)

John R. Rettberg (1937);      Retired; formerly Corporate Vice          11                None
Trustee (since 1996)          President and Treasurer, Northrop
                              Grumman Corporation (defense contractor)

Kenneth Whipple, Jr. (1934);  Chairman (1999-Present) and CEO           11                Director of AB Volvo and Korn Ferry
Trustee (since 1996)          (1999-2004), CMS Energy                                     International (executive recruitment)

INTERESTED TRUSTEES

John F. Ruffle** (1937);      Retired; formerly Vice Chairman, J.P.     11                Trustee of John Hopkins University,
Trustee (since 1996)          Morgan Chase & Co. Inc. and Morgan                          Director of Reckson Associates Realty
                              Guranty Trust Co. of NY                                     Corp. and American Share Hospital
                                                                                          Services

 *   Effective December 15, 2004, Jerry B. Lewis became a Trustee.

** The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

The names of the officers of the Portfolios, together with their year of birth, information regarding their positions held with the Portfolios and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                     PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                  DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
George C.W. Gatch (1962),               Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds. An
President (2001)                        employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                                        Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),                 Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group Mutual
Senior Vice President (2004)**          Funds from November 2001 until present. From October 1999 to present, Vice President and
                                        Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One
                                        Group Dealer Services, Inc.

Patricia A. Maleski (1960),             Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and                      Administration and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001,
Chief Administrative Officer (2004)     Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephen M. Benham (1959),               Vice President and Assistant General Counsel, JPMIM since 2004; Vice President (Legal
Secretary (2004)                        Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; Attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Stephanie J. Dorsey (1969),             Director of Mutual Fund Administration, One Group Administrative Services, since January
Treasurer (2004)**                      2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan Chase & Co.) from
                                        January 2003 to January 2004; Prior to joining Bank One Corporation, she was a Senior
                                        Manager at PricewaterhouseCoopers LLP from September 1992 through December 2002.

Elizabeth A. Davin (1964),              From September 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Prior to that
Assistant Secretary (2004)**            Ms. Davin was Assistant General Counsel and then Associate General Counsel and Vice
                                        President, Gartmore Global Investments, Inc. from July 1999 to August 2004.

Jessica K. Ditullio (1962),             From August 1990 to present, various attorney positions for Bank One Corporation (now
Assistant Secretary (2004)**            known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),                 From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)**            Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer
                                        Services, Inc. From July 1999 to October 1999, Project Manager, One Group, Banc One
                                        Investment Advisors Corporation.

Avery P. Maher (1945),                  Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice President and
Assistant Secretary (2004)              Assistant Secretary of John Hancock Advisers, LLC from July 1992 through September 2004.

Alaina Metz (1967),                     From June 1995 to present, Vice President, BISYS Fund Service Inc.
Assistant Secretary (2001)*

Martin R. Dean (1963),                  Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Arthur A. Jensen (1966),                Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*             formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate
                                        Insurance Company.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                     PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                  DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Christopher D. Walsh (1965),            Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail mutual
Assistant Treasurer (2004)              fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

Paul M. DeRusso (1954),                 Vice President, JPMIM; Manager of the Budgeting and Expense Group of the Funds
Assistant Treasurer (2001)              Administration Group.

Mary D. Squires (1955),                 Vice President, JPMIM; Ms. Squires has held numerous financial and operations positions
Assistant Treasurer (2001)              supporting the J.P. Morgan Chase organization complex.

Stephen M. Ungerman (1953),             Vice President, JPMIM; Previously, head of Fund Administration - Pooled Vehicles. Prior to
Chief Compliance Officer (2004)         joining J.P. Morgan Chase & Co., in 2000, he held a number of senior positions in
                                        Prudential Financial's asset and management business, including Associate General Counsel,
                                        Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the
                                        Assistant Treasurer of all mutual funds managed by Prudential.

 *   The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER - For corporate taxpayers, 96.1% of the ordinary income distributions paid by the Portfolio during the fiscal year ended December 31, 2004 qualifies for the corporate dividends received deduction. The Portfolio distributed long-term capital gains in the amount of $55,592.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Series Trust II (the "Trust") was held on December 15, 2004, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect five (5) Trustees. A majority of the shareholders of the Trust approved the election of each Trustee by the following votes:

                                                 AFFIRMATIVE         NEGATIVE
Cheryl Ballenger                                  18,134,898         1,177,969
Jerry B. Lewis                                    18,170,304         1,142,562
John R. Rettberg                                  18,147,693         1,165,173
John F. Ruffle                                    18,155,271         1,157,595
Kenneth Whipple, Jr.                              18,149,263         1,163,603

To ratify and approve the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the Trust's fiscal year ending December 31, 2004. A majority of the shareholders of the Trust ratified and approved the selection of PricewaterhouseCoopers LLP by the following votes:

                                                   AFFIRMATIVE         NEGATIVE
J.P.Morgan Series Trust II                          18,119,894         1,192,972

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Portfolio's website at www.jpmorgan.com. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
      6112 W. 73rd Street                                         U.S. POSTAGE
     Bedford Park, IL 60638                                           PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2005 All rights reserved.            AN-MCVP-1204

ANNUAL REPORT DECEMBER 31, 2004

JPMORGAN FUNDS

SMALL
COMPANY
PORTFOLIO

[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                                             1

JPMorgan Small Company Portfolio
Portfolio Commentary                                                           2

Portfolio of Investments                                                       5

Financial Statements                                                          17

Notes to Financial Statements                                                 20

Financial Highlights                                                          25

IMPORTANT FUND FAMILY UPDATE

As shareholders of the JPMorgan Funds, we hope you share our enthusiasm regarding our 'new' fund family resulting from the successful integration of the former JPMorgan Funds and One Group Funds, effective February 19, 2005. Over the next few weeks and months, you will be hearing more about our integration, and our newly combined fund family. As we continue to integrate the two organizations our dedication to our investors remains steadfast.

HIGHLIGHTS

-  Year-end rally boosts returns

-  Economic news positive

-  Small cap stocks outperform

-  Stock selection opportunities in premium growth companies

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1 800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN
  SMALL COMPANY PORTFOLIO

PRESIDENT'S LETTER  JANUARY 19, 2005

[PHOTO OF GEORGE C.W. GATCH]

"During 2004, the equity market achieved almost all of its gains in the final quarter."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Small Company Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2004, along with a report from the Portfolio Manager.

YEAR-END RALLY BRINGS 2004 TO POSITIVE CLOSE

During 2004, the equity market achieved almost all of its gains in the final quarter. This was a year in which equities made nervous progress. After starting the year on a rising trend, and then retrenching during the spring and summer, equities climbed from October onwards in an exceptionally robust year-end rally. The broad-based S&P 500 Index rose by 9.2% in the quarter, lifting full-year 2004 gains to 10.9%.

At the beginning of the year a scenario of solid economic growth, accelerating corporate earnings and low inflation supported the market's progress. Come the spring, however, rising oil prices began to raise concerns that the economic recovery might not be sustained. In the summer, a patch of weak economic growth, a further rise in oil prices, and rising short-term interest rates stoked investors' fears. But in the fourth quarter, doubts were put aside as the oil price fell, the economy rebounded and the presidential election reached a clear conclusion.

SMALL CAP STOCKS OUTPERFORM

Small capitalization stocks were the best performers among U.S. equities, continuing a five-year pattern of outperformance. During 2004, the Russell 2000 Index rose 18.3%, rallying 14.1% in the fourth quarter alone. To an extent, this represents a reversion to the mean after small caps became extremely undervalued by comparison with large caps in the late 1990s. It is also true that small cap stocks have tended to outperform in the early stages of past economic recoveries.

OUTLOOK

We believe that the U.S. economy is on a firm footing entering 2005, as it evolves from recovery to expansion. The expansion, however, is unlikely to be smooth as companies continue to manage costs aggressively. In addition, we expect the Federal Open Market Committee to increase the fed funds target rate by at least another 1% in 2005 in order to keep inflation under control. Higher interest rates in the face of an uncertain economy could breed anxiety among investors for a good part of the year. But we expect that growth will remain solid overall and that equities will ultimately post gains. The best buying opportunities usually occur when most people are feeling doubtful about owning assets, and those opportunities will likely exist in 2005.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.


Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

AS OF DECEMBER 31, 2004                                              (Unaudited)

PORTFOLIO FACTS

Portfolio Inception                       1/3/95
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004          $81,561,755
Primary Benchmark             RUSSELL 2000 INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: The JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small company stocks, rose 27.2% during the year ended December 31, 2004. This compares to an 18.3% return from the Russell 2000 Index, the Portfolio's benchmark.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: The JPMorgan Small Company Portfolio delivered strong absolute performance and outperformed relative to its current benchmark, the Russell 2000 Index in the year ended December 31, 2004.

   The Portfolio participated in the market's advance, as stock selection within the industrial and healthcare sectors contributed to performance. In addition, the Portfolio benefited from holding an overweight position in energy as the sector returned over 57% during the period. Alternatively, stock selection within the utilities and consumer staple sectors hindered performance. An underweight position in the finance sector detracted from results as interest rate levels continued to hold steady, helping the interest rate sensitive sectors to defy predictions for a sharp drop. Going forward, we would anticipate that the performance of the Portfolio will be driven by stock selection.

   At the stock level, Boyd Gaming Corp. and Southwestern Energy contributed to performance. Boyd Gaming is an owner and operator of casino properties in Nevada, Mississippi, Illinois, Indiana, New Jersey and Louisiana. The company's share price increased during the year as a result of the strong gaming volume in Atlantic City and Las Vegas. In addition, the company was helped by strong results at their newest property, the Borgata, located in Atlantic City. Southwestern Energy is an integrated energy company primarily focused on natural gas. The market reacted positively to Southwestern Energy after the company announced that it is testing a new shale gas play on the Arkansas side of the Arkoma Basin. The company also benefited from rising energy prices.

   Among the holdings that disappointed during the year was Sinclair Broadcast Group. The company operates TV stations, reaching nearly 25% of all U.S. households. During the period, the company reported lower-than-expected revenue as a result of weak national advertising sales. Names within the semiconductor sector, including Standard Microsystems and Cirrus Logic, also hindered performance. Standard Microsystems produces input/output chips, which perform basic control and interface functions for PCs. The company's stock price declined during the period due to demand deterioration in the PC market. Cirrus Logic is a leading player in consumer audio semiconductors and an early contender in the DVD recorder markets. During the year, the stock declined as a result of weak demand for DVD recorders, which led to excess inventory.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: During the year, management of the Portfolio was transitioned to a new team and the benchmark was changed from the S&P Small Cap 600 Index to the Russell 2000 Index. The Portfolio Managers strive to add value through stock selection rather than market timing or sector bets. To control risk and produce consistent excess returns, holdings in the Portfolio have increased to approximately 650 names and sector weightings will be within 1% of the Russell 2000 Index. The strategy's targeted tracking error relative to the benchmark is approximately 3%.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                           18.8%
Industrial Products & Services                      17.5%
Technology                                          16.9%
Finance & Insurance                                 13.7%
REITs                                                7.5%
Energy                                               6.2%
Health Services & Systems                            5.8%
Pharmaceuticals                                      5.4%
Short-Term Investments                               3.6%
Telecommunications                                   2.5%
Utilities                                            2.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Applied Industrial
    Technologies, Inc.                                               1.0%

 2. Aaron Rents, Inc.                                                1.0%

 3. Houston Exploration Co.                                          1.0%

 4. Moog, Inc., Class A                                              0.9%

 5. Delphi Financial Group, Inc.,
    Class A                                                          0.9%

 6. Universal Forest Products, Inc.                                  0.8%

 7. Southwestern Energy Co.                                          0.8%

 8. CarrAmerica Realty Corp.                                         0.8%

 9. Cash America International,
    Inc.                                                             0.7%

10. R&G Financial Corp.
    (Puerto Rico), Class B                                           0.6%

Top 10 equity holdings comprised 8.5% ($6,840,910) of the Portfolio's market value of investments. As of December 31, 2004, the Fund held 680 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                                                       SINCE
                                                                                                   INCEPTION
                                                      1 YEAR         3 YEARS         5 YEARS        (1/3/95)
                                                   ---------------------------------------------------------
SMALL COMPANY PORTFOLIO                               27.17%         10.65%          2.02%         11.57%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 12/31/04)

                                                                              LIPPER VARIABLE ANNUITY
               JPMORGAN SMALL COMPANY PORTFOLIO    S&P SMALL CAP 600 INDEX    SMALL COMPANY FUNDS AVERAGE   RUSSELL 2000 INDEX
Jan-1995                 $   10,000                       $   10,000                   $   10,000               $   10,000
Jan-1995                 $   10,010                       $   10,000                   $   10,000               $   10,000
Feb-1995                 $   10,440                       $   10,412                   $   10,362               $   10,416
Mar-1995                 $   10,751                       $   10,622                   $   10,598               $   10,594
Apr-1995                 $   10,990                       $   10,859                   $   10,788               $   10,829
May-1995                 $   11,151                       $   11,029                   $   10,944               $   11,016
Jun-1995                 $   11,761                       $   11,634                   $   11,503               $   11,587
Jul-1995                 $   12,391                       $   12,524                   $   12,232               $   12,255
Aug-1995                 $   12,651                       $   12,796                   $   12,470               $   12,508
Sep-1995                 $   12,851                       $   13,122                   $   12,712               $   12,732
Oct-1995                 $   12,412                       $   12,474                   $   12,290               $   12,163
Nov-1995                 $   13,032                       $   12,967                   $   12,741               $   12,674
Dec-1995                 $   13,290                       $   13,103                   $   12,939               $   13,009
Jan-1996                 $   13,381                       $   13,209                   $   12,921               $   12,994
Feb-1996                 $   13,943                       $   13,641                   $   13,652               $   13,400
Mar-1996                 $   14,163                       $   13,931                   $   13,828               $   13,673
Apr-1996                 $   14,921                       $   14,746                   $   14,793               $   14,405
May-1996                 $   15,480                       $   15,257                   $   15,370               $   14,972
Jun-1996                 $   14,780                       $   14,529                   $   14,805               $   14,357
Jul-1996                 $   13,731                       $   13,474                   $   13,639               $   13,103
Aug-1996                 $   14,337                       $   14,493                   $   14,459               $   13,865
Sep-1996                 $   14,920                       $   15,129                   $   15,185               $   14,407
Oct-1996                 $   15,014                       $   15,025                   $   14,931               $   14,185
Nov-1996                 $   15,469                       $   15,806                   $   15,394               $   14,769
Dec-1996                 $   16,188                       $   15,991                   $   15,659               $   15,156
Jan-1997                 $   16,434                       $   16,258                   $   15,997               $   15,459
Feb-1997                 $   15,969                       $   15,921                   $   15,455               $   15,084
Mar-1997                 $   15,094                       $   15,105                   $   14,741               $   14,372
Apr-1997                 $   14,794                       $   15,289                   $   14,700               $   14,412
May-1997                 $   16,541                       $   17,085                   $   16,268               $   16,016
Jun-1997                 $   17,401                       $   17,594                   $   17,039               $   16,703
Jul-1997                 $   18,492                       $   18,961                   $   18,075               $   17,480
Aug-1997                 $   18,928                       $   19,439                   $   18,352               $   17,880
Sep-1997                 $   20,157                       $   20,724                   $   19,622               $   19,189
Oct-1997                 $   19,530                       $   19,829                   $   18,806               $   18,347
Nov-1997                 $   19,489                       $   19,684                   $   18,616               $   18,227
Dec-1997                 $   19,830                       $   20,082                   $   18,815               $   18,546
Jan-1998                 $   19,301                       $   19,690                   $   18,525               $   18,253
Feb-1998                 $   21,256                       $   21,484                   $   19,961               $   19,602
Mar-1998                 $   22,393                       $   22,305                   $   20,945               $   20,410
Apr-1998                 $   22,205                       $   22,436                   $   21,047               $   20,522
May-1998                 $   21,019                       $   21,249                   $   19,959               $   19,416
Jun-1998                 $   20,805                       $   21,313                   $   20,131               $   19,457
Jul-1998                 $   18,974                       $   19,683                   $   18,748               $   17,881
Aug-1998                 $   15,219                       $   15,884                   $   15,113               $   14,408
Sep-1998                 $   16,296                       $   16,858                   $   15,998               $   15,537
Oct-1998                 $   16,727                       $   17,640                   $   16,717               $   16,170
Nov-1998                 $   17,526                       $   18,633                   $   17,781               $   17,018
Dec-1998                 $   18,739                       $   19,824                   $   19,119               $   18,071
Jan-1999                 $   18,724                       $   19,576                   $   19,249               $   18,311
Feb-1999                 $   17,254                       $   17,810                   $   17,747               $   16,828
Mar-1999                 $   17,886                       $   18,040                   $   18,225               $   17,091
Apr-1999                 $   18,787                       $   19,232                   $   19,417               $   18,622
May-1999                 $   18,519                       $   19,701                   $   19,731               $   18,894
Jun-1999                 $   19,894                       $   20,822                   $   21,063               $   19,748
Jul-1999                 $   19,831                       $   20,639                   $   20,918               $   19,207
Aug-1999                 $   19,545                       $   19,731                   $   20,390               $   18,496
Sep-1999                 $   20,130                       $   19,816                   $   20,580               $   18,500
Oct-1999                 $   21,015                       $   19,766                   $   21,107               $   18,574
Nov-1999                 $   23,672                       $   20,593                   $   22,886               $   19,683
Dec-1999                 $   27,057                       $   22,285                   $   25,894               $   21,911
Jan-2000                 $   26,911                       $   21,595                   $   25,314               $   21,558
Feb-2000                 $   31,585                       $   24,914                   $   29,333               $   25,117
Mar-2000                 $   28,869                       $   23,581                   $   28,808               $   23,462
Apr-2000                 $   24,790                       $   22,770                   $   26,717               $   22,050
May-2000                 $   23,025                       $   22,392                   $   25,258               $   20,764
Jun-2000                 $   26,573                       $   23,818                   $   27,966               $   22,575
Jul-2000                 $   25,257                       $   23,232                   $   26,886               $   21,848
Aug-2000                 $   27,957                       $   25,293                   $   29,481               $   23,515
Sep-2000                 $   27,225                       $   24,602                   $   28,626               $   22,824
Oct-2000                 $   25,324                       $   24,757                   $   27,424               $   21,806
Nov-2000                 $   21,592                       $   22,180                   $   24,075               $   19,568
Dec-2000                 $   23,997                       $   24,913                   $   26,362               $   21,249
Jan-2001                 $   24,381                       $   25,979                   $   27,372               $   22,356
Feb-2001                 $   21,945                       $   24,394                   $   25,012               $   20,890
Mar-2001                 $   20,409                       $   23,274                   $   23,269               $   19,868
Apr-2001                 $   22,489                       $   25,048                   $   25,515               $   21,422
May-2001                 $   23,307                       $   25,526                   $   26,168               $   21,949
Jun-2001                 $   23,708                       $   26,461                   $   26,660               $   22,706
Jul-2001                 $   22,440                       $   26,019                   $   25,625               $   21,478
Aug-2001                 $   21,372                       $   25,425                   $   24,570               $   20,784
Sep-2001                 $   18,467                       $   21,988                   $   21,145               $   17,987
Oct-2001                 $   19,435                       $   23,160                   $   22,479               $   19,039
Nov-2001                 $   20,821                       $   24,855                   $   24,153               $   20,512
Dec-2001                 $   22,072                       $   26,538                   $   25,627               $   21,778
Jan-2002                 $   21,622                       $   26,769                   $   25,219               $   21,552
Feb-2002                 $   21,172                       $   26,308                   $   24,397               $   20,961
Mar-2002                 $   22,775                       $   28,387                   $   26,312               $   22,646
Apr-2002                 $   22,563                       $   29,190                   $   26,060               $   22,852
May-2002                 $   21,609                       $   27,982                   $   25,080               $   21,838
Jun-2002                 $   20,522                       $   26,535                   $   23,515               $   20,755
Jul-2002                 $   17,729                       $   22,786                   $   20,275               $   17,621
Aug-2002                 $   17,895                       $   23,002                   $   20,275               $   17,575
Sep-2002                 $   16,791                       $   21,594                   $   18,819               $   16,313
Oct-2002                 $   17,075                       $   22,285                   $   19,483               $   16,837
Nov-2002                 $   18,163                       $   23,444                   $   20,911               $   18,338
Dec-2002                 $   17,293                       $   22,654                   $   19,822               $   17,317
Jan-2003                 $   16,741                       $   21,875                   $   19,285               $   16,837
Feb-2003                 $   16,507                       $   21,175                   $   18,737               $   16,329
Mar-2003                 $   16,540                       $   21,342                   $   18,924               $   16,539
Apr-2003                 $   17,711                       $   23,073                   $   20,523               $   18,107
May-2003                 $   18,848                       $   24,933                   $   22,348               $   20,050
Jun-2003                 $   19,166                       $   25,581                   $   22,824               $   20,413
Jul-2003                 $   20,052                       $   26,911                   $   23,990               $   21,691
Aug-2003                 $   21,154                       $   28,222                   $   25,216               $   22,685
Sep-2003                 $   20,602                       $   27,392                   $   24,566               $   22,265
Oct-2003                 $   22,358                       $   29,767                   $   26,565               $   24,135
Nov-2003                 $   22,977                       $   30,892                   $   27,418               $   24,992
Dec-2003                 $   23,512                       $   31,439                   $   27,931               $   25,499
Jan-2004                 $   23,813                       $   32,344                   $   28,933               $   26,606
Feb-2004                 $   24,216                       $   32,965                   $   29,226               $   26,845
Mar-2004                 $   24,666                       $   33,397                   $   29,337               $   27,095
Apr-2004                 $   24,264                       $   32,288                   $   28,172               $   25,713
May-2004                 $   24,364                       $   32,782                   $   28,558               $   26,122
Jun-2004                 $   25,869                       $   34,598                   $   29,595               $   27,222
Jul-2004                 $   24,648                       $   32,702                   $   27,864               $   25,390
Aug-2004                 $   24,749                       $   32,415                   $   27,463               $   25,260
Sep-2004                 $   26,170                       $   34,123                   $   28,792               $   26,445
Oct-2004                 $   26,989                       $   34,761                   $   29,357               $   26,966
Nov-2004                 $   28,930                       $   37,733                   $   31,514               $   29,304
Dec-2004                 $   29,886                       $   38,563                   $   32,539               $   30,171

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, S&P Small Cap 600 Index, Russell 2000 Index, and Lipper Variable Annuity Small Company Funds Average from January 3, 1995 to December 31, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P Small Cap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Annuity Small Company Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 96.9%

             COMMON STOCKS -- 96.9%

             ADVERTISING -- 0.5%
     1,300   ADVO, Inc.                                                               $       46,345
     3,400   aQuantive, Inc.*                                                                 30,396
     1,100   Catalina Marketing Corp.                                                         32,593
     4,200   R.H. Donnelley Corp.*                                                           248,010
     5,200   SITEL Corp.*                                                                     12,792
             ---------------------------------------------------------------------------------------
                                                                                             370,136
             ---------------------------------------------------------------------------------------

             AEROSPACE -- 1.8%
     7,400   Aviall, Inc.*                                                                   169,978
       900   Curtiss-Wright Corp.                                                             51,669
     7,700   Esterline Technologies Corp.*                                                   251,405
     3,300   HEICO Corp.                                                                      74,547
     4,100   Kaman Corp., Class A                                                             51,865
    15,600   Moog, Inc., Class A*                                                            707,460
    11,500   Orbital Sciences Corp.*                                                         136,045
             ---------------------------------------------------------------------------------------
                                                                                           1,442,969
             ---------------------------------------------------------------------------------------

             AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
    11,800   DIMON, Inc.                                                                      79,296

             AIRLINES -- 0.9%
    18,600   Delta Air Lines, Inc.*                                                          139,128
    16,900   ExpressJet Holdings, Inc.*                                                      217,672
     1,300   FLYi, Inc.*                                                                       2,301
    10,000   Mesa Air Group, Inc.*                                                            79,400
     7,100   Pinnacle Airlines Corp.*                                                         98,974
     8,400   SkyWest, Inc.                                                                   168,504
             ---------------------------------------------------------------------------------------
                                                                                             705,979
             ---------------------------------------------------------------------------------------

             APPAREL -- 0.8%
     1,700   DHB Industries, Inc.*                                                            32,368
     3,900   Kellwood Co.                                                                    134,550
     4,100   Kenneth Cole Productions, Inc., Class A                                         126,526
     8,500   Quiksilver, Inc.*                                                               253,215
     6,800   Skechers U.S.A., Inc., Class A*                                                  88,128
             ---------------------------------------------------------------------------------------
                                                                                             634,787
             ---------------------------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.3%
     4,700   Furniture Brands International, Inc.                                            117,735
    17,200   Jacuzzi Brands, Inc.*                                                           149,640
             ---------------------------------------------------------------------------------------
                                                                                             267,375
             ---------------------------------------------------------------------------------------

             AUTOMOTIVE -- 1.0%
     8,500   ArvinMeritor, Inc.                                                       $      190,145
     6,800   Hayes Lemmerz International, Inc.*                                               60,044
     4,600   Lithia Motors, Inc., Class A                                                    123,372
     1,800   Sonic Automotive, Inc.                                                           44,640
     3,500   Standard Motor Products, Inc.                                                    55,300
    11,700   Tenneco Automotive, Inc.*                                                       201,708
     8,400   Tower Automotive, Inc.*                                                          20,076
     3,600   Wabash National Corp.*                                                           96,948
     1,100   Winnebago Industries, Inc.                                                       42,966
             ---------------------------------------------------------------------------------------
                                                                                             835,199
             ---------------------------------------------------------------------------------------

             BANKING -- 9.2%
     1,100   ABC Bancorp @                                                                    23,100
     3,200   Amcore Financial, Inc.                                                          102,976
       600   AmericanWest Bancorp*                                                            12,150
       300   Bancfirst Corp.                                                                  23,694
     7,400   Bank of the Ozarks, Inc.                                                        251,822
    19,800   BankAtlantic Bancorp, Inc., Class A                                             394,020
       500   Capital Corp of the West                                                         23,501
     2,500   Capitol Bancorp LTD                                                              88,050
     1,300   Center Financial Corp.                                                           26,026
     3,600   Central Pacific Financial Corp.                                                 130,212
     1,800   Chemical Financial Corp.                                                         77,256
     1,000   City Holding Co.                                                                 36,240
     1,500   City National Corp.                                                             105,975
     2,300   Columbia Banking Systems, Inc.                                                   57,477
     1,800   Commercial Capital Bancorp, Inc.                                                 41,724
    18,300   Community Bank System, Inc.                                                     516,974
     1,540   Community Trust Bancorp, Inc.                                                    49,834
     8,200   Corus Bankshares, Inc.                                                          393,682
     1,900   Dime Community Bancshares                                                        34,029
     8,800   EuroBancshares, Inc. (Puerto Rico)*                                             184,800
     5,400   First Bancorp (Puerto Rico)                                                     342,954
     2,600   First Niagara Financial Group, Inc.                                              36,270
       800   First Republic Bank                                                              42,400
     3,500   First State Bancorporation                                                      128,660
     7,400   Flagstar Bancorp, Inc.                                                          167,240
     1,900   Glacier Bancorp, Inc.                                                            64,676
     6,400   Gold Banc Corp., Inc.                                                            93,568
     3,800   Greater Bay Bancorp                                                             105,944
     3,800   Hudson River Bancorp                                                             75,202
     6,800   IBERIABANK Corp.                                                                451,248

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             BANKING -- CONTINUED
     4,700   Independent Bank Corp. -- Michigan                                       $      140,201
     9,600   Irwin Financial Corp.                                                           272,544
       500   Macatawa Bank Corp.                                                              16,145
     1,300   MB Financial, Inc.                                                               54,795
     2,300   Mercantile Bank Corp.                                                            90,850
     2,400   Nara Bancorp, Inc.                                                               51,048
     4,070   Oriental Financial Group, Inc.
             (Puerto Rico)                                                                   115,222
     1,100   Peoples Bancorp, Inc.                                                            30,173
     8,100   PrivateBancorp, Inc.                                                            261,063
     9,500   Provident Bancorp, Inc.                                                         125,305
    13,300   R&G Financial Corp. (Puerto Rico),
             Class B                                                                         517,103
     6,900   Republic Bancorp, Inc.                                                          105,432
       400   Republic Bancorp, Inc., Class A                                                  10,280
     1,000   Simmons First National Corp.,
             Class A                                                                          28,950
       800   Southwest Bancorp, Inc.                                                          19,584
       500   State Financial Services Corp.,
             Class A                                                                          15,050
     2,140   Sterling Bancorp                                                                 60,455
    11,000   Sterling Bancshares, Inc.                                                       156,970
     3,600   Sterling Financial Corp. --
             Washington*                                                                     141,336
     5,200   Summit Bancshares, Inc.                                                         195,000
     1,700   Sun Bancorp, Inc.*                                                               42,466
       500   Taylor Capital Group, Inc.                                                       16,750
     1,000   TriCo Bancshares                                                                 23,400
     1,800   Umpqua Holdings Corp.                                                            45,378
    16,830   W Holding Co., Inc. (Puerto Rico)                                               386,080
     5,700   West Coast Bancorp                                                              144,837
     5,500   Westamerica Bancorporation                                                      320,705
       500   Western Sierra Bancorp*                                                          19,178
     3,200   Wilshire Bancorp, Inc.*                                                          52,928
     1,400   Wintrust Financial Corp.                                                         79,744
             ---------------------------------------------------------------------------------------
                                                                                           7,620,676
             ---------------------------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.7%
     3,100   Abgenix, Inc.*                                                                   32,054
     4,300   Aksys LTD*                                                                       23,908
     1,600   Alexion Pharmaceuticals, Inc.*                                                   40,320
     3,400   Applera Corp. -- Celera Genomics
             Group*                                                                   $       46,750
       400   Bio-Rad Laboratories, Inc., Class A*                                             22,948
     4,200   Cell Genesys, Inc.*                                                              34,020
     2,800   Charles River Laboratories
             International, Inc.*                                                            128,828
    10,000   Cytokinetics, Inc.*                                                             102,500
     2,400   Diversa Corp.*                                                                   20,976
     3,100   Enzon Pharmaceuticals, Inc.*                                                     42,532
     1,100   Exelixis, Inc.*                                                                  10,450
    30,700   Genelabs Technologies*                                                           36,840
     5,600   Human Genome Sciences, Inc.*                                                     67,312
    23,200   Incyte Corp.*                                                                   231,768
     3,000   Integra LifeSciences Holdings Corp.*                                            110,790
     5,100   Maxygen, Inc.*                                                                   65,229
     3,900   Myriad Genetics, Inc.*                                                           87,789
     8,000   Regeneration Technologies, Inc.*                                                 83,840
     8,700   Seattle Genetics, Inc.*                                                          56,811
     4,300   Telik, Inc.*                                                                     82,302
     2,600   Transkaryotic Therapies, Inc.*                                                   66,014
             ---------------------------------------------------------------------------------------
                                                                                           1,393,981
             ---------------------------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.3%
    15,100   Charter Communications, Inc.,
             Class A*                                                                         33,824
    23,700   Mediacom Communications Corp.,
             Class A*                                                                        148,125
     1,800   Saga Communications, Inc., Class A*                                              30,330
     2,200   Sinclair Broadcast Group, Inc.,
             Class A                                                                          20,262
             ---------------------------------------------------------------------------------------
                                                                                             232,541
             ---------------------------------------------------------------------------------------

             BUSINESS SERVICES -- 2.0%
     1,100   Banta Corp.                                                                      49,236
     3,500   CSG Systems International, Inc.*                                                 65,450
     2,800   Digital River, Inc.*                                                            116,508
     5,700   Dollar Thrifty Automotive Group, Inc.*                                          172,140
    12,700   Gartner, Inc., Class A*                                                         158,242
       600   Gevity HR, Inc.                                                                  12,336
     5,200   Heidrick & Struggles
             International, Inc.*                                                            178,204

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             BUSINESS SERVICES -- CONTINUED
     1,900   Hewitt Associates, Inc., Class A*                                        $       60,819
     6,900   Labor Ready, Inc.*                                                              116,748
     2,200   Metris Companies, Inc.*                                                          28,050
     7,400   Navigant Consulting, Inc.*                                                      196,840
     2,800   PDI, Inc.*                                                                       62,384
     3,800   Quanta Services, Inc.*                                                           30,400
    14,800   Spherion Corp.*                                                                 124,320
    10,600   TeleTech Holdings, Inc.*                                                        102,714
     2,900   Tyler Technologies, Inc.*                                                        24,244
     3,000   Valassis Communications, Inc.*                                                  105,030
       500   Vertrue, Inc.*                                                                   18,885
             ---------------------------------------------------------------------------------------
                                                                                           1,622,550
             ---------------------------------------------------------------------------------------

             CHEMICALS -- 2.4%
     1,200   Aceto Corp.                                                                      22,848
     3,100   Albemarle Corp.                                                                 120,001
     3,500   Cabot Microelectronics Corp.*                                                   140,175
     2,900   Cytec Industries, Inc.                                                          149,118
     4,000   FMC Corp.*                                                                      193,200
     8,500   Georgia Gulf Corp.                                                              423,300
       800   HB Fuller Co.                                                                    22,808
     8,000   Hercules, Inc.*                                                                 118,800
     4,800   Kronos Worldwide, Inc.                                                          195,600
     2,800   NewMarket Corp.*                                                                 55,720
     1,500   NuCO2, Inc.*                                                                     33,285
     1,800   OM Group, Inc.*                                                                  58,356
    12,600   PolyOne Corp.*                                                                  114,156
     3,800   Terra Industries, Inc.*                                                          33,744
    11,400   The Mosaic Co.*                                                                 186,048
     6,800   W.R. Grace & Co.*                                                                92,548
             ---------------------------------------------------------------------------------------
                                                                                           1,959,707
             ---------------------------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.1%
    12,300   Adaptec, Inc.*                                                                   93,357
     8,000   Anixter International, Inc.                                                     287,920
     3,400   Black Box Corp.                                                                 163,268
    21,100   Brocade Communications
             Systems, Inc.*                                                                  161,204
     3,200   Factset Research Systems, Inc.                                                  187,008
             ---------------------------------------------------------------------------------------
                                                                                             892,757
             ---------------------------------------------------------------------------------------

             COMPUTER SOFTWARE -- 4.6%
     3,400   Ariba, Inc.*                                                             $       56,440
     3,100   Ascential Software Corp.*                                                        50,561
     5,000   Aspen Technology, Inc.*                                                          31,050
     7,800   Atari, Inc.*                                                                     22,854
     3,800   CACI International, Inc., Class A*                                              258,894
     2,200   Cerner Corp.*                                                                   116,974
    11,700   Ciber, Inc.*                                                                    112,788
     9,000   Computer Programs & Systems, Inc.                                               208,350
     4,100   Dendrite International, Inc.*                                                    79,540
     2,300   DSP Group, Inc.*                                                                 51,359
     5,700   E.piphany, Inc.*                                                                 27,531
     2,400   Echelon Corp.*                                                                   20,256
     2,600   EPIQ Systems, Inc.*                                                              38,064
     1,400   FileNet Corp.*                                                                   36,064
     5,100   Hyperion Solutions Corp.*                                                       237,762
     4,400   Informatica Corp.*                                                               35,728
     4,900   Intergraph Corp.*                                                               131,957
     3,100   JDA Software Group, Inc.*                                                        42,222
     1,100   Kronos, Inc.*                                                                    56,243
     5,300   Lexar Media, Inc.*                                                               41,552
     3,500   Magma Design Automation, Inc.*                                                   43,960
     2,800   Manhattan Associates, Inc.*                                                      66,864
     8,500   ManTech International Corp., Class A*                                           201,790
     2,200   Manugistics Group, Inc.*                                                          6,314
     2,400   MAPICS, Inc.*                                                                    25,320
     7,200   Mentor Graphics Corp.*                                                          110,088
       800   MicroStrategy, Inc.*                                                             48,200
     4,300   MRO Software, Inc.*                                                              55,986
     3,600   Openwave Systems, Inc.*                                                          55,656
       900   PalmSource, Inc.*                                                                11,466
    26,200   Parametric Technology Corp.*                                                    154,318
     1,800   Pegasystems, Inc.*                                                               15,354
     7,600   Per-Se Technologies, Inc.*                                                      120,308
     8,000   Perot Systems Corp., Class A*                                                   128,240
     8,500   Progress Software Corp.*                                                        198,475
       300   Quality Systems, Inc.*                                                           17,940
     2,300   Quest Software, Inc.*                                                            36,685
     3,400   Retek, Inc.*                                                                     20,910
     4,100   SafeNet, Inc.*                                                                  150,634
    12,700   Secure Computing Corp.*                                                         126,746
       500   SPSS, Inc.*                                                                       7,820
     1,000   SRA International, Inc., Class A*                                                64,200

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             COMPUTER SOFTWARE -- CONTINUED
       800   SS&C Technologies, Inc.                                                  $       16,520
       700   Stratasys, Inc.*                                                                 23,492
     3,800   Take-Two Interactive Software, Inc.*                                            132,202
     1,000   TALX Corp.                                                                       25,790
     1,000   TradeStation Group, Inc.*                                                         7,020
     4,300   Transaction Systems Architects,
             Inc., Class A*                                                                   85,355
     2,300   webMethods, Inc.*                                                                16,583
     7,900   Wind River Systems, Inc.*                                                       107,045
             ---------------------------------------------------------------------------------------
                                                                                           3,737,470
             ---------------------------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.2%
     3,400   Advanced Digital Information Corp.*                                              34,068
     8,000   Agilysys, Inc.                                                                  137,120
     2,700   Dot Hill Systems Corp.*                                                          21,168
     1,100   Electronics for Imaging, Inc.*                                                   19,151
     7,900   Gateway, Inc.*                                                                   47,479
     5,500   Hutchinson Technology, Inc.*                                                    190,135
     1,800   Imagistics International, Inc.*                                                  60,588
     4,900   Imation Corp.                                                                   155,967
     5,400   Komag, Inc.*                                                                    101,412
     3,200   PalmOne, Inc.*                                                                  100,960
     2,700   RadiSys Corp.*                                                                   52,785
    19,200   Silicon Graphics, Inc.*                                                          33,216
     7,500   Sykes Enterprises, Inc.*                                                         52,125
             ---------------------------------------------------------------------------------------
                                                                                           1,006,174
             ---------------------------------------------------------------------------------------

             CONSTRUCTION -- 0.9%
       800   Beazer Homes USA, Inc.                                                          116,968
    13,300   Champion Enterprises, Inc.*                                                     157,206
     1,500   Dycom Industries, Inc.*                                                          45,780
     4,900   Levitt Corp., Class A                                                           149,793
     1,300   Meritage Corp.*                                                                 146,510
     3,300   WCI Communities, Inc.*                                                           97,020
             ---------------------------------------------------------------------------------------
                                                                                             713,277
             ---------------------------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 1.8%
     1,400   Ameron International Corp.                                                       53,060
     2,300   Eagle Materials, Inc.                                                           198,605
     3,000   ElkCorp                                                                         102,660
     4,500   NCI Building Systems, Inc.*                                                     168,750
     1,600   Texas Industries, Inc.                                                           99,808
    15,700   Universal Forest Products, Inc.                                          $      681,380
     4,200   USG Corp.*                                                                      169,134
             ---------------------------------------------------------------------------------------
                                                                                           1,473,397
             ---------------------------------------------------------------------------------------

             CONSUMER PRODUCTS -- 1.0%
     4,100   American Greetings Corp., Class A                                               103,935
       500   CSS Industries, Inc.                                                             15,880
    11,500   Revlon, Inc., Class A*                                                           26,450
     1,500   Stanley Furniture Company, Inc.                                                  67,425
     1,700   Toro Co.                                                                        138,295
     7,100   Tupperware Corp.                                                                147,112
     6,100   Universal Corp.                                                                 291,824
             ---------------------------------------------------------------------------------------
                                                                                             790,921
             ---------------------------------------------------------------------------------------

             CONSUMER SERVICES -- 0.9%
     3,800   Alderwoods Group, Inc. (Canada)*                                                 43,244
     3,000   Arbitron, Inc.*                                                                 117,540
    16,600   Rent-Way, Inc.*                                                                 132,966
     3,800   Sotheby's Holdings, Inc., Class A*                                               69,008
     2,800   SOURCECORP, Inc.*                                                                53,508
     2,900   Startek, Inc.                                                                    82,505
    16,100   Stewart Enterprises, Inc., Class A*                                             112,539
     3,100   The GEO Group, Inc.*                                                             82,398
             ---------------------------------------------------------------------------------------
                                                                                             693,708
             ---------------------------------------------------------------------------------------

             DISTRIBUTION -- 0.2%
     1,600   Building Material Holding Corp.                                                  61,264
     3,600   WESCO International, Inc.*                                                      106,704
             ---------------------------------------------------------------------------------------
                                                                                             167,968
             ---------------------------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.0%
       800   Analogic Corp.                                                                   35,832
       700   BEI Technologies, Inc.                                                           21,616
     1,700   Bel Fuse, Inc., Class B                                                          57,443
     5,000   Benchmark Electronics, Inc.*                                                    170,500
     2,900   Checkpoint Systems, Inc.*                                                        52,345
     5,500   CTS Corp.                                                                        73,095
     2,400   Electro Scientific Industries, Inc.*                                             47,424
     4,400   Encore Wire Corp.*                                                               58,652
       600   FARO Technologies, Inc.*                                                         18,708
     3,700   Integrated Electrical Services, Inc.*                                            17,908
     3,400   Itron, Inc.*                                                                     81,294

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- CONTINUED
     1,200   MTS Systems Corp.                                                        $       40,572
     2,500   Planar Systems, Inc.*                                                            28,075
     5,000   Power-One, Inc.*                                                                 44,600
     7,600   Rayovac Corp.*                                                                  232,256
     2,500   ROFIN-SINAR Technologies, Inc.*                                                 106,125
     5,500   Stoneridge, Inc.*                                                                83,215
     5,000   Sypris Solutions, Inc.                                                           76,550
     4,600   Trimble Navigation LTD*                                                         151,984
     8,400   TTM Technologies, Inc.*                                                          99,120
     3,500   Valence Technology, Inc.*                                                        10,885
     3,600   Watts Water Technologies, Inc.,
             Class A                                                                         116,064
     1,200   Zygo Corp.*                                                                      14,148
             ---------------------------------------------------------------------------------------
                                                                                           1,638,411
             ---------------------------------------------------------------------------------------

             ENGINEERING SERVICES -- 0.3%
     1,800   URS Corp.*                                                                       57,780
     4,800   Washington Group
             International, Inc.*                                                            198,000
             ---------------------------------------------------------------------------------------
                                                                                             255,780
             ---------------------------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 2.1%
     3,600   Ameristar Casinos, Inc.                                                         155,196
     2,800   Argosy Gaming Co.*                                                              130,760
     1,400   Aztar Corp.*                                                                     48,888
     5,700   Callaway Golf Co.                                                                76,950
     1,500   Carmike Cinemas, Inc.                                                            54,750
     1,000   Isle of Capri Casinos, Inc.*                                                     25,650
     4,300   K2, Inc.*                                                                        68,284
     2,900   Macrovision Corp.*                                                               74,588
     4,700   Multimedia Games, Inc.*                                                          74,072
     5,800   Navigant International, Inc.*                                                    70,586
     4,500   Penn National Gaming, Inc.*                                                     272,475
     4,700   Pinnacle Entertainment, Inc.*                                                    92,966
    13,800   Scientific Games Corp., Class A*                                                328,992
     7,000   Thor Industries, Inc.                                                           259,350
             ---------------------------------------------------------------------------------------
                                                                                           1,733,507
             ---------------------------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.2%
     3,400   Duratek, Inc.*                                                                   84,694
     1,100   Metal Management, Inc.                                                           29,557
     2,400   Tetra Tech, Inc.*                                                                40,176
     1,300   Waste Connections, Inc.*                                                 $       44,525
             ---------------------------------------------------------------------------------------
                                                                                             198,952
             ---------------------------------------------------------------------------------------

             FINANCIAL SERVICES -- 1.5%
     4,200   Accredited Home Lenders
             Holding Co.*                                                                    208,656
     1,700   Advanta Corp., Class B                                                           41,259
     2,800   Affiliated Managers Group, Inc.*                                                189,672
     1,800   Coinstar, Inc.*                                                                  48,294
     4,800   CompuCredit Corp.*                                                              131,232
       800   Credit Acceptance Corp.*                                                         20,360
       900   Education Lending Group, Inc.*                                                   13,959
       700   Encore Capital Group, Inc.*                                                      16,646
     1,300   eSpeed, Inc., Class A*                                                           16,081
     1,200   Euronet Worldwide, Inc.*                                                         31,224
     1,200   ITLA Capital Corp.*                                                              70,548
     4,300   Knight Trading Group, Inc., Class A*                                             47,085
    17,800   Safeguard Scientifics, Inc.*                                                     37,736
     5,300   World Acceptance Corp.*                                                         145,803
     2,800   WSFS Financial Corp.                                                            168,896
             ---------------------------------------------------------------------------------------
                                                                                           1,187,451
             ---------------------------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 1.1%
    13,900   Chiquita Brands International, Inc.                                             306,634
     3,700   Corn Products International, Inc.                                               198,172
     2,600   Flowers Foods, Inc.                                                              82,108
     1,200   J & J Snack Foods Corp.                                                          58,836
     5,100   Sanderson Farms, Inc.                                                           220,728
             ---------------------------------------------------------------------------------------
                                                                                             866,478
             ---------------------------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 5.8%
     4,400   Align Technology, Inc.*                                                          47,300
     9,900   Alliance Imaging, Inc.*                                                         111,375
     3,200   Animas Corp.*                                                                    50,016
     4,900   Apria Healthcare Group, Inc.*                                                   161,455
     2,200   Arrow International, Inc.                                                        68,178
     1,500   ArthroCare Corp.*                                                                48,090
     2,300   Biosite, Inc.*                                                                  141,542
     7,600   Centene Corp.*                                                                  215,460
     8,000   CONMED Corp.*                                                                   227,360
     2,600   CTI Molecular Imaging, Inc.*                                                     36,894
     3,000   Diagnostic Products Corp.                                                       165,150

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
    16,700   Encore Medical Corp.*                                                    $      113,393
     1,300   Epix Pharmaceuticals, Inc.*                                                      23,283
     1,700   First Health Group Corp.*                                                        31,807
     2,500   Genesis HealthCare Corp.*                                                        87,575
     8,800   Gentiva Health Services*                                                        147,136
     1,350   Immucor, Inc.*                                                                   31,739
     1,400   Inverness Medical Innovations, Inc.*                                             35,140
    13,800   Kindred Healthcare, Inc.*                                                       413,310
     7,200   Kyphon, Inc.*                                                                   185,472
     3,600   Mentor Corp.                                                                    121,464
     1,700   Merit Medical Systems, Inc.*                                                     25,976
     1,400   Ocular Sciences, Inc.*                                                           68,614
     7,600   Owens & Minor, Inc.                                                             214,092
    12,900   Palatin Technologies, Inc.*                                                      34,314
     5,600   Pediatrix Medical Group, Inc.*                                                  358,680
     1,000   Possis Medical, Inc.*                                                            13,480
     5,300   Province Healthcare Co.*                                                        118,455
    12,600   PSS World Medical, Inc.*                                                        157,689
     3,600   Sierra Health Services, Inc.*                                                   198,396
     6,200   Sola International, Inc.*                                                       170,748
    11,000   Steris Corp.*                                                                   260,920
     1,300   SurModics, Inc.*                                                                 42,263
     3,600   Symbion, Inc.*                                                                   79,488
     1,300   TECHNE Corp.*                                                                    50,570
     7,100   United Surgical Partners
             International, Inc.*                                                            296,070
     7,300   VISX, Inc.*                                                                     188,851
             ---------------------------------------------------------------------------------------
                                                                                           4,741,745
             ---------------------------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.1%
     6,600   La Quinta Corp.*                                                                 59,994

             INDUSTRIAL COMPONENTS -- 0.4%
     1,900   Hexcel Corp.*                                                                    27,550
    13,800   Lennox International, Inc.                                                      280,830
             ---------------------------------------------------------------------------------------
                                                                                             308,380
             ---------------------------------------------------------------------------------------

             INSURANCE -- 2.5%
       800   AmerUs Group Co.                                                                 36,240
     3,500   Argonaut Group, Inc.*                                                            73,955
    15,300   Delphi Financial Group, Inc., Class A                                           706,095
     3,200   Direct General Corp.                                                            102,720
     3,000   LandAmerica Financial Group, Inc.                                        $      161,790
       800   NYMAGIC, Inc.                                                                    20,240
    20,600   PMA Capital Corp., Class A*                                                     213,210
     2,900   Selective Insurance Group                                                       128,296
     3,200   Stewart Information Services Corp.                                              133,280
       200   The Navigators Group, Inc.*                                                       6,022
     1,200   United Fire & Casualty Co.                                                       40,452
     1,900   Vesta Insurance Group, Inc.                                                       6,992
     7,600   Zenith National Insurance Corp.                                                 378,784
             ---------------------------------------------------------------------------------------
                                                                                           2,008,076
             ---------------------------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.4%
     5,600   AsiaInfo Holdings, Inc. (China)*                                                 33,376
       400   Blue Coat Systems, Inc.*                                                          7,444
    32,300   CMGI, Inc.*                                                                      82,365
    11,700   CNET Networks, Inc.*                                                            131,391
     1,600   Corillian Corp.*                                                                  7,872
     2,400   Digital Insight Corp.*                                                           44,160
    10,500   Digitas, Inc.*                                                                  100,275
    11,100   DoubleClick, Inc.*                                                               86,358
    27,900   EarthLink, Inc.*                                                                321,408
     1,600   Equinix, Inc.*                                                                   68,384
     3,200   Harris Interactive, Inc.*                                                        25,280
    16,600   Homestore, Inc.*                                                                 50,298
     1,100   Infospace, Inc.*                                                                 52,305
     4,700   Internet Security Systems, Inc.*                                                109,275
       600   Interwoven, Inc.*                                                                 6,528
     3,400   iPass, Inc.*                                                                     25,160
     3,000   j2 Global Communications, Inc.*                                                 103,500
     4,000   Lionbridge Technologies, Inc.*                                                   26,880
    15,600   LookSmart LTD*                                                                   34,164
     4,400   Mindspeed Technologies, Inc.*                                                    12,232
     1,100   PC-Tel, Inc.*                                                                     8,723
     2,900   Portal Software, Inc.*                                                            7,685
     2,600   ProQuest Co.*                                                                    77,220
     2,800   Redback Networks, Inc.*                                                          15,008
    12,400   SupportSoft, Inc.*                                                               82,584
     5,400   Trizetto Group, Inc.*                                                            51,300
     7,200   United Online, Inc.*                                                             83,016
     6,500   Valueclick, Inc.*                                                                86,645
     4,100   WebEx Communications, Inc.*                                                      97,498

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             INTERNET SERVICES/SOFTWARE -- CONTINUED
     3,100   Websense, Inc.*                                                          $      157,232
             ---------------------------------------------------------------------------------------
                                                                                           1,995,566
             ---------------------------------------------------------------------------------------

             INVESTMENT COMPANY -- 0.2%
     8,459   Technology Investment Capital Corp.                                             126,970

             LEASING -- 0.3%
     7,700   GATX Corp.                                                                      227,612
     1,500   Interpool, Inc.                                                                  35,625
             ---------------------------------------------------------------------------------------
                                                                                             263,237
             ---------------------------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 2.5%
    29,550   Applied Industrial Technologies, Inc.                                           809,670
     4,500   Astec Industries, Inc.*                                                          77,445
     5,700   Cascade Corp.                                                                   227,715
     4,700   Flowserve Corp.*                                                                129,438
     2,500   NACCO Industries, Inc., Class A                                                 263,500
     1,300   Sauer-Danfoss, Inc.                                                              28,353
     2,200   Tecumseh Products Co., Class A                                                  105,160
     2,900   The Manitowoc Co., Inc.                                                         109,185
     3,400   UNOVA, Inc.*                                                                     85,986
     4,800   York International Corp.                                                        165,792
             ---------------------------------------------------------------------------------------
                                                                                           2,002,244
             ---------------------------------------------------------------------------------------

             MANUFACTURING -- 2.7%
     3,000   Albany International Corp., Class A                                             105,480
     2,800   Armor Holdings, Inc.*                                                           131,656
     5,400   Barnes Group, Inc.                                                              143,154
     1,800   Cyberoptics Corp.*                                                               26,766
     1,000   ESCO Technologies, Inc.*                                                         76,650
     5,600   Fleetwood Enterprises, Inc.*                                                     75,376
     7,000   Griffon Corp.*                                                                  189,000
     5,200   JLG Industries, Inc.                                                            102,076
     5,300   Joy Global, Inc.                                                                230,179
     5,400   Lincoln Electric Holdings, Inc.                                                 186,516
     3,000   NN, Inc.                                                                         39,630
     1,700   Penn Engineering &
             Manufacturing Corp.                                                              30,770
     7,200   Quanex Corp.                                                                    493,704
     4,400   Terex Corp.*                                                                    209,660
     5,200   Walter Industries, Inc.                                                         175,396
             ---------------------------------------------------------------------------------------
                                                                                           2,216,013
             ---------------------------------------------------------------------------------------

             METALS/MINING -- 0.7%
     8,500   Commercial Metals Co.                                                    $      429,760
     2,900   Metals USA, Inc.*                                                                53,795
     2,500   Valmont Industries, Inc.                                                         62,775
             ---------------------------------------------------------------------------------------
                                                                                             546,330
             ---------------------------------------------------------------------------------------

             MULTI-MEDIA -- 0.7%
     3,400   Emmis Communications Corp.,
             Class A*                                                                         65,246
     3,200   Gray Television, Inc.                                                            49,600
     3,000   Insight Communications Co., Inc.,
             Class A*                                                                         27,810
     3,200   Journal Register Co.*                                                            61,856
    14,000   Lodgenet Entertainment Corp.*                                                   247,660
     6,900   World Wrestling Entertainment, Inc.                                              83,697
             ---------------------------------------------------------------------------------------
                                                                                             535,869
             ---------------------------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.5%
     1,000   General Binding Corp.*                                                           13,140
     7,700   Global Imaging Systems, Inc.*                                                   304,150
     2,700   United Stationers, Inc.*                                                        124,740
             ---------------------------------------------------------------------------------------
                                                                                             442,030
             ---------------------------------------------------------------------------------------

             OIL & GAS -- 6.2%
     2,400   Black Hills Corp.                                                                73,632
     1,600   Callon Petroleum Co.*                                                            23,136
     4,000   Cimarex Energy Co.*                                                             151,600
     2,300   Comstock Resources, Inc.*                                                        50,715
    11,000   Denbury Resources, Inc.*                                                        301,950
     8,000   Energen Corp.                                                                   471,600
     1,700   Energy Partners LTD*                                                             34,459
       600   Giant Industries, Inc.*                                                          15,906
     5,500   Gulf Island Fabrication, Inc.                                                   120,065
     4,300   Hanover Compressor Co.*                                                          60,759
     2,600   Headwaters, Inc.*                                                                74,100
     4,100   Helmerich & Payne, Inc.                                                         139,564
    13,900   Houston Exploration Co.*                                                        782,709
     2,200   Hydril Co.*                                                                     100,122
    19,900   Key Energy Services, Inc.*                                                      234,820
     4,200   Lone Star Technologies, Inc.*                                                   140,532
     3,800   Mission Resources Corp.*                                                         22,192
     6,500   Oceaneering International, Inc.*                                                242,580
     2,800   Oil States International, Inc.*                                                  54,012

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             OIL & GAS -- CONTINUED
     1,300   Penn Virginia Corp.                                                      $       52,741
    11,800   Southern Union Co.*                                                             282,964
     6,500   Southwest Gas Corp.                                                             165,100
    13,000   Southwestern Energy Co.*                                                        658,970
     3,300   Stone Energy Corp.*                                                             148,797
     7,200   Tesoro Petroleum Corp.*                                                         229,392
     3,900   Todco, Class A*                                                                  71,838
     4,200   Veritas DGC, Inc.*                                                               94,122
     9,200   Vintage Petroleum, Inc.                                                         208,748
     1,500   World Fuel Services Corp.                                                        74,700
             ---------------------------------------------------------------------------------------
                                                                                           5,081,825
             ---------------------------------------------------------------------------------------

             PACKAGING -- 0.7%
    24,100   Crown Holdings, Inc.*                                                           331,134
     4,500   Silgan Holdings, Inc.                                                           274,320
             ---------------------------------------------------------------------------------------
                                                                                             605,454
             ---------------------------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.2%
     2,200   Schweitzer-Mauduit
             International, Inc.                                                              74,690
     6,000   Wausau-Mosinee Paper Corp.                                                      107,160
             ---------------------------------------------------------------------------------------
                                                                                             181,850
             ---------------------------------------------------------------------------------------

             PHARMACEUTICALS -- 3.7%
     3,900   Able Laboratories, Inc.*                                                         88,725
    12,400   Adolor Corp.*                                                                   123,008
     4,400   Alkermes, Inc.*                                                                  61,996
     1,500   Antigenics, Inc.*                                                                15,180
     8,900   AtheroGenics, Inc.*                                                             209,684
    56,100   AVANIR Pharmaceuticals, Class A*                                                191,301
     1,300   Bradley Pharmaceuticals, Inc.*                                                   25,220
     3,200   Corixa Corp.*                                                                    11,648
    13,200   Cubist Pharmaceuticals, Inc.*                                                   156,156
    12,600   CV Therapeutics, Inc.*                                                          289,800
    24,300   Cypress Bioscience, Inc.*                                                       341,658
     1,500   Dendreon Corp.*                                                                  16,170
     3,600   Impax Laboratories, Inc.*                                                        57,168
     1,800   Kos Pharmaceuticals, Inc.*                                                       67,752
     2,125   La Jolla Pharmaceutical Co.
             (PIPE), # *                                                                       3,549
     4,700   Ligand Pharmaceuticals, Inc.,
             Class B*                                                                         54,708
     2,300   Medicines Co.*                                                           $       66,240
     8,200   Onyx Pharmaceuticals, Inc.*                                                     265,598
     2,700   Par Pharmaceutical Companies, Inc.*                                             111,726
     1,500   Pharmion Corp.*                                                                  63,315
     4,000   PolyMedica Corp.                                                                149,160
     4,800   Rigel Pharmaceuticals, Inc.*                                                    117,216
       900   Tanox, Inc.*                                                                     13,680
     4,000   United Therapeutics Corp.*                                                      180,600
     8,800   Valeant Pharmaceuticals
             International                                                                   231,880
     5,000   Vertex Pharmaceuticals, Inc.*                                                    52,850
     4,700   Vicuron Pharmaceuticals, Inc.*                                                   81,827
             ---------------------------------------------------------------------------------------
                                                                                           3,047,815
             ---------------------------------------------------------------------------------------

             PRINTING & PUBLISHING -- 0.4%
    10,900   Bowne & Co., Inc.                                                               177,234
     3,400   John H. Harland Co.                                                             122,740
             ---------------------------------------------------------------------------------------
                                                                                             299,974
             ---------------------------------------------------------------------------------------

             REAL ESTATE -- 0.1%
     1,100   LNR Property Corp.                                                               69,201

             REAL ESTATE INVESTMENT TRUST -- 7.5%
     8,500   Affordable Residential
             Communities, Inc.                                                               121,975
    24,300   American Financial Realty Trust                                                 393,174
     9,700   American Home Mortgage
             Investment Corp.                                                                332,225
     9,600   Anthracite Capital, Inc.                                                        118,656
     5,300   Capital Automotive Real Estate
             Investment Trust                                                                188,283
    19,200   CarrAmerica Realty Corp.                                                        633,599
     4,100   Entertainment Properties Trust                                                  182,655
    17,300   Equity Inns, Inc.                                                               203,102
     3,700   FelCor Lodging Trust, Inc.*                                                      54,205
     4,300   Gables Residential Trust                                                        153,897
    18,400   Government Properties Trust, Inc.                                               181,424
     4,900   Highwoods Properties, Inc.                                                      135,730
     4,200   IMPAC Mortgage Holdings, Inc.                                                    95,214
    19,500   InnKeepers USA Trust                                                            276,900
     2,400   LaSalle Hotel Properties                                                         76,392

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             REAL ESTATE INVESTMENT TRUST -- CONTINUED
     9,200   Lexington Corporate Properties
             Trust                                                                    $      207,736
    11,700   LTC Properties, Inc.                                                            232,947
    14,900   Meristar Hospitality Corp.*                                                     124,415
     9,200   MFA Mortgage Investments, Inc.                                                   81,144
    10,100   Mid-America Apartment
             Communities, Inc.                                                               416,322
     1,300   National Health Investors, Inc.                                                  37,934
     5,100   New Century Financial Corp.                                                     325,941
     3,300   NovaStar Financial, Inc.                                                        163,350
     8,700   Pennsylvania Real Estate
             Investment Trust                                                                372,360
    10,600   Prentiss Properties Trust                                                       404,920
    12,500   RAIT Investment Trust                                                           349,625
     6,000   Saul Centers, Inc.                                                              229,500
             ---------------------------------------------------------------------------------------
                                                                                           6,093,625
             ---------------------------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.4%
     3,800   CBRL Group, Inc.                                                                159,030
     1,100   CEC Entertainment, Inc.*                                                         43,967
     9,300   CKE Restaurants, Inc.*                                                          134,943
       500   Jack in the Box, Inc.*                                                           18,435
    16,800   Landry's Restaurants, Inc.                                                      488,208
     2,500   Rare Hospitality International, Inc.*                                            79,650
    11,800   Ryan's Restaurant Group, Inc.*                                                  181,956
             ---------------------------------------------------------------------------------------
                                                                                           1,106,189
             ---------------------------------------------------------------------------------------

             RETAILING -- 5.1%
     2,300   1-800-FLOWERS.COM, Inc., Class A*                                                19,343
    31,400   Aaron Rents, Inc.                                                               785,000
     8,000   Aeropostale, Inc.*                                                              235,440
     9,200   Asbury Automotive Group, Inc.*                                                  126,776
     8,300   Brookstone, Inc.*                                                               162,265
     1,700   Brown Shoe Co., Inc.                                                             50,711
    18,800   Cash America International, Inc.                                                558,924
     2,400   Charlotte Russe Holding, Inc.*                                                   24,240
    31,000   Charming Shoppes, Inc.*                                                         290,470
       900   Electronics Boutique
             Holdings Corp.*                                                                  38,646
     3,400   Genesco, Inc.*                                                                  105,876
    13,000   Hollywood Entertainment Corp.*                                                  170,170
     3,300   Hot Topic, Inc.*                                                                 56,727
     4,200   Insight Enterprises, Inc.*                                               $       86,184
       500   Jo-Ann Stores, Inc.*                                                             13,770
       700   Linens 'N Things, Inc.*                                                          17,360
     3,100   MarineMax, Inc.*                                                                 92,256
       600   Movado Group, Inc.                                                               11,190
     1,800   Movie Gallery, Inc.                                                              34,326
     4,400   Select Comfort Corp.*                                                            78,936
     7,100   ShopKo Stores, Inc.*                                                            132,628
     9,400   Stein Mart, Inc.*                                                               160,364
     3,100   The Children's Place Retail
             Stores, Inc.*                                                                   114,793
     6,100   The J. Jill Group, Inc.*                                                         90,829
     6,300   The Pantry, Inc.*                                                               189,567
     1,200   The Sports Authority, Inc.*                                                      30,900
    11,700   Too, Inc.*                                                                      286,182
     2,000   Trans World Entertainment Corp.*                                                 24,940
     2,400   United Auto Group, Inc.                                                          71,016
     4,000   Zale Corp.*                                                                     119,480
             ---------------------------------------------------------------------------------------
                                                                                           4,179,309
             ---------------------------------------------------------------------------------------

             RETAILING-FOOD & STAPLES -- 0.2%
     1,200   Nash-Finch Co.                                                                   45,312
     3,300   Pathmark Stores, Inc.*                                                           19,173
    16,300   Winn-Dixie Stores, Inc.                                                          74,165
             ---------------------------------------------------------------------------------------
                                                                                             138,650
             ---------------------------------------------------------------------------------------

             SEMI-CONDUCTORS -- 2.8%
     2,400   Actel Corp.*                                                                     42,096
     1,100   ADE Corp.*                                                                       20,592
     2,600   Asyst Technologies, Inc.*                                                        13,234
     1,600   ATMI, Inc.*                                                                      36,048
     3,900   August Technology Corp.*                                                         41,067
    12,900   Axcelis Technologies, Inc.*                                                     104,877
     4,900   Brooks Automation, Inc.*                                                         84,378
     7,200   Cirrus Logic, Inc.*                                                              39,672
    10,900   Credence Systems Corp.*                                                          99,735
     4,000   Cymer, Inc.*                                                                    118,160
     2,300   Diodes, Inc.*                                                                    52,049
     5,200   ESS Technology, Inc.*                                                            36,972
     1,900   Exar Corp.*                                                                      26,961
     1,500   Genesis Microchip, Inc.*                                                         24,330
     9,600   Integrated Silicon Solutions, Inc.*                                              78,720

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             SEMI-CONDUCTORS -- CONTINUED
     2,600   IXYS Corp.*                                                              $       26,832
     2,300   Kopin Corp.*                                                                      8,901
     4,400   Lattice Semiconductor Corp.*                                                     25,080
     5,300   LTX Corp.*                                                                       40,757
     6,000   Mattson Technology, Inc.*                                                        67,560
     8,000   Micrel, Inc.*                                                                    88,160
     6,000   Microsemi Corp.*                                                                104,160
     1,700   MKS Instruments, Inc.*                                                           31,535
     5,100   Mykrolis Corp.*                                                                  72,267
     3,600   Omnivision Technologies, Inc.*                                                   66,060
    30,700   ON Semiconductor Corp.*                                                         139,378
     6,700   Photronics, Inc.*                                                               110,550
     6,600   Pixelworks, Inc.*                                                                74,844
     1,600   Power Integrations, Inc.*                                                        31,648
     4,200   Semitool, Inc.*                                                                  38,976
     7,000   Silicon Image, Inc.*                                                            115,220
    13,200   Silicon Storage Technology, Inc.*                                                78,540
       700   Siliconix, Inc.*                                                                 25,543
    11,900   Skyworks Solutions, Inc.*                                                       112,217
     1,100   Supertex, Inc.*                                                                  23,870
    10,000   Transmeta Corp.*                                                                 16,300
       800   Ultratech, Inc.*                                                                 15,080
     2,300   Varian Semiconductor Equipment
             Associates, Inc.*                                                                84,755
    20,200   Vitesse Semiconductor Corp.*                                                     71,306
     2,600   Zoran Corp.*                                                                     30,108
             ---------------------------------------------------------------------------------------
                                                                                           2,318,538
             ---------------------------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.1%
     3,100   Swift Transportation Co., Inc.*                                                  66,588

             STEEL -- 1.2%
    22,800   AK Steel Holding Corp.*                                                         329,916
     2,700   Gibraltar Industries, Inc.                                                       63,774
     3,800   Reliance Steel & Aluminum Co.                                                   148,048
     5,600   Ryerson Tull, Inc.                                                               88,200
     1,500   Schnitzer Steel Industries, Inc.,
             Class A                                                                          50,895
     7,900   Steel Dynamics, Inc.                                                            299,252
             ---------------------------------------------------------------------------------------
                                                                                             980,085
             ---------------------------------------------------------------------------------------

             TELECOMMUNICATIONS -- 2.5%
     5,600   Aeroflex, Inc.*                                                          $       67,872
    17,200   Alamosa Holdings, Inc.*                                                         214,484
    10,700   Arris Group, Inc.*                                                               75,328
     8,000   Aspect Communications*                                                           89,120
     3,400   Boston Communications Group*                                                     31,416
     4,000   Broadwing Corp.*                                                                 36,440
     7,600   Centennial Communications Corp.*                                                 60,268
    34,100   Cincinnati Bell, Inc.*                                                          141,515
     1,100   Commonwealth Telephone
             Enterprises, Inc.*                                                               54,626
     6,000   CT Communications, Inc.                                                          73,800
     7,100   Extreme Networks, Inc.*                                                          46,505
    14,600   Finisar Corp.*                                                                   33,288
     2,600   Hypercom Corp.*                                                                  15,392
     1,000   Interdigital Communications Corp.*                                               22,100
     2,800   Intrado, Inc.*                                                                   33,880
    10,400   MasTec, Inc.*                                                                   105,144
    11,300   MRV Communications, Inc.*                                                        41,471
     3,300   NETGEAR, Inc.*                                                                   60,027
    11,700   Primus Telecommunications
             Group, Inc.*                                                                     37,206
    43,400   PTEK Holdings, Inc.*                                                            464,814
    11,100   Symmetricom, Inc.*                                                              107,781
     3,000   Talk America Holdings, Inc.*                                                     19,860
     4,700   Tekelec*                                                                         96,068
     7,400   Time Warner Telecom, Inc., Class A*                                              32,264
     6,900   Westell Technologies, Inc., Class A*                                             46,920
             ---------------------------------------------------------------------------------------
                                                                                           2,007,589
             ---------------------------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.8%
     1,400   Audiovox Corp., Class A*                                                         22,092
     2,600   Brightpoint, Inc.*                                                               50,804
     6,000   C-COR.net Corp.*                                                                 55,800
       800   Comtech Telecommunications*                                                      30,088
     2,200   Ditech Communications Corp.*                                                     32,890
    10,600   Inter-Tel, Inc.                                                                 290,228
     5,000   Remec, Inc.*                                                                     36,050
    17,100   RF Micro Devices, Inc.*                                                         116,964
     4,900   Terayon Communications
             Systems, Inc.*                                                                   13,279
             ---------------------------------------------------------------------------------------
                                                                                             648,195
             ---------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             TEXTILES -- 0.5%
    11,500   Angelica Corp.                                                           $      311,075
     3,500   UniFirst Corp.                                                                   98,980
             ---------------------------------------------------------------------------------------
                                                                                             410,055
             ---------------------------------------------------------------------------------------

             TIRE & RUBBER -- 0.6%
    13,500   Cooper Tire & Rubber Co.                                                        290,925
    15,600   Goodyear Tire & Rubber Co.*                                                     228,696
             ---------------------------------------------------------------------------------------
                                                                                             519,621
             ---------------------------------------------------------------------------------------

             TOYS & GAMES -- 0.3%
     5,400   RC2 Corp.*                                                                      176,040
     2,700   Steinway Musical Instruments, Inc.*                                              78,138
             ---------------------------------------------------------------------------------------
                                                                                             254,178
             ---------------------------------------------------------------------------------------

             TRANSPORTATION -- 1.8%
     1,900   Arkansas Best Corp.                                                              85,291
     7,400   Genesee & Wyoming, Inc., Class A*                                               208,162
     2,900   Offshore Logistics, Inc.*                                                        94,163
     1,400   Old Dominion Freight Line, Inc.*                                                 48,720
     4,900   Overseas Shipholding Group, Inc.                                                270,480
     7,700   RailAmerica, Inc.*                                                              100,485
     9,500   SCS Transportation, Inc.*                                                       222,015
     3,000   The Greenbrier Companies, Inc.                                                  101,550
     5,200   US Xpress Enterprises, Inc., Class A*                                           152,360
     7,600   Werner Enterprises, Inc.                                                        172,064
             ---------------------------------------------------------------------------------------
                                                                                           1,455,290
             ---------------------------------------------------------------------------------------

             UTILITIES -- 2.1%
     7,400   Aquila, Inc.*                                                                    27,306
     5,700   Atmos Energy Corp.                                                              155,895
     5,300   Avista Corp.                                                                     93,651
    19,900   CMS Energy Corp.*                                                               207,955
     5,200   El Paso Electric Co.*                                                            98,488
     3,600   Idacorp, Inc.                                                                   110,052
       400   MGE Energy, Inc.                                                                 14,412
     7,400   New Jersey Resources Corp.                                                      320,716
    10,000   PNM Resources, Inc.                                                             252,900
    17,100   Sierra Pacific Resources*                                                       179,550
     1,600   South Jersey Industries, Inc.                                                    84,096
       400   UIL Holdings Corp.                                                       $       20,520
     7,200   UniSource Energy Corp.                                                          173,592
             ---------------------------------------------------------------------------------------
                                                                                           1,739,133
             ---------------------------------------------------------------------------------------
             Total Common Stocks
             (Cost $72,938,658)                                                           78,971,065
             ---------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.5%

             MONEY MARKET FUND -- 3.3%
 2,693,121   JPMorgan Prime Money
             Market Fund (a) @
             (Cost $2,693,121)                                                             2,693,121
             ---------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
----------------------------------------------------------------------------------------------------
             SHORT-TERM -- U.S. TREASURY SECURITY -- 0.2%

$  200,000   U.S. Treasury Note, 1.875%,
             11/30/05, @
             (Cost $198,665)                                                                 198,438
             ---------------------------------------------------------------------------------------

SHARES
----------------------------------------------------------------------------------------------------
             RIGHTS -- 0.0%^
             INVESTMENT COMPANY -- 0.0%^
     8,400   Technology Investment Capital
             Corp., 01/25/05
             (Cost $0)                                                                         4,200
             ---------------------------------------------------------------------------------------
             Total Short-Term Investments
             (Cost $2,891,786)                                                             2,895,759
             ---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.4%
             (COST $75,830,444)                                                       $   81,866,824
             LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (0.4)%                                                               (305,069)
             ---------------------------------------------------------------------------------------
             NET ASSETS -- 100.0%                                                     $   81,561,755
             ---------------------------------------------------------------------------------------
             Percentages indicated are based on net assets of $81,561,755.

SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS

                                                                                            NOTIONAL               UNREALIZED
NUMBER OF                                                                                   VALUE AT             APPRECIATION
CONTRACTS    DESCRIPTION                                         EXPIRATION DATE      12/31/04 (USD)     (DEPRECIATION) (USD)
-----------------------------------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
8            Russell 2000 Index                                      March, 2005      $    2,615,800          $        84,387

Abbreviations:

*    -- Non-income producing security.
#    -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@    -- Security is fully or partially segregated with brokers as initial margin for futures cortracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
^    -- Amount rounds to less than 0.1%
PIPE -- Private investment in a public equity.
USD  -- United States Dollar.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO

STATEMENT OF ASSETS
AND LIABILITIES                                          AS OF DECEMBER 31, 2004

ASSETS:

Investments in non-affiliates, at value                                            $   79,173,703
Investments in affiliates, at value                                                     2,693,121
-------------------------------------------------------------------------------------------------
Total investment securities, at value                                                  81,866,824
-------------------------------------------------------------------------------------------------
Cash                                                                                       32,995
Receivables:
    Shares of beneficial interest sold                                                     66,911
    Interest and dividends                                                                 76,415
    Variation margin                                                                          545
-------------------------------------------------------------------------------------------------
Total Assets                                                                           82,043,690
-------------------------------------------------------------------------------------------------

LIABILITIES:

Payables:
    Investment securities purchased                                                           886
    Shares of beneficial
    interest redeemed                                                                     339,299
Accrued liabilities:
    Investment advisory fees                                                               40,543
    Administration fees                                                                    16,213
    Custodian fees                                                                          5,548
    Trustees' fees                                                                            130
    Other                                                                                  79,316
-------------------------------------------------------------------------------------------------
Total Liabilities                                                                         481,935
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   81,561,755
-------------------------------------------------------------------------------------------------

NET ASSETS:

Paid in capital                                                                    $   65,113,625
Accumulated undistributed
(overdistributed) net investment income                                                     7,527
Accumulated net realized gain (loss)
on investments                                                                         10,319,836
Net unrealized appreciation
(depreciation) of investments                                                           6,120,767
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $   81,561,755
-------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
(no par value; unlimited number of
shares authorized):                                                                     4,560,609
Net asset value, redemption and
offering price per share:                                                          $        17.88
-------------------------------------------------------------------------------------------------
Cost of investments                                                                $   75,830,444
-------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                  FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:

Interest                                                                           $          306
Dividend                                                                                  446,184
Dividend income from affiliated
investments*                                                                               33,521
Foreign taxes withheld                                                                       (233)
-------------------------------------------------------------------------------------------------
Total investment income                                                                   479,778
-------------------------------------------------------------------------------------------------

EXPENSES:

Investment advisory fees                                                                  366,603
Administration fees                                                                       130,527
Custodian fees                                                                             37,232
Interest expense                                                                            1,346
Printing and postage                                                                       55,574
Professional fees                                                                          56,731
Transfer agent fees                                                                        30,421
Trustees' fees                                                                              7,587
Other                                                                                      18,061
-------------------------------------------------------------------------------------------------
Total expenses                                                                            704,082
-------------------------------------------------------------------------------------------------
Less earnings credits                                                                          80
-------------------------------------------------------------------------------------------------
    Net expenses                                                                          704,002
-------------------------------------------------------------------------------------------------
Net investment income (loss)                                                       $     (224,224)
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on transactions from:
    Investments                                                                    $   22,571,389
    Futures                                                                                32,659
Change in net unrealized appreciation (depreciation) of:
    Investments                                                                        (6,299,406)
    Futures                                                                                84,387
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments and futures                                                             16,389,029
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                                    $   16,164,805
-------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory and
    administration fees:                                                           $        3,976
-------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                          FOR THE PERIODS INDICATED
(Amounts in thousands)

                                                                                       YEAR ENDED        YEAR ENDED
                                                                                         12/31/04          12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)                                                       $     (224,224)   $     (225,088)
Net realized gain (loss) on investments
and futures                                                                            22,604,048         1,947,896
Change in net unrealized appreciation/
depreciation of investments and futures                                                (6,215,019)       11,768,664
-------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets
     from operations                                                                   16,164,805        13,491,472
-------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                            33,545,647        22,024,444
Cost of shares redeemed                                                               (20,363,767)      (21,012,337)
Increase (decrease) from capital share
transactions                                                                           13,181,880         1,012,107
-------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in
     net assets                                                                        29,346,685        14,503,579
-------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                                    52,215,070        37,711,491
-------------------------------------------------------------------------------------------------------------------
End of period                                                                      $   81,561,755    $   52,215,070
-------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                                                  $        7,527    $           --
-------------------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                                                  2,185,437         1,794,368
Redeemed                                                                               (1,339,061)       (1,727,741)
-------------------------------------------------------------------------------------------------------------------
Change in Shares                                                                          846,376            66,627
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO

NOTES TO FINANCIAL
STATEMENTS

1. ORGANIZATION

JPMorgan Small Company Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996 the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its Portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index future contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2004, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

C. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

F. FEDERAL INCOME TAXES -- The Porfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

G. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax

The following amounts were reclassified within the capital accounts:

                                                         ACCUMULATED                 ACCUMULATED
                                                       UNDISTRIBUTED                NET REALIZED
                                                   (OVERDISTRIBUTED)                 GAIN (LOSS)
                         PAID-IN-CAPITAL       NET INVESTMENT INCOME              ON INVESTMENTS
                         $      (234,103)      $             231,751              $        2,352

regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The reclassifications for the Portfolio primarily relate to the character for tax purposes of distributions from investments in REITS and current year non-deductible net operating losses.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay JPMorgan Chase Bank ("JPMCB" or the "Administrator") a fee of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees.

In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

BISYS Fund Services, L.P. ("BISYS") currently serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

None of the Portfolio's service providers expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

C. DISTRIBUTOR -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of each Portfolio's shares. JPMFD receives no compensation in its capacity as the Portfolio's underwriter.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement. Interest expense paid to the Custodian related to over-drafts are presented as Interest expense in the Statement of Operations.

E. OTHER -- Certain officers of the Trust are officers of J.P.Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2004, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

F. SUBSEQUENT CHANGES -- After considering management's recommendations, the Board of Trustees approved, and the Portfolio entered into, a Distribution Agreement with JPMorgan Distribution Services, Inc.

("JPMDS") and an Administration Agreement with JPMorgan Funds Management, Inc. ("JPMFM"). JPMDS and JPMFM are both indirect, wholly-owned subsidiaries of JPMorgan Chase & Co. The agreements are effective February 19, 2005, and the fees charged to the Portfolio under the agreements are subject to the same fee structure as those paid to the prior service providers.

Beginning in mid-2005, JPMCB will serve as the Portfolio's sub-administrator. For its services as sub-administrator, JPMCB will receive a portion of the fees payable to JPMFM as Administrator.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                                  PURCHASES                  SALES              PURCHASES                  SALES
                            (EXCLUDING U.S.        (EXCLUDING U.S.                OF U.S.                OF U.S.
                                GOVERNMENT)            GOVERNMENT)             GOVERNMENT             GOVERNMENT
                       $        104,063,672   $         92,021,298   $                 --   $                 --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2004 were as follows:

                                                             GROSS                  GROSS         NET UNREALIZED
                                  AGGREGATE             UNREALIZED             UNREALIZED           APPRECIATION
                                       COST           APPRECIATION           DEPRECIATION         (DEPRECIATION)
                       $         75,857,759   $          6,813,916   $           (804,851)  $          6,009,065

At December 31, 2004, the tax components of capital were as follows:

Current distributable ordinary income                                                              $          --
Current distributable long-term capital
gain or (tax basis capital loss carryover)                                                         $  10,439,245
Unrealized appreciation (depreciation)                                                             $   6,008,885

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales, the mark to market of futures and REIT basis adjustments.

During the year ended December 31, 2004, the Portfolio fully utilized its $12,163,868 of capital loss carryforwards.

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio incurred no post-October realized losses.

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement was terminated on February 18, 2005.

The Portfolio had no borrowings outstanding at December 31, 2004, nor at anytime during the year then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co. Effective November 15, 2004, the bank name changed to JPMorgan Chase Bank, National Association.

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------------------------
                                                   2004           2003           2002           2001           2000
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $       14.06  $       10.34  $       13.22  $       14.38  $       16.73
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                       (0.05)         (0.06)            --+          0.03           0.03
    Net gains or losses on securities
    (both realized and unrealized)                      3.87           3.78          (2.86)         (1.18)         (1.93)
========================================================================================================================
    Total from investment operations                    3.82           3.72          (2.86)         (1.15)         (1.90)
========================================================================================================================
LESS DISTRIBUTIONS:
    Dividends from net investment income                  --             --           0.02           0.01           0.02
    Distributions from capital gains                      --             --             --             --           0.43
========================================================================================================================
    Total distributions                                   --             --           0.02           0.01           0.45
========================================================================================================================
Net asset value, end of period                 $       17.88  $       14.06  $       10.34  $       13.22  $       14.38
========================================================================================================================
TOTAL RETURN                                           27.17%         35.98%        (21.65%)        (8.03%)       (11.32%)
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)   $      81,562  $      52,215  $      37,711  $      43,229  $      32,978
RATIOS TO AVERAGE NET ASSETS:
    Net expenses                                        1.15%          1.15%          1.15%          1.15%          1.15%
    Net investment income (loss)                       (0.37%)        (0.53%)         0.05%          0.26%          0.30%
    Expenses without reimbursements
    and earnings credits                                1.15%          1.15%          1.16%          1.15%          1.32%
    Net investment income (loss)
    without reimbursements
    and earnings credits                               (0.37%)        (0.53%)         0.04%          0.26%          0.13%
PORTFOLIO TURNOVER RATE                                  154%            60%           162%            91%           105%

  + Amount is less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan Small Company Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Small Company Portfolio (one of the Series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2004
(Unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2004, and continued to hold your shares at the end of the reporting period, December 31, 2004.

ACTUAL EXPENSES

For the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                          EXPENSES PAID
                                  BEGINNING               ENDING          DURING PERIOD
                             ACCOUNT VALUE,       ACCOUNT VALUE,              JULY 1 TO         ANNUALIZED
                               JULY 1, 2004    DECEMBER 31, 2004      DECEMBER 31, 2004*     EXPENSE RATIO
SMALL COMPANY PORTFOLIO
     Actual period return   $         1,000   $            1,156   $               6.23               1.15%
     Hypothetical           $         1,000   $            1,019   $               5.84               1.15%

* Expenses are equal to the Portfolio's annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

TRUSTEE AND OFFICER -- The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                                                      NUMBER OF
                           PRINCIPAL                  JPMORGAN
NAME (YEAR OF BIRTH);      OCCUPATION(S)              PORTFOLIOS/FUNDS
POSITIONS WITH THE         DURING PAST                OVERSEEN BY           OTHER DIRECTORSHIPS HELD OUTSIDE
PORTFOLIOS (SINCE)         5 YEARS                    TRUSTEE               JPMORGAN FUNDS COMPLEX
--------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Cheryl Ballenger (1956);   Mathematics Teacher,       11                    None
Chairperson (since 2004)   Vernon Hills High School
and Trustee (since 2002)   (August 2004-Present);
                           Mathematics Teacher,
                           Round Lake High School
                           (2003-2004) and formerly
                           Executive Vice President
                           and Chief Financial
                           Officer, Galileo
                           International Inc.
                           (travel technology)

Jerry B. Lewis* (1939);    Retired; formerly          11                    None
Trustee (since 2004)       President, Lewis
                           Investments Inc.
                           (registered investment
                           adviser); previously,
                           various managerial and
                           executive positions at
                           Ford Motor Company
                           (Treasurer's Office,
                           Controller's Office,
                           Auditing and Corporate
                           Strategy)

John R. Rettberg (1937);   Retired; formerly          11                    None
Trustee (since 1996)       Corporate Vice President
                           and Treasurer, Northrop
                           Grumman Corporation
                           (defense contractor)

Kenneth Whipple, Jr.       Chairman (1999-Present)    11                    Director of AB Volvo and Korn
(1934); Trustee (since     and CEO (1999-2004), CMS                         Ferry International (executive
1996)                      Energy                                           recruitment)

INTERESTED TRUSTEES

John F. Ruffle** (1937);   Retired; formerly Vice     11                    Trustee of John Hopkins
Trustee (since 1996)       Chairman, J.P. Morgan                            University, Director of Reckson
                           Chase & Co. Inc. and                             Associates Realty Corp. and
                           Morgan Guaranty Trust Co.                        American Shared Hospital Services
                           of NY

 * Effective December 15, 2004, Jerry B. Lewis became a Trustee.
** The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

The names of the officers of the Portfolios, together with their year of birth, information regarding their positions held with the Portfolios and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                       PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
George C.W. Gatch (1962),                 Managing Director, JPMIM, CEO and President of the J.P.
President (2001)                          Morgan and One Group Funds. An employee since 1986, Mr.
                                          Gatch leads the firm's U.S. mutual fund and financial
                                          intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank.
                                          Prior to working in Japan, Mr. Gatch established JPMIM's
                                          sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),                   Chief Operating Officer, JPMorgan Funds (August 2004 to
Senior Vice President (2004)**            present) and One Group Mutual Funds from November 2001 until present. From October 1999 to present, Vice President and
                                          Treasurer, One Group Administrative Services, Inc., and Vice
                                          President and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960),               Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds
Vice President and                        and Head of Funds Administration and Board Liaison. Prior to
Chief Administrative Officer (2004)       joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the
                                          Vice President of Finance for the Pierpont Group, Inc., a
                                          service provider to the Board of Directors/Trustees of the
                                          JPMorgan Funds.

Stephen M. Benham (1959),                 Vice President and Assistant General Counsel, JPMIM since
Secretary (2004)                          2004; Vice President (Legal Advisory) of Merrill Lynch
                                          Investment Managers, L.P. from 2000 to 2004; Attorney
                                          associated with Kirkpatrick & Lockhart LLP from 1997 to
                                          2000.

Stephanie J. Dorsey (1969),               Director of Mutual Fund Administration, One Group
Treasurer (2004)**                        Administrative Services, January 2004; Ms. Dorsey worked for
                                          Bank One Corporation (now known as JPMorgan Chase & Co.)
                                          from January 2003 to January 2004; Prior to joining Bank One
                                          Corporation, she was a Senior Manager at
                                          PricewaterhouseCoopers LLP from September 1992 through
                                          December 2002.

Elizabeth A. Davin (1964),                From September 2004 to present, Senior Counsel, JPMorgan
Assistant Secretary (2004)**              Chase & Co.; Prior to that Ms. Davin was Assistant General
                                          Counsel and then Associate General Counsel and Vice
                                          President, Gartmore Global Investments, Inc. from July 1999 to August 2004.

Jessica K. Ditullio (1962),               From August 1990 to present, various attorney positions for
Assistant Secretary (2004)**              Bank One Corporation (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),                   From October 1999 to present, Director, Mutual Fund
Assistant Secretary (2004)**              Administration, One Group Administrative Services, Inc. and
                                          Senior Project Manager, Mutual Funds, One Group Dealer
                                          Services, Inc. From July 1999 to October 1999, Project
                                          Manager, One Group, Banc One Investment Advisors
                                          Corporation.

Avery P. Maher (1945),                    Vice President and Assistant General Counsel, JPMIM since
Assistant Secretary (2004)                2004; Second Vice President and Assistant Secretary of John
                                          Hancock Advisers, LLC from July 1992 through September 2004.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                       PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Alaina Metz (1967),                       From June 1995 to present, Vice President, BISYS Fund
Assistant Secretary (2001)*               Service Inc.

Martin R. Dean (1963),                    Vice President of Regulatory Services of BISYS Fund
Assistant Treasurer (2001)*               Services, Inc.

Arthur A. Jensen (1966),                  Vice President of Financial Services of BISYS Fund Services,
Assistant Treasurer (2001)*               Inc., since June 2001; formerly Section Manager at Northern
                                          Trust Company and Accounting Supervisor at Allstate
                                          Insurance Company.

Christopher D. Walsh (1965),              Vice President, JPMIM; Mr. Walsh manages all aspects of
Assistant Treasurer (2004)                institutional and retail mutual fund administration and
                                          vendor relationships within the mutual funds,
                                          commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a
                                          director from 1996 to 2000 of Mutual Fund Administration at
                                          Prudential Investments.

Paul M. DeRusso (1954),                   Vice President, JPMIM; Manager of the Budgeting and Expense
Assistant Treasurer (2001)                Group of the Funds Administration Group.

Mary D. Squires (1955),                   Vice President, JPMIM; Ms. Squires has held numerous
Assistant Treasurer (2001)                financial and operations positions supporting the J.P.
                                          Morgan Chase organization complex.

Stephen M. Ungerman (1953),               Vice President, JPMIM; Previously, head of Fund
Chief Compliance Officer (2004)           Administration - Pooled Vehicles. Prior to joining J.P.
                                          Morgan Chase & Co., in 2000, he held a number of senior
                                          positions in Prudential Financial's asset and management
                                          business, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

 * The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
   43271.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

JPMORGAN FUNDS

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Series Trust II (the "Trust") was held on December 15, 2004, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect five (5) Trustees. A majority of the shareholders of the Trust approved the election of each Trustee by the following votes:

                                                  AFFIRMATIVE                                NEGATIVE
Cheryl Ballenger                                   18,134,898                                1,177,969
Jerry B. Lewis                                     18,170,304                                1,142,562
John R. Rettberg                                   18,147,693                                1,165,173
John F. Ruffle                                     18,155,271                                1,157,595
Kenneth Whipple, Jr.                               18,149,263                                1,163,603

To ratify and approve the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the Trust's fiscal year ending December 31, 2004. A majority of the shareholders of the Trust ratified and approved the selection of PricewaterhouseCoopers LLP by the following votes:

                                                  AFFIRMATIVE                                NEGATIVE
J.P.Morgan Series Trust II                         18,119,894                                1,192,972

                     THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Portfolio's website at www.jpmorgan.com. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center                                  PRSRT STD
       6112 W. 73rd Street                                        U.S. POSTAGE
     Bedford Park, IL 60638                                           PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2005 All rights reserved.             AN-SCP-1204

ANNUAL REPORT DECEMBER 31, 2004

JPMORGAN FUNDS

U.S. LARGE CAP
CORE EQUITY
PORTFOLIO

[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                               1

JPMorgan U.S. Large Cap Core Equity Portfolio
Portfolio Commentary                                             2

Portfolio of Investments                                         5

Financial Statements                                             7

Notes to Financial Statements                                   10

Financial Highlights                                            15

IMPORTANT FUND FAMILY UPDATE

As shareholders of the JPMorgan Funds, we hope you share our enthusiasm regarding our 'new' fund family resulting from the successful integration of the former JPMorgan Funds and One Group Funds, effective February 19, 2005. Over the next few weeks and months, you will be hearing more about our integration, and our newly combined fund family. As we continue to integrate the two organizations our dedication to our investors remains steadfast.

HIGHLIGHTS

-  Year-end rally boosts returns

-  Economic news positive

-  Stock selection opportunities in premium growth companies

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN U.S. LARGE
  CAP CORE EQUITY PORTFOLIO

PRESIDENT'S LETTER JANUARY 19, 2005

[PHOTO OF GEORGE C.W. GATCH]

"DURING 2004, THE EQUITY MARKET ACHIEVED ALMOST ALL OF ITS GAINS IN THE FINAL QUARTER."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Large Cap Core Equity Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2004, along with a report from the Portfolio Manager.

YEAR-END RALLY BRINGS 2004 TO POSITIVE CLOSE

During 2004, the equity market achieved almost all of its gains in the final quarter. This was a year in which equities made nervous progress. After starting the year on a rising trend, and then retrenching during the spring and summer, equities climbed from October onwards in an exceptionally robust year-end rally. The broad-based S&P 500 Index rose by 9.2% in the quarter, lifting full-year 2004 gains to 10.9%.

At the beginning of the year a scenario of solid economic growth, accelerating corporate earnings and low inflation supported the market's progress. By spring, however, rising oil prices began to raise concerns that the economic recovery might not be sustained. In the summer, a patch of weak economic growth, a further rise in oil prices, and rising short-term interest rates stoked investors' fears. But in the fourth quarter, doubts were put aside as the oil price fell, the economy rebounded and the presidential election reached a clear conclusion.

OUTLOOK

We believe that the U.S. economy is on a firm footing entering 2005, as it evolves from recovery to expansion. The expansion, however, is unlikely to be smooth as companies continue to manage costs aggressively. In addition, we expect the Federal Open Market Committee to increase the fed funds target rate by at least another 1% in 2005 in order to keep inflation under control. Higher interest rates in the face of an uncertain economy could breed anxiety among investors for a good part of the year. But we expect that growth will remain solid overall and that equities will ultimately post gains. The best buying opportunities usually occur when most people are feeling doubtful about owning assets, and those opportunities will likely exist in 2005.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN U.S. LARGE
  CAP CORE EQUITY PORTFOLIO

AS OF DECEMBER 31, 2004                                              (Unaudited)

                                    PORTFOLIO FACTS

                                    Portfolio Inception                   1/3/95
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 12/31/2004      $54,428,683
                                    Primary Benchmark              S&P 500 INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan U.S. Large Cap Core Equity Portfolio, which seeks total return from long-term capital growth, returned 9.5% for the twelve-month period ending December 31, 2004. This compares to a total return of 10.9% for the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. Although the Portfolio participated in the market's advance its return was disappointing from a relative perspective compared to its benchmark, the S&P 500 Index. Hampering the Portfolio's advance was the market's leadership by higher beta, more aggressive names; as the Portfolio is biased toward higher quality names. Also hindering performance was weak stock selection in the information technology and consumer discretionary sectors. These sectors underperformed their benchmark peer group and detracted from performance.

   The Portfolio had many strong individual contributors including Tyco International and Sepracor Inc. Tyco continues to benefit from its corporate restructuring, new management, and increased economic activity. The company experienced double-digit percentage growth in its electronics, healthcare and engineered products divisions during the year. Additionally, as the company recovers management remains committed to using its strong cash flow to reduce its debt burden and to improve its financial flexibility. Shares of Sepracor Inc. advanced upon Food and Drug Administration approval of Lunesta, a new prescription sleep aid. Lunesta has been approved for use beyond the seven- to 10-day period to which most sleep aids are restricted, which gives it a unique selling point versus the current market leader, Ambien. When the drug, which was known as Estorra during development, becomes available, it should be priced roughly 10% higher than Ambien.

   While the market's gains were strong, a few Portfolio holdings suffered double digit declines. The greatest detractors from performance included Cisco Systems and Pfizer. Cisco, a semiconductor stock, suffered declines as the strong rebound in customer demand failed to materialize and expectations for 2005 were reduced. Going forward, the company is committed to sales growth of between 12% and 15% percent annually during its next four fiscal years. Shares of Pfizer declined after a study showed a positive correlation between high doses of Celebrex and an increased risk of major cardiovascular events. Furthermore, growing concerns surrounding the Lipitor patent placed additional pressure on the stock. While we have reduced our position size in Pfizer we remain comfortable with our current exposure as the stock is trading at a significant discount to its long-term P/E.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The portfolio managers utilize a "bottom up" approach to construct the portfolio, basing stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

   The portfolio managers continued to focus on overweighting companies within each sector of the market that were deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index so as to minimize volatility relative to the index and to ensure that stock selection remains the key driver of returns.

                                                  ANNUAL REPORT DECEMBER 31 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               22.5%
Finance & Insurance                     20.8%
Technology                              16.3%
Industrial Products & Services          14.7%
Pharmaceuticals                          9.0%
Energy                                   7.0%
Health Services & Systems                3.3%
Telecommunications                       3.3%
Utilities                                1.6%
Short-Term Investments                   1.5%

TOP TEN EQUITY HOLDINGS
OF THE PORTFOLIO

 1. General Electric Co.       4.6%

 2. Citigroup, Inc.            4.3%

 3. Tyco International LTD
    (Bermuda)                  3.8%

 4. Microsoft Corp.            3.4%

 5. Freddie Mac                3.4%

 6. ChevronTexaco Corp.        3.2%

 7. Bank of America Corp.      3.2%

 8. Johnson & Johnson          2.6%

 9. Altria Group, Inc          2.5%

10. Morgan Stanley             2.5%

Top 10 equity holdings comprised 33.5% ($18,378,885) of the Portfolio's market value of investments. As of December 31, 2004, the Fund held 57 equity holdings. Portfolio holdings are subject to change at any time.

                                                                                    SINCE
                                                                                INCEPTION
                                                1 YEAR    3 YEARS    5 YEARS     (1/3/95)
U.S. LARGE CAP CORE EQUITY PORTFOLIO              9.49%      1.88%     (3.67%)       9.63%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 12/31/04)

                JPMORGAN U.S. LARGE CAP                             LIPPER VARIABLE ANNUITY
                 CORE EQUITY PORTFOLIO        S&P 500 INDEX      LARGE-CAP CORE FUNDS AVERAGE
Jan-1995             $       10,000            $     10,000            $        10,000
Jan-1995             $       10,210            $     10,000            $        10,000
Feb-1995             $       10,650            $     10,390            $        10,384
Mar-1995             $       11,040            $     10,697            $        10,678
Apr-1995             $       11,289            $     11,012            $        10,959
May-1995             $       11,719            $     11,453            $        11,331
Jun-1995             $       11,940            $     11,718            $        11,655
Jul-1995             $       12,370            $     12,107            $        12,112
Aug-1995             $       12,419            $     12,138            $        12,195
Sep-1995             $       12,779            $     12,650            $        12,589
Oct-1995             $       12,439            $     12,604            $        12,453
Nov-1995             $       13,160            $     13,158            $        13,018
Dec-1995             $       13,377            $     13,411            $        13,188
Jan-1996             $       13,737            $     13,867            $        13,551
Feb-1996             $       14,033            $     13,996            $        13,777
Mar-1996             $       14,317            $     14,131            $        13,937
Apr-1996             $       14,607            $     14,339            $        14,199
May-1996             $       14,790            $     14,708            $        14,507
Jun-1996             $       14,618            $     14,764            $        14,473
Jul-1996             $       13,844            $     14,112            $        13,829
Aug-1996             $       14,360            $     14,410            $        14,235
Sep-1996             $       15,016            $     15,221            $        14,951
Oct-1996             $       15,231            $     15,641            $        15,216
Nov-1996             $       16,500            $     16,823            $        16,174
Dec-1996             $       16,221            $     16,490            $        15,946
Jan-1997             $       17,145            $     17,521            $        16,724
Feb-1997             $       17,216            $     17,658            $        16,709
Mar-1997             $       16,649            $     16,932            $        16,053
Apr-1997             $       17,332            $     17,943            $        16,751
May-1997             $       18,457            $     19,035            $        17,773
Jun-1997             $       19,020            $     19,888            $        18,509
Jul-1997             $       20,659            $     21,471            $        19,945
Aug-1997             $       19,918            $     20,269            $        19,149
Sep-1997             $       20,780            $     21,380            $        20,145
Oct-1997             $       19,905            $     20,665            $        19,464
Nov-1997             $       20,373            $     21,622            $        20,003
Dec-1997             $       20,681            $     21,994            $        20,307
Jan-1998             $       20,811            $     22,238            $        20,403
Feb-1998             $       22,297            $     23,842            $        21,839
Mar-1998             $       23,191            $     25,062            $        22,850
Apr-1998             $       23,627            $     25,316            $        23,092
May-1998             $       23,466            $     24,880            $        22,658
Jun-1998             $       23,729            $     25,890            $        23,447
Jul-1998             $       23,205            $     25,616            $        23,109
Aug-1998             $       19,617            $     21,912            $        19,700
Sep-1998             $       21,120            $     23,316            $        20,839
Oct-1998             $       22,651            $     25,212            $        22,352
Nov-1998             $       24,329            $     26,740            $        23,628
Dec-1998             $       25,500            $     28,280            $        25,171
Jan-1999             $       26,191            $     29,462            $        25,974
Feb-1999             $       25,143            $     28,546            $        25,177
Mar-1999             $       26,237            $     29,688            $        26,181
Apr-1999             $       27,709            $     30,837            $        27,223
May-1999             $       27,368            $     30,109            $        26,660
Jun-1999             $       29,029            $     31,780            $        28,089
Jul-1999             $       28,036            $     30,788            $        27,305
Aug-1999             $       27,891            $     30,634            $        26,947
Sep-1999             $       27,076            $     29,795            $        26,277
Oct-1999             $       28,508            $     31,681            $        27,730
Nov-1999             $       28,965            $     32,324            $        28,431
Dec-1999             $       30,227            $     34,228            $        30,353
Jan-2000             $       28,625            $     32,510            $        29,112
Feb-2000             $       27,999            $     31,895            $        29,263
Mar-2000             $       30,838            $     35,015            $        31,578
Apr-2000             $       29,786            $     33,961            $        30,545
May-2000             $       29,083            $     33,265            $        29,778
Jun-2000             $       29,801            $     34,083            $        30,615
Jul-2000             $       29,369            $     33,551            $        30,193
Aug-2000             $       31,167            $     35,635            $        32,291
Sep-2000             $       29,206            $     33,753            $        30,786
Oct-2000             $       29,154            $     33,611            $        30,438
Nov-2000             $       26,673            $     30,963            $        27,964
Dec-2000             $       26,907            $     31,115            $        28,540
Jan-2001             $       28,046            $     32,219            $        29,171
Feb-2001             $       25,409            $     29,281            $        26,653
Mar-2001             $       23,765            $     27,424            $        24,923
Apr-2001             $       25,776            $     29,555            $        26,877
May-2001             $       26,065            $     29,753            $        27,001
Jun-2001             $       25,468            $     29,030            $        26,245
Jul-2001             $       25,198            $     28,746            $        25,775
Aug-2001             $       23,570            $     26,946            $        24,195
Sep-2001             $       21,364            $     24,772            $        22,141
Oct-2001             $       21,798            $     25,245            $        22,668
Nov-2001             $       23,515            $     27,181            $        24,354
Dec-2001             $       23,701            $     27,420            $        24,608
Jan-2002             $       23,156            $     27,020            $        24,093
Feb-2002             $       22,630            $     26,498            $        23,585
Mar-2002             $       23,483            $     27,495            $        24,512
Apr-2002             $       21,896            $     25,829            $        23,134
May-2002             $       21,677            $     25,638            $        22,905
Jun-2002             $       20,097            $     23,812            $        21,242
Jul-2002             $       18,517            $     21,955            $        19,634
Aug-2002             $       18,626            $     22,100            $        19,756
Sep-2002             $       16,520            $     19,697            $        17,741
Oct-2002             $       17,935            $     21,431            $        19,109
Nov-2002             $       19,006            $     22,693            $        20,093
Dec-2002             $       17,862            $     21,361            $        18,952
Jan-2003             $       17,408            $     20,801            $        18,474
Feb-2003             $       17,154            $     20,489            $        18,190
Mar-2003             $       17,336            $     20,688            $        18,353
Apr-2003             $       18,735            $     22,393            $        19,787
May-2003             $       19,687            $     23,573            $        20,816
Jun-2003             $       19,998            $     23,875            $        21,028
Jul-2003             $       20,272            $     24,295            $        21,415
Aug-2003             $       20,582            $     24,769            $        21,822
Sep-2003             $       20,327            $     24,506            $        21,538
Oct-2003             $       21,424            $     25,893            $        22,708
Nov-2003             $       21,754            $     26,121            $        22,935
Dec-2003             $       22,888            $     27,490            $        24,006
Jan-2004             $       23,345            $     27,993            $        24,366
Feb-2004             $       23,565            $     28,382            $        24,663
Mar-2004             $       23,216            $     27,953            $        24,286
Apr-2004             $       22,863            $     27,514            $        23,812
May-2004             $       23,012            $     27,891            $        24,098
Jun-2004             $       23,619            $     28,432            $        24,539
Jul-2004             $       22,956            $     27,491            $        23,601
Aug-2004             $       23,103            $     27,601            $        23,611
Sep-2004             $       23,343            $     27,899            $        23,873
Oct-2004             $       23,527            $     28,326            $        24,202
Nov-2004             $       24,320            $     29,473            $        25,187
Dec-2004             $       25,072            $     30,476            $        26,059

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index, and Lipper Variable Annuity Large-Cap Core Funds Average from January 3, 1995 to December 31, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged, broad-based index that represents the U.S. stock markets. The Lipper Variable Annuity Large-Cap Core Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

JPMORGAN U.S. LARGE CAP CORE
  EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS                             AS OF DECEMBER 31, 2004

SHARES            ISSUER                                                            VALUE
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 98.7%

                  COMMON STOCKS -- 98.7%

                    AEROSPACE -- 1.4%
         20,025     Raytheon Co.                                           $      777,571

                    BANKING -- 3.2%
         37,100     Bank of America Corp.                                       1,743,329

                    BIOTECHNOLOGY -- 1.0%
          8,525     Amgen, Inc.*                                                  546,879

                    BUSINESS SERVICES -- 2.1%
         42,275     Accenture LTD (Bermuda), Class A*                           1,141,425

                    CHEMICALS -- 2.0%
         24,650     Praxair, Inc.                                               1,088,298

                    COMPUTER NETWORKS -- 2.0%
         56,650     Cisco Systems, Inc.*                                        1,093,345

                    COMPUTER SOFTWARE -- 4.5%
         70,425     Microsoft Corp.                                             1,881,052
         43,000     Oracle Corp.*                                                 589,960
                    ---------------------------------------------------------------------
                                                                                2,471,012
                    ---------------------------------------------------------------------

                    COMPUTERS/COMPUTER HARDWARE -- 5.4%
         51,900     Hewlett-Packard Co.                                         1,088,343
          8,500     International Business Machines Corp.                         837,930
         11,850     Lexmark International, Inc., Class A*                       1,007,250
                    ---------------------------------------------------------------------
                                                                                2,933,523
                    ---------------------------------------------------------------------

                    CONSTRUCTION MATERIALS -- 1.5%
         19,400     American Standard Companies, Inc.*                            801,608

                    CONSUMER PRODUCTS -- 3.0%
         22,750     Altria Group, Inc.                                          1,390,025
          4,900     Procter & Gamble Co.                                          269,892
                    ---------------------------------------------------------------------
                                                                                1,659,917
                    ---------------------------------------------------------------------

                    DIVERSIFIED -- 8.5%
         68,700     General Electric Co.                                        2,507,549
         58,700     Tyco International LTD (Bermuda)                            2,097,938
                    ---------------------------------------------------------------------
                                                                                4,605,487
                    ---------------------------------------------------------------------

                    FINANCIAL SERVICES -- 12.8%
         12,900     American Express Co.                                   $      727,173
         48,725     Citigroup, Inc.                                             2,347,570
         25,025     Freddie Mac                                                 1,844,342
         24,400     Morgan Stanley                                              1,354,688
         15,850     Washington Mutual, Inc.                                       670,138
                    ---------------------------------------------------------------------
                                                                                6,943,911
                    ---------------------------------------------------------------------

                    FOOD/BEVERAGE PRODUCTS -- 4.2%
         29,225     Kraft Foods, Inc., Class A                                  1,040,702
         29,625     The Coca-Cola Co.                                           1,233,289
                    ---------------------------------------------------------------------
                                                                                2,273,991
                    ---------------------------------------------------------------------

                    HEALTH CARE/HEALTH CARE SERVICES -- 3.3%
         14,300     Boston Scientific Corp.*                                      508,365
         12,200     Guidant Corp.                                                 879,620
         10,150     HCA, Inc.                                                     405,594
                    ---------------------------------------------------------------------
                                                                                1,793,579
                    ---------------------------------------------------------------------

                    INSURANCE -- 4.9%
         12,850     AMBAC Financial Group, Inc.                                 1,055,370
         12,321     RenaissanceRe Holdings LTD
                    (Bermuda)                                                     641,678
         13,400     The Allstate Corp.                                            693,048
          7,000     Willis Group Holdings LTD
                    (United Kingdom)                                              288,190
                    ---------------------------------------------------------------------
                                                                                2,678,286
                    ---------------------------------------------------------------------

                    MANUFACTURING -- 0.5%
          3,725     Cooper Industries LTD, Class A                                252,890

                    METALS/MINING -- 0.9%
         15,450     Alcoa, Inc.                                                   485,439

                    MULTI-MEDIA -- 6.0%
         35,775     Comcast Corp., Special Class A*                             1,174,850
          7,675     Gannett Co., Inc.                                             627,048
         12,200     The E.W. Scripps Co., Class A                                 589,016
         23,650     Viacom, Inc., Class B                                         860,624
                    ---------------------------------------------------------------------
                                                                                3,251,538
                    ---------------------------------------------------------------------

                    OIL & GAS -- 5.6%
         33,700     ChevronTexaco Corp.                                         1,769,587

SEE NOTES TO FINANCIAL STATEMENTS.


SHARES            ISSUER                                                            VALUE
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

                    OIL & GAS -- CONTINUED
         14,750     ConocoPhillips                                         $    1,280,743
                    ---------------------------------------------------------------------
                                                                                3,050,330
                    ---------------------------------------------------------------------

                    PHARMACEUTICALS -- 8.0%
          8,800     Eli Lilly & Co.                                               499,400
         22,750     Johnson & Johnson                                           1,442,805
          3,100     OSI Pharmaceuticals, Inc.*                                    232,035
         41,260     Pfizer, Inc.                                                1,109,481
          6,925     Sepracor, Inc.*                                               411,137
         15,800     Wyeth                                                         672,922
                    ---------------------------------------------------------------------
                                                                                4,367,780
                    ---------------------------------------------------------------------

                    PIPELINES -- 1.4%
         74,650     El Paso Corp.                                                 776,360

                    RESTAURANTS/FOOD SERVICES -- 1.1%
         19,475     McDonald's Corp.                                              624,369

                    RETAILING -- 7.0%
         25,825     CVS Corp.                                                   1,163,932
         15,225     Home Depot, Inc.                                              650,717
         30,025     Safeway, Inc.*                                                592,694
         21,700     The TJX Companies, Inc.                                       545,321
         16,500     Wal-Mart Stores, Inc.                                         871,530
                    ---------------------------------------------------------------------
                                                                                3,824,194
                    ---------------------------------------------------------------------

                    SEMI-CONDUCTORS -- 2.3%
         26,350     Altera Corp.*                                                 545,445
         18,900     Analog Devices, Inc.                                          697,788
                    ---------------------------------------------------------------------
                                                                                1,243,233
                    ---------------------------------------------------------------------

                    TELECOMMUNICATIONS -- 3.3%
         21,700     Nextel Communications, Inc.,
                    Class A*                                                      651,000
         27,825     Verizon Communications, Inc.                                1,127,191
                    ---------------------------------------------------------------------
                                                                                1,778,191
                    ---------------------------------------------------------------------

                    TEXTILES -- 1.2%
          7,000     Mohawk Industries, Inc.*                                      638,750

                    UTILITIES -- 1.6%
         20,100     Pinnacle West Capital Corp.                            $      892,641
                    ---------------------------------------------------------------------
                    Total Common Stocks
                    (Cost $43,291,012)                                         53,737,876
                    ---------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%

                    MONEY MARKET FUND -- 1.5%
        818,837     JPMorgan Prime Money Market Fund (a)
                    (Cost $818,837)                                               818,837
                    ---------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100.2%
                    (COST $44,109,849)                                     $   54,556,713

                    LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2)%              (128,030)
                    ---------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                   $   54,428,683
                    ---------------------------------------------------------------------

Percentages indicated are based on net assets of $54,428,683.

Abbreviations:

*    -- Non-income producing security.

(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE
  EQUITY PORTFOLIO

STATEMENTS OF ASSETS
AND LIABILITIES                                        AS OF DECEMBER 31, 2004

ASSETS:
Investments in non-affiliates, at value                                      $    53,737,876
Investments in affiliates, at value                                                  818,837
--------------------------------------------------------------------------------------------
Total investment securities, at value                                             54,556,713
--------------------------------------------------------------------------------------------
Cash                                                                                  14,982
Receivables:
   Shares of beneficial interest sold                                                  6,263
   Interest and dividends                                                             68,251
--------------------------------------------------------------------------------------------
Total Assets                                                                      54,646,209
--------------------------------------------------------------------------------------------

LIABILITIES:
Payables:
   Investment securities purchased                                                    72,611
   Shares of beneficial interest redeemed                                             44,370
Accrued liabilities:
   Investment advisory fees                                                           15,928
   Administration fees                                                                 7,281
   Custodian fees                                                                      5,675
   Trustees' fees                                                                         73
   Other                                                                              71,588
--------------------------------------------------------------------------------------------
Total Liabilities                                                                    217,526
--------------------------------------------------------------------------------------------
NET ASSETS                                                                   $    54,428,683
--------------------------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                              $    64,892,159
Accumulated undistributed (overdistributed) net
investment income                                                                    638,030
Accumulated net realized gain (loss) on investments                              (21,548,370)
Net unrealized appreciation (depreciation) of investments                         10,446,864
--------------------------------------------------------------------------------------------
Total Net Assets                                                             $    54,428,683
--------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
(no par value; unlimited number of shares authorized):                             4,005,866
Net asset value, redemption and offering price per share:                    $         13.59
--------------------------------------------------------------------------------------------
Cost of investments                                                          $    44,109,849
--------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                       FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividend                                                                     $     1,069,679
Dividend income from affiliated investments*                                           7,438
--------------------------------------------------------------------------------------------
Total investment income                                                            1,077,117
--------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                             180,747
Administration fees                                                                   82,231
Custodian fees                                                                        29,391
Interest expense                                                                         108
Printing and postage                                                                  47,016
Professional fees                                                                     52,223
Transfer agent fees                                                                   23,423
Trustees' fees                                                                         6,561
Other                                                                                 17,453
--------------------------------------------------------------------------------------------
Total expenses                                                                       439,153
--------------------------------------------------------------------------------------------
Less earnings credits                                                                     87
--------------------------------------------------------------------------------------------
   Net expenses                                                                      439,066
--------------------------------------------------------------------------------------------
Net investment income                                                                638,051
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
   Investments                                                                     1,936,625
Change in net unrealized appreciation/depreciation of:
   Investments                                                                     2,099,178
--------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments                             4,035,803
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                        $     4,673,854
--------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory and administration fees :  $           912
--------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                           FOR THE PERIODS INDICATED

                                                                           YEAR ENDED            YEAR ENDED
                                                                             12/31/04              12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                                 $       638,051      $        419,333
Net realized gain (loss) on investments and futures                         1,936,625            (2,063,506)
Change in net unrealized appreciation/depreciation of
investments and futures                                                     2,099,178            13,620,731
-----------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                        4,673,854            11,976,558

-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                                        (403,177)             (357,098)
-----------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                 6,353,039             9,258,170
Dividends reinvested                                                          403,177               357,098
Cost of shares redeemed                                                    (7,806,322)          (12,739,831)
Increase (decrease) from capital share transactions                        (1,050,106)           (3,124,563)
-----------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                  3,220,571             8,494,897
-----------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                        51,208,112            42,713,215
-----------------------------------------------------------------------------------------------------------
End of period                                                         $    54,428,683      $     51,208,112
-----------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net investment income     $       638,030      $        403,188
-----------------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                                        497,941               888,185
Reinvested                                                                     32,514                34,872
Redeemed                                                                     (617,174)           (1,170,827)
-----------------------------------------------------------------------------------------------------------
   Change in Shares                                                           (86,719)             (247,770)
-----------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE
  EQUITY PORTFOLIO

NOTES TO FINANCIAL
STATEMENTS

1. ORGANIZATION

JPMorgan U.S. Large Cap Core Equity Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

The Portfolio was formerly named JPMorgan U.S. Disciplined Equity Portfolio. The name change went into effect on March 31, 2003.

On December 24, 1996 the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

E. FEDERAL INCOME TAXES -- The Portfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                                                             ACCUMULATED         ACCUMULATED
                                                           UNDISTRIBUTED        NET REALIZED
                                                       (OVERDISTRIBUTED)         GAIN (LOSS)
                               PAID-IN CAPITAL     NET INVESTMENT INCOME      ON INVESTMENTS
                                      $     --                $      (32)         $       32

The reclassification of the Portfolio primary relates to the character for tax purposes of distributions from real estate investment trusts.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.35% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, JPMCB ( the "Administrator") provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Portfolio. Under the agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

BISYS Fund Services, L.P. ("BISYS") currently serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

None of the Portfolio's service providers expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

C. DISTRIBUTOR -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of each Portfolio's shares. JPMFD receives no compensation in its capacity as the Portfolio's underwriter.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement. Interest expense paid to the Custodian related to over-drafts are presented as Interest expense in the Statement of Operations.

E. OTHER -- Certain officers of the Trust are officers of J.P.Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2004, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

F. SUBSEQUENT CHANGES -- After considering management's recommendations, the Board of Trustees approved, and the Portfolio entered into, a Distribution Agreement with JPMorgan Distribution Services, Inc. ("JPMDS") and an Administration Agreement with JPMorgan Funds Management, Inc. ("JPMFM"). JPMDS and JPMFM are both indirect, wholly-owned subsidiaries of JPMorgan Chase & Co. The agreements are effective February 19, 2005, and the fees charged to the Portfolio under the agreements are subject to the same fee structure as those paid to the prior service providers.

Beginning in mid-2005, JPMCB will serve as the Portfolio's sub-administrator. For its services as sub-administrator, JPMCB will receive a portion of the fees payable to JPMFM as Administrator.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                                    PURCHASES                SALES      PURCHASES             SALES
                              (EXCLUDING U.S.      (EXCLUDING U.S.        OF U.S.           OF U.S.
                                  GOVERNMENT)          GOVERNMENT)     GOVERNMENT        GOVERNMENT
                               $   18,211,435       $   19,565,135        $    --           $    --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2004, were as follows:

                                                        GROSS           GROSS    NET UNREALIZED
                                  AGGREGATE        UNREALIZED      UNREALIZED      APPRECIATION
                                       COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
                              $  45,101,324     $  10,052,648    $   (597,259)   $    9,455,389

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003, respectively, were as follows:

                                         ORDINARY          LONG-TERM               TOTAL
                                           INCOME       CAPITAL GAIN       DISTRIBUTIONS
YEAR ENDED
December 31, 2004                      $  403,177         $       --       $     403,177
December 31, 2003                         357,098                 --             357,098

At December 31, 2004, the tax components of capital were as follows:

Current distributable ordinary income                                     $       638,030
Current distributable long-term capital gain or
(tax basis capital loss carryover)                                        $   (20,556,895)
Unrealized appreciation (depreciation)                                    $     9,455,389

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales.

At December 31, 2004, the Portfolio had capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                         EXPIRATION
                           AMOUNT              DATE
                       $    4,835,365     12/31/09
                           12,670,017     12/31/10
                            3,051,513     12/31/11
---------------------------------------------------
                       $   20,556,895
---------------------------------------------------

During the year ended December 31, 2004, the Portfolio utilized $1,612,860 of capital loss carryforwards.

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio incurred no post-October realized losses.

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement was terminated on February 18, 2005. The Portfolio had no borrowings outstanding at December 31, 2004, nor at anytime during the year then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

As of December 31,2004, there was one unitholder of record who owned 28% of the Portfolio and one unitholder of record who owned 21% of the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co. Effective November 15, 2004, the bank name changed to JPMorgan Chase Bank, National Association.

JPMORGAN U.S. LARGE CAP CORE
  EQUITY PORTFOLIO^

FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                        2004           2003           2002            2001            2000
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $     12.51    $      9.84    $     13.06     $     14.90     $     17.35
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              0.16           0.10           0.08            0.06            0.07
  Net gains or losses on securities
  (both realized and unrealized)                            1.02           2.65          (3.29)          (1.83)          (1.93)
------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                          1.18           2.75          (3.21)          (1.77)          (1.86)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from net investment income                      0.10           0.08           0.01            0.07            0.10
  Distributions from capital gains                            --             --             --              --            0.49
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       0.10           0.08           0.01            0.07            0.59
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     13.59    $     12.51    $      9.84     $     13.06     $     14.90
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                9.49%         28.14%        (24.62%)        (11.91%)        (10.98%)

RATIONS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)           $    54,429    $    51,208    $    42,713     $    62,344     $    55,793
RATIOS TO AVERAGE NET ASSETS::
  Net expenses                                              0.85%          0.85%          0.85%           0.85%           0.85%
  Net investment income                                     1.24%          0.89%          0.67%           0.48%           0.57%
  Expenses without reimbursements and earnings
  credits                                                   0.85%          0.85%          0.85%           0.85%           0.85%
  Net investment income without reimbursements and
  earnings credits                                          1.24%          0.89%          0.67%           0.48%           0.57%
PORTFOLIO TURNOVER RATE                                       36%            86%            67%             52%             64%

  ^    Formerly U.S. Disciplined Equity Portfolio.

JPMORGAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan U.S. Large Cap Core Equity Portfolio:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Large Cap Core Equity Portfolio (one of the Series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2004
(Unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2004, and continued to hold your shares at the end of the reporting period, December 31, 2004.

ACTUAL EXPENSES

For the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                               EXPENSES PAID
                                   BEGINNING                   ENDING             DURING PERIOD
                              ACCOUNT VALUE,           ACCOUNT VALUE,                 JULY 1 TO           ANNUALIZED
                                JULY 1, 2004        DECEMBER 31, 2004        DECEMBER 31, 2004*        EXPENSE RATIO
U.S. LARGE CAP CORE EQUITY
PORTFOLIO
   Actual period return        $       1,000          $         1,061        $             4.40                 0.85%
   Hypothetical                $       1,000          $         1,021        $             4.32                 0.85%

* Expenses are equal to the Portfolio's annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

JPMORGAN
  U.S. LARGE CAP CORE EQUITY PORTFOLIO

TRUSTEE, OFFICER AND TAX LETTER INFORMATION (UNAUDITED)

TRUSTEE AND OFFICER -- The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                                                            NUMBER OF
                           PRINCIPAL                        JPMORGAN
NAME (YEAR OF BIRTH);      OCCUPATION(S)                    PORTFOLIOS/FUNDS
POSITIONS WITH THE         DURING PAST                      OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
PORTFOLIOS (SINCE)         5 YEARS                          TRUSTEE            JPMORGAN FUNDS COMPLEX
---------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Cheryl Ballenger (1956);   Mathematics Teacher, Vernon      11                 None
Chairperson (since 2004)   Hills High School (August
and Trustee (since 2002)   2004-Present); Mathematics
                           Teacher, Round Lake High School
                           (2003-2004) and formerly
                           Executive Vice President and
                           Chief Financial Officer,
                           Galileo International Inc.
                           (travel technology)

Jerry B. Lewis* (1939);    Retired; formerly President,     11                 None
Trustee (since 2004)       Lewis Investments Inc.
                           (registered investment
                           adviser); previously, various
                           managerial and executive
                           positions at Ford Motor Company
                           (Treasurer's Office,
                           Controller's Office, Auditing
                           and Corporate Strategy)

John R. Rettberg (1937);   Retired; formerly Corporate      11                 None
Trustee (since 1996)       Vice President and Treasurer,
                           Northrop Grumman Corporation
                           (defense contractor)

Kenneth Whipple, Jr.       Chairman (1999-Present) and      11                 Director of AB Volvo and Korn Ferry International
(1934); Trustee (since     CEO (1999-2004), CMS Energy                         (executive recruitment)
1996)


INTERESTED TRUSTEES

John F. Ruffle** (1937);   Retired; formerly Vice           11                 Trustee of John Hopkins University, Director
Trustee (since 1996)       Chairman, J.P. Morgan                               of Reckson Associates Realty Corp. and American
                           Chase& Co. Inc. and                                 Shared Hospital Services
                           Morgan Guaranty Trust Co. of
                           NY

 *   Effective December 15, 2004, Jerry B. Lewis became a Trustee.

** The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

The names of the officers of the Portfolios, together with their year of birth, information regarding their positions held with the Portfolios and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
George C.W. Gatch (1962),                         Managing Director, JPMIM, CEO and President of the
President (2001)                                  J.P. Morgan and One Group Funds. An employee since
                                                  1986, Mr.Gatch leads the firm's U.S. mutual fund
                                                  and financial intermediary business. He was
                                                  previously president and CEO of DKB Morgan, a
                                                  Japanese mutual fund company, which was a joint
                                                  venture between J.P.Morgan and Dai-Ichi Kangyo
                                                  Bank. Prior to working in Japan, Mr.Gatch
                                                  established JPMIM's sub-advisory and institutional
                                                  mutual funds business. He has also held numerous
                                                  positions throughout the firm in business
                                                  management, marketing, and sales.

Robert L. Young (1963),                           Chief Operating Officer, JPMorgan Funds
Senior Vice President (2004)**                    (August 2004 to present) and One Group Mutual
                                                  Funds from November 2001 until present. From
                                                  October 1999 to present, Vice President and
                                                  Treasurer, One Group Administrative Services,
                                                  Inc., and Vice President and Treasurer, One Group
                                                  Dealer Services, Inc.

Patricia A. Maleski (1960),                       Vice President, JPMIM; Previously, Treasurer,
Vice President and Chief Administrative Officer   JPMorgan Funds and Head of Funds Administration
(2004)                                            and Board Liaison. Prior to joining J.P. Morgan
                                                  Chase & Co. in 2001, Ms. Maleski was the Vice
                                                  President of Finance for the Pierpont Group, Inc.,
                                                  a service provider to the Board of
                                                  Directors/Trustees of the JPMorgan Funds.

Stephen M. Benham (1959),                         Vice President and Assistant General Counsel,
Secretary (2004)                                  JPMIM since 2004; Vice President (Legal Advisory)
                                                  of Merrill Lynch Investment Managers, L.P. from
                                                  2000 to 2004; Attorney associated with
                                                  Kirkpatrick & Lockhart LLP from 1997 to 2000.

Stephanie J. Dorsey (1969),                       Director of Mutual Fund Administration, One Group
Treasurer (2004)**                                Administrative Services, since January 2004; Ms.
                                                  Dorsey worked for Bank One Corporation (now known
                                                  as JPMorgan Chase & Co.) from January 2003 to
                                                  January 2004; Prior to joining Bank One
                                                  Corporation, she was a Senior Manager at
                                                  PricewaterhouseCoopers LLP from September 1992
                                                  through December 2002.

Elizabeth A. Davin (1964),                        From September 2004 to present, Senior Counsel,
Assistant Secretary (2004)**                      JPMorgan Chase & Co.; Prior to that Ms. Davin was
                                                  Assistant General Counsel and then Associate
                                                  General Counsel and Vice President, Gartmore
                                                  Global Investments, Inc. from July 1999 to
                                                  August 2004.

Jessica K. Ditullio (1962),                       From August 1990 to present, various attorney
Assistant Secretary (2004)**                      positions for Bank One Corporation (now known as
                                                  JPMorgan Chase & Co.)

Nancy E. Fields (1949),                           From October 1999 to present, Director, Mutual
Assistant Secretary (2004)**                      Fund Administration, One Group Administrative
                                                  Services, Inc. and Senior Project Manager, Mutual
                                                  Funds, One Group Dealer Services, Inc. From July
                                                  1999 to October 1999, Project Manager, One Group,
                                                  Banc One Investment Advisors Corporation.

Avery P. Maher (1945),                            Vice President and Assistant General Counsel,
Assistant Secretary (2004)                        JPMIM since 2004; Second Vice President and
                                                  Assistant Secretary of John Hancock Advisers, LLC
                                                  from July 1992 through September 2004.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Alaina Metz (1967),                               From June 1995 to present, Vice President, BISYS
Assistant Secretary (2001)*                       Fund Service Inc.

Martin R. Dean (1963),                            Vice President of Regulatory Services of BISYS
Assistant Treasurer (2001)*                       Fund Services, Inc.

Arthur A. Jensen (1966),                          Vice President of Financial Services of BISYS Fund
Assistant Treasurer (2001)*                       Services, Inc., since June 2001; formerly Section
                                                  Manager at Northern Trust Company and Accounting
                                                  Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965),                      Vice President, JPMIM; Mr.Walsh manages all
Assistant Treasurer (2004)                        aspects of institutional and retail mutual fund
                                                  administration and vendor relationships within the
                                                  mutual funds, commingled/ERISA funds,
                                                  3(c)(7)funds, hedge funds and LLC products. Prior
                                                  to joining JPMorgan in 2000, he was a director
                                                  from 1996 to 2000 of Mutual Fund Administration at
                                                  Prudential Investments.

Paul M. DeRusso (1954),                           Vice President, JPMIM; Manager of the Budgeting
Assistant Treasurer (2001)                        and Expense Group of the Funds Administration
                                                  Group.

Mary D. Squires (1955),                           Vice President, JPMIM; Ms. Squires has held
Assistant Treasurer (2001)                        numerous financial and operations positions
                                                  supporting the J.P. Morgan Chase organization
                                                  complex.

Stephen M. Ungerman (1953),                       Vice President, JPMIM; Previously, head of Fund
Chief Compliance Officer (2004)                   Administration - Pooled Vehicles. Prior to joining
                                                  J.P. Morgan Chase & Co., in 2000, he held a number
                                                  of senior positions in Prudential Financial's
                                                  asset and management business, including Associate
                                                  General Counsel, Tax Director and Co-head of Fund
                                                  Administration Department. Mr.Ungerman was also
                                                  the Assistant Treasurer of all mutual funds
                                                  managed by Prudential.

 *   The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER - For corporate taxpayers, 100% of the ordinary income distributions paid by the Portfolio during the fiscal year ended December 31, 2004 qualifies for the corporate dividends received deduction.

JPMORGAN FUNDS

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Series Trust II (the "Trust") was held on December 15, 2004, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect five (5) Trustees. A majority of the shareholders of the Trust approved the election of each Trustee by the following votes:

                                                   AFFIRMATIVE                  NEGATIVE
Cheryl Ballenger                                   18,134,898                   1,177,969
Jerry B. Lewis                                     18,170,304                   1,142,562
John R. Rettberg                                   18,147,693                   1,165,173
John F. Ruffle                                     18,155,271                   1,157,595
Kenneth Whipple, Jr.                               18,149,263                   1,163,603

To ratify and approve the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the Trust's fiscal year ending December 31, 2004. A majority of the shareholders of the Trust ratified and approved the selection of PricewaterhouseCoopers LLP by the following votes:

                                                   AFFIRMATIVE                  NEGATIVE
J.P.Morgan Series Trust II                         18,119,894                   1,192,972

                     THIS PAGE IS INTENTIONALLY LEFT BLANK

                     THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Portfolio's website at www.jpmorgan.com. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
      6112 W. 73rd Street                                         U.S. POSTAGE
    Bedford Park, IL 60638                                            PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO

(C)J.P. Morgan Chase & Co., 2005 All rights reserved.            AN-USLCCEP-1204

ANNUAL REPORT DECEMBER 31, 2004


JPMORGAN FUNDS


BOND
PORTFOLIO


[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                                             1
JPMorgan Bond Portfolio
Portfolio Commentary                                                           2
Portfolio of Investments                                                       4
Financial Statements                                                          17
Notes to Financial Statements                                                 20
Financial Highlights                                                          27

IMPORTANT FUND FAMILY UPDATE

As shareholders of the JPMorgan Funds, we hope you share our enthusiasm regarding our 'new' fund family resulting from the successful integration of the former JPMorgan Funds and One Group Funds, effective February 19, 2005. Over the next few weeks and months, you will be hearing more about our integration, and our newly combined fund family. As we continue to integrate the two organizations our dedication to our investors remains steadfast.

HIGHLIGHTS

- In the opening months of 2004, the U.S. economy showed increasing strength as the gross domestic product (GDP) grew near 4%.

- Meanwhile, the economy continued to expand, despite a brief soft spot caused by high oil prices. GDP growth appeared to accelerate slightly during the fourth quarter.

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN BOND PORTFOLIO

PRESIDENT'S LETTER   JANUARY 19, 2005

[PHOTO OF GEORGE C.W. GATCH]

"The U.S. economy continued to perform strongly during the third quarter with the GDP growing 3.9%."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Bond Portfolio for the year ended December 31, 2004. Inside you'll find information about the Portfolio, along with an update from the Portfolio management team.

U.S. ECONOMY MAINTAINS A PATTERN OF GROWTH

In the opening months of 2004, the U.S. economy showed increasing strength as the gross domestic product (GDP) grew near 4%. The economic news, however, was mixed. Although industrial production rose and corporate profits improved, the employment picture did not brighten. Consumer confidence wavered but consumer spending increased, fueled by tax refunds and the mortgage-refinancing boom. Core inflation rose slightly. The Federal Reserve Board indicated that it would maintain an accommodative monetary policy until economic conditions warranted a change.

That change came during the spring when sharply improved economic conditions -- and an uptick in inflation -- changed expectations about Fed action. Stronger labor conditions and an increase in pretax income also suggested that the growth in consumer spending could continue without monetary stimulus. In response, the Fed raised short-term interest rates by a quarter-percent to 1.25%, suggesting that it would embark upon a program of measured rate increases.

The U.S. economy continued to perform strongly during the third quarter with the GDP growing 3.9%. The greatest disappointment was job creation, which was weaker than earlier in the year. Core inflation, however, slowed from 3.3% in May to 1% by August.

THE FED TAKES MEASURED APPROACH TO INTEREST-RATE INCREASES

As expected, the Fed raised short-term interest rates steadily and in small increments during the late summer and fall. In August and again in September, it tightened rates by a quarter percent, moving the fed funds rate (the rate charged by banks for overnight loans) to 1.75%.

Meanwhile, the economy continued to expand, despite a brief soft spot caused by high oil prices. GDP growth appeared to accelerate slightly during the fourth quarter. Retail sales registered gains and durable goods orders advanced, suggesting that business spending was helping to drive the economic expansion. The housing market remained robust, and inflation trended near 1.5%. The Fed raised rates two more times, reaffirming its commitment to measured tightening in response to changes in economic prospects. At the end of 2004, the fed funds rate stood at 2.25%.

In the months ahead, your portfolio managers will continue to work hard on your behalf. They will look for opportunities to obtain the highest possible yields while focusing on the preservation of your principal.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN BOND PORTFOLIO

AS OF DECEMBER 31, 2004                                              (Unaudited)

                                PORTFOLIO FACTS
                                Portfolio Inception                       1/3/95
                                Fiscal Year End                      DECEMBER 31
                                Net Assets as of 12/31/2004          $85,056,842
                                Primary Benchmark                LEHMAN BROTHERS
                                                                  U.S. AGGREGATE
                                                                           INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: The JPMorgan Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and to maintain liquidity, returned 4.3% during the year period ended December 31, 2004. This compares to the 4.3% return of its benchmark index, the Lehman Brothers U.S. Aggregate Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: The Portfolio slightly underperformed its benchmark. Detracting was our modest long duration bias, which we adopted to reflect our expectation that the Fed would maintain its program of measured increases. Mortgage sector allocation and coupon selection were the strongest positives. Our allocations to investment-grade corporate bonds also added to performance as did our exposure to high-yield and emerging markets debt. International positions were a net positive.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: We held a modestly long duration position for much of the period. However, in November and December we implemented a curve flattening trade because we believed short-term rates would continue to rise more quickly than longer-term rates. We actively managed our holdings in residential mortgages; by the end of the year, we had adopted a neutral position as low fixed-rate supply, lower volatility and heightened foreign investor demand pushed residential mortgage prices higher. We overweighted investment-grade corporate bonds for much of the year, though we began to reduce the position by year-end amid strong valuations, maintaining a modest overweight to lower-rated credits. Instead of Treasury and agency securities, we favored AAA-rated asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Based on our view that economic activity would pick up more quickly in the U.S. than in the Eurozone, we took a position in which we were long the Eurozone and short the U.S. We overweighted high-yield and emerging markets debt with an emphasis on bottom-up security selection.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Residential Mortgage Backed Securities     36.9%
Corporate Notes and Bonds                  26.3%
Asset Backed Securities                    18.7%
U.S. Treasury Securities                    5.9%
Money Market Fund                           5.1%
Foreign Government Securities               2.7%
Commercial Paper                            2.5%
Other (Less than 1%)                        1.9%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                                                      SINCE
                                                                                                   INCEPTION
                                                      1 YEAR         3 YEARS         5 YEARS        (1/3/95)
------------------------------------------------------------------------------------------------------------
BOND PORTFOLIO                                         4.29%           5.58%           6.84%           6.85%

LIFE OF PORTFOLIO PERFORMANCE (01/03/95 TO 12/31/04)

[CHART]

                JPMORGAN BOND PORTFOLIO    LEHMAN BROTHERS U.S.   CITIGROUP BROAD INVESTMENT      LIPPER VARIABLE ANNUITY CORPORATE
                                           AGGREGATE INDEX        GRADE BOND INDEX                DEBT FUNDS A-RATED AVERAGE
Jan 3, 1995             $   10,000             $   10,000               $   10,000                             $   10,000
Jan 31, 1995            $   10,150             $   10,000               $   10,000                             $   10,000
Feb 28, 1995            $   10,320             $   10,238               $   10,234                             $   10,223
Mar 31, 1995            $   10,360             $   10,300               $   10,293                             $   10,290
Apr 30, 1995            $   10,489             $   10,445               $   10,434                             $   10,432
May 31, 1995            $   10,909             $   10,849               $   10,849                             $   10,878
Jun 30, 1995            $   10,998             $   10,928               $   10,925                             $   10,962
Jul 31, 1995            $   10,949             $   10,904               $   10,903                             $   10,916
Aug 31, 1995            $   11,089             $   11,036               $   11,028                             $   11,064
Sep 30, 1995            $   11,189             $   11,143               $   11,132                             $   11,185
Oct 31, 1995            $   11,359             $   11,288               $   11,281                             $   11,354
Nov 30, 1995            $   11,519             $   11,457               $   11,457                             $   11,536
Dec 31, 1995            $   11,688             $   11,618               $   11,615                             $   11,718
Jan 31, 1996            $   11,763             $   11,694               $   11,694                             $   11,778
Feb 29, 1996            $   11,495             $   11,491               $   11,495                             $   11,525
Mar 31, 1996            $   11,381             $   11,410               $   11,412                             $   11,436
Apr 30, 1996            $   11,306             $   11,346               $   11,328                             $   11,354
May 31, 1996            $   11,253             $   11,324               $   11,321                             $   11,331
Jun 30, 1996            $   11,403             $   11,475               $   11,467                             $   11,472
Jul 31, 1996            $   11,424             $   11,506               $   11,498                             $   11,499
Aug 31, 1996            $   11,392             $   11,487               $   11,482                             $   11,476
Sep 30, 1996            $   11,574             $   11,687               $   11,682                             $   11,680
Oct 31, 1996            $   11,821             $   11,946               $   11,945                             $   11,944
Nov 30, 1996            $   12,024             $   12,151               $   12,142                             $   12,166
Dec 31, 1996            $   11,928             $   12,038               $   12,035                             $   12,050
Jan 31, 1997            $   11,939             $   12,075               $   12,082                             $   12,079
Feb 28, 1997            $   12,006             $   12,105               $   12,095                             $   12,118
Mar 31, 1997            $   11,865             $   11,971               $   11,973                             $   11,976
Apr 30, 1997            $   12,011             $   12,150               $   12,144                             $   12,140
May 31, 1997            $   12,135             $   12,266               $   12,258                             $   12,252
Jun 30, 1997            $   12,259             $   12,412               $   12,404                             $   12,411
Jul 31, 1997            $   12,619             $   12,747               $   12,740                             $   12,776
Aug 31, 1997            $   12,507             $   12,638               $   12,631                             $   12,634
Sep 30, 1997            $   12,687             $   12,825               $   12,817                             $   12,839
Oct 31, 1997            $   12,844             $   13,011               $   13,001                             $   12,997
Nov 30, 1997            $   12,912             $   13,071               $   13,062                             $   13,049
Dec 31, 1997            $   13,047             $   13,203               $   13,195                             $   13,184
Jan 31, 1998            $   13,208             $   13,372               $   13,366                             $   13,346
Feb 28, 1998            $   13,196             $   13,362               $   13,356                             $   13,336
Mar 31, 1998            $   13,254             $   13,407               $   13,408                             $   13,382
Apr 30, 1998            $   13,319             $   13,477               $   13,478                             $   13,448
May 31, 1998            $   13,447             $   13,605               $   13,608                             $   13,591
Jun 30, 1998            $   13,552             $   13,720               $   13,719                             $   13,703
Jul 31, 1998            $   13,564             $   13,749               $   13,748                             $   13,718
Aug 31, 1998            $   13,773             $   13,973               $   13,958                             $   13,860
Sep 30, 1998            $   14,064             $   14,300               $   14,288                             $   14,159
Oct 31, 1998            $   13,960             $   14,224               $   14,223                             $   14,035
Nov 30, 1998            $   14,041             $   14,306               $   14,302                             $   14,158
Dec 31, 1998            $   14,093             $   14,348               $   14,346                             $   14,223
Jan 31, 1999            $   14,165             $   14,450               $   14,452                             $   14,331
Feb 28, 1999            $   13,922             $   14,197               $   14,199                             $   14,035
Mar 31, 1999            $   14,044             $   14,276               $   14,280                             $   14,129
Apr 30, 1999            $   14,090             $   14,321               $   14,327                             $   14,174
May 31, 1999            $   13,907             $   14,195               $   14,195                             $   14,009
Jun 30, 1999            $   13,822             $   14,150               $   14,147                             $   13,942
Jul 31, 1999            $   13,774             $   14,090               $   14,091                             $   13,886
Aug 31, 1999            $   13,749             $   14,083               $   14,081                             $   13,856
Sep 30, 1999            $   13,883             $   14,247               $   14,250                             $   14,004
Oct 31, 1999            $   13,945             $   14,299               $   14,292                             $   14,028
Nov 30, 1999            $   13,970             $   14,298               $   14,291                             $   14,039
Dec 31, 1999            $   13,935             $   14,229               $   14,225                             $   13,975
Jan 31, 2000            $   13,872             $   14,182               $   14,185                             $   13,930
Feb 29, 2000            $   14,020             $   14,354               $   14,351                             $   14,080
Mar 31, 2000            $   14,194             $   14,543               $   14,538                             $   14,254
Apr 30, 2000            $   14,115             $   14,501               $   14,494                             $   14,158
May 31, 2000            $   14,077             $   14,494               $   14,481                             $   14,108
Jun 30, 2000            $   14,354             $   14,796               $   14,784                             $   14,409
Jul 31, 2000            $   14,430             $   14,930               $   14,918                             $   14,536
Aug 31, 2000            $   14,657             $   15,147               $   15,132                             $   14,733
Sep 30, 2000            $   14,745             $   15,242               $   15,235                             $   14,820
Oct 31, 2000            $   14,808             $   15,343               $   15,332                             $   14,865
Nov 30, 2000            $   15,061             $   15,594               $   15,581                             $   15,086
Dec 31, 2000            $   15,415             $   15,884               $   15,875                             $   15,390
Jan 31, 2001            $   15,706             $   16,143               $   16,137                             $   15,663
Feb 28, 2001            $   15,787             $   16,284               $   16,281                             $   15,800
Mar 31, 2001            $   15,826             $   16,365               $   16,365                             $   15,877
Apr 30, 2001            $   15,695             $   16,296               $   16,288                             $   15,798
May 31, 2001            $   15,789             $   16,394               $   16,396                             $   15,902
Jun 30, 2001            $   15,830             $   16,456               $   16,450                             $   15,948
Jul 31, 2001            $   16,139             $   16,825               $   16,830                             $   16,312
Aug 31, 2001            $   16,326             $   17,019               $   17,015                             $   16,478
Sep 30, 2001            $   16,406             $   17,216               $   17,224                             $   16,579
Oct 31, 2001            $   16,742             $   17,576               $   17,572                             $   16,894
Nov 30, 2001            $   16,581             $   17,333               $   17,330                             $   16,689
Dec 31, 2001            $   16,484             $   17,222               $   17,228                             $   16,577
Jan 31, 2002            $   16,612             $   17,362               $   17,364                             $   16,689
Feb 28, 2002            $   16,740             $   17,530               $   17,530                             $   16,820
Mar 31, 2002            $   16,527             $   17,239               $   17,241                             $   16,558
Apr 30, 2002            $   16,807             $   17,574               $   17,569                             $   16,825
May 31, 2002            $   16,921             $   17,723               $   17,718                             $   16,961
Jun 30, 2002            $   16,908             $   17,877               $   17,849                             $   17,039
Jul 31, 2002            $   17,022             $   18,094               $   18,062                             $   17,172
Aug 31, 2002            $   17,380             $   18,399               $   18,378                             $   17,462
Sep 30, 2002            $   17,623             $   18,697               $   18,670                             $   17,719
Oct 31, 2002            $   17,581             $   18,611               $   18,586                             $   17,589
Nov 30, 2002            $   17,609             $   18,606               $   18,582                             $   17,649
Dec 31, 2002            $   17,938             $   18,991               $   18,969                             $   18,004
Jan 31, 2003            $   17,981             $   19,008               $   18,984                             $   18,036
Feb 28, 2003            $   18,210             $   19,270               $   19,253                             $   18,285
Mar 31, 2003            $   18,195             $   19,255               $   19,236                             $   18,260
Apr 30, 2003            $   18,394             $   19,415               $   19,405                             $   18,464
May 31, 2003            $   18,710             $   19,776               $   19,764                             $   18,822
Jun 30, 2003            $   18,665             $   19,736               $   19,729                             $   18,802
Jul 31, 2003            $   17,775             $   19,073               $   19,062                             $   18,175
Aug 31, 2003            $   17,986             $   19,199               $   19,193                             $   18,299
Sep 30, 2003            $   18,513             $   19,708               $   19,696                             $   18,793
Oct 31, 2003            $   18,317             $   19,525               $   19,515                             $   18,643
Nov 30, 2003            $   18,377             $   19,571               $   19,572                             $   18,708
Dec 31, 2003            $   18,603             $   19,771               $   19,767                             $   18,891
Jan 31, 2004            $   18,754             $   19,929               $   19,931                             $   19,041
Feb 29, 2004            $   18,919             $   20,144               $   20,145                             $   19,216
Mar 31, 2004            $   19,071             $   20,296               $   20,298                             $   19,360
Apr 30, 2004            $   18,556             $   19,768               $   19,770                             $   18,882
May 31, 2004            $   18,428             $   19,689               $   19,685                             $   18,784
Jun 30, 2004            $   18,523             $   19,799               $   19,801                             $   18,877
Jul 31, 2004            $   18,714             $   19,995               $   19,997                             $   19,057
Aug 31, 2004            $   19,113             $   20,377               $   20,393                             $   19,406
Sep 30, 2004            $   19,176             $   20,432               $   20,446                             $   19,468
Oct 31, 2004            $   19,350             $   20,604               $   20,626                             $   19,623
Nov 30, 2004            $   19,207             $   20,439               $   20,453                             $   19,496
Dec 31, 2004            $   19,403             $   20,627               $   20,649                             $   19,687

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Lehman Brothers U.S. Aggregate Index, Citigroup Broad Investment Grade Bond Index, and Lipper Variable Annuity Corporate Debt Funds A-Rated Average from January 3, 1995 to December 31, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The Citigroup Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The Lipper Variable Annuity Corporate Debt Funds A-Rated Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

JPMORGAN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004

SHARES       ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 122.6%

             PREFERRED STOCKS -- 0.0% ^

             FINANCIAL SERVICES -- 0.0% ^
        100  Home Ownership Funding Corp.,
             13.33%, 12/30/06 SDR, #, (i) +
             (Cost $100,104)                                                          $       38,509

PRINCIPAL
AMOUNT
(USD)
----------------------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES -- 7.8%
             U.S. Treasury Notes & Bonds,
$ 1,500,000  2.75%, 08/15/07 +                                                             1,483,534
    255,000  3.38%, 10/15/09 +                                                               252,490
    210,000  3.50%, 11/15/09 +                                                               209,016
    875,000  4.25%, 08/15/14 +                                                               876,948
    750,000  4.25%, 11/15/14 +                                                               751,963
  2,000,000  7.25%, 08/15/22 @ +                                                           2,577,577
    150,000  6.75%, 08/15/26, @ +                                                            187,102
    270,000  5.38%, 02/15/31 +                                                               291,959
             ---------------------------------------------------------------------------------------
             Total U.S. Treasury Securities                                                6,630,589
             (Cost $6,539,941)
             ---------------------------------------------------------------------------------------

             U.S. GOVERNMENT AGENCY SECURITIES -- 1.3%
    300,000  Federal Home Loan Mortgage Corp.,
             6.25%, 07/15/32 +                                                              344,155
             Federal National Mortgage
             Association,
      1,000  7.00%, 07/15/05 +                                                                 1,022
    615,000  7.13%, 01/15/30 +                                                               773,589
             ---------------------------------------------------------------------------------------
             Total U.S. Government Agency
             Securities                                                                    1,118,766
             (Cost $985,418)
             ---------------------------------------------------------------------------------------

             FOREIGN GOVERNMENT SECURITIES -- 3.6%
    470,000  Federal Republic of Germany
             (Germany), 4.75%, 07/04/34,
             Ser. 03                                                                         688,443
             Republic of Colombia (Colombia),
    214,161  9.75%, 04/09/11                                                                 246,285
             Republic of Ukraine (Ukraine),
    570,000  7.65%, 06/11/13, Regulation S                                                   606,178
    100,000  6.88%, 03/04/11, #                                                              102,615
             Russian Federation (Russia),
$   220,000  8.75%, 07/24/05, Regulation S                                            $      226,244
    140,000  10.00%, 06/26/07, Regulation S                                                  157,948
    100,000  11.00%, 07/24/18, Regulation S                                                  139,000
    310,000  5.00%, 03/31/30, Regulation S, SUB
             United Mexican States (Mexico),                                                 319,688
     80,000  7.50%, 01/14/12                                                                  90,720
    100,000  5.88%, 01/15/14, Ser. A, MTN                                                    102,500
    110,000  6.63%, 03/03/15                                                                 118,140
     40,000  11.50%, 05/15/26                                                                 61,200
    165,000  8.30%, 08/15/31, MTN                                                            193,050
             ---------------------------------------------------------------------------------------
             Total Foreign Government Securities                                           3,052,011
             (Cost $2,918,109)
             ---------------------------------------------------------------------------------------

             CORPORATE NOTES & BONDS -- 35.0%
             AEROSPACE -- 0.2%
    200,000  General Dynamics Corp.,
             2.13%, 05/15/06 +                                                               197,142

             AUTOMOTIVE -- 3.3%
    175,000  American Honda Finance Corp.,
             2.38%, 05/11/07, MTN, FRN, # +                                                  174,995
             DaimlerChrysler N.A. Holding Corp.,
    250,000  2.96%, 05/24/06, MTN, FRN +                                                     251,228
    110,000  7.20%, 09/01/09 +                                                               122,432
             Ford Motor Credit Co.,
    680,000  7.88%, 06/15/10 +                                                               749,197
    105,000  7.00%, 10/01/13 +                                                               111,314
             General Motors Acceptance Corp.,
    125,000  3.19%, 05/18/06, MTN, FRN +                                                     124,422
    440,000  2.97%, 01/16/07, MTN, FRN +                                                     435,278
    100,000  3.19%, 03/20/07, MTN, FRN +                                                      98,499
     30,000  6.88%, 09/15/11 +                                                                30,744
    105,000  6.75%, 12/01/14 +                                                               105,144
             General Motors Corp.,
    200,000  7.20%, 01/15/11 +                                                               205,128
    110,000  8.25%, 07/15/23 +                                                               114,584
    185,000  8.38%, 07/15/33 +                                                               191,675
     44,000  TRW Automotive, Inc.,
             9.38%, 02/15/13                                                                  51,040
             ---------------------------------------------------------------------------------------
                                                                                           2,765,680
             ---------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             BANKING -- 6.9%
$   170,000  ABN-Amro North American
             Holding Preferred Capital
             Repackage Trust I,
             6.52%, to 11/12;
             thereafter FRN, 12/29/49, # +                                            $      186,784
    260,000  ANZ Capital Trust I,
             5.36%, 12/15/53, # +                                                            263,735
    135,000  Cadets Trust, 4.80%,
             07/15/13, Ser. 2003-1, # +                                                      130,262
     25,000  HBOS Capital Funding LP
             (United Kingdom),
             6.07%, to 6/14;
             thereafter FRN, 12/29/49, # +                                                    26,794
    210,000  HBOS Treasury Services PLC
             (United Kingdom),
             3.60%, 08/15/07, MTN, # +                                                       210,119
    165,000  Industrial Bank of Korea
             (South Korea),
             4.00%, to 05/09;
             thereafter FRN, 05/19/14, # +                                                   161,387
    265,000  KBC Bank Fund Trust III,
             9.86%, to 11/09;
             thereafter FRN, 11/29/49, # +                                                   325,120
    200,000  KeyCorp, 2.30%, 07/23/07,
             Ser. G, MTN, FRN +                                                              200,020
    120,000  Korea First Bank (South Korea),
             7.27%, to 03/14;
             thereafter FRN, 03/03/34, # +                                                   133,561
    155,000  Mizuho Finance Group LTD
             (Cayman Islands),
             5.79%, 04/15/14, #                                                              162,812
    250,000  Nordea Bank AB (Sweden),
             8.95%, to 11/09;
             thereafter FRN, 12/31/49, #                                                     296,128
             Northern Rock PLC
             (United Kingdom),
    250,000  2.21%, 10/19/07, FRN, #                                                         249,893
     75,000  5.60%, 12/31/49, MTN, #                                                          77,437
    160,000  Popular North America, Inc.,
             4.70%, 06/30/09                                                                 163,141
$   180,000  Rabobank Capital Funding Trust III,
             5.25%, to 12/16;
             thereafter FRN, 12/31/49, #                                              $      179,022
             RBS Capital Trust I,
     45,000  6.43%, to 1/34;
             thereafter FRN, 12/29/49                                                         47,523
    405,000  5.51%, to 9/14;
             thereafter FRN, 12/31/49                                                        413,996
             Royal Bank of Scotland
             Group PLC (United Kingdom),
    150,000  2.37%, 11/24/06, FRN, #                                                         149,929
    385,000  7.82%, 11/30/49, Ser. 3                                                         400,342
    160,000  Standard Chartered Bank
             (United Kingdom),
             8.00%, 05/30/31, #                                                              203,641
    290,000  SunTrust Bank, 2.50%, 11/01/06                                                  285,341
    105,000  Swedbank (Sweden),
             9.00%, to 03/10;
             thereafter FRN, 12/31/49, #                                                     126,016
    390,000  U.S. Bank N.A., 2.85%, 11/15/06                                                 386,716
    270,000  United Overseas Bank LTD
             (Singapore), 5.38%, to 9/14;
             thereafter FRN, 12/31/49, #                                                     273,799
    200,000  Wachovia Corp.,
             2.17%, 07/20/07, FRN                                                            199,967
    135,000  Wells Fargo & Co.,
             2.59%, 03/23/07, FRN                                                            135,058
    250,000  Westpac Banking Corp. (Australia),
             2.44%, 05/25/07, FRN, #                                                         250,065
    125,000  Westpac Capital Trust III,
             5.82%, to 09/13;
             thereafter FRN, 12/31/49, #                                                     131,081
    150,000  Woori Bank (South Korea),
             5.75%, to 03/09;
             thereafter FRN, 03/13/14, #                                                     157,209
             ---------------------------------------------------------------------------------------
                                                                                           5,926,898
             ---------------------------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.3%
    210,000  Cox Communications, Inc.,
             4.63%, 06/01/13 +                                                               200,889

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             BROADCASTING/CABLE -- CONTINUED
$    40,000  Echostar DBS Corp.,
             6.38%, 10/01/11 +                                                        $       40,900
             ---------------------------------------------------------------------------------------
                                                                                             241,789
             ---------------------------------------------------------------------------------------

             CHEMICALS -- 0.6%
     40,000  Huntsman International LLC,
             9.88%, 03/01/09 +                                                                43,900
    190,000  ICI Wilmington, Inc., 5.63%,
             12/01/13 +                                                                      196,782
      5,755  IMC Global, Inc., 10.88%,
             06/01/08, Ser. B +                                                                6,906
     65,000  Lyondell Chemical Co.,
             10.88%, 05/01/09                                                                 68,738
      5,755  Millennium America, Inc.,
             9.25%, 06/15/08                                                                   6,546
     65,000  PolyOne Corp., 10.63%, 05/15/10                                                  73,125
     90,000  The Dow Chemical Co.,
             7.38%, 11/01/29 +                                                               109,195
             ---------------------------------------------------------------------------------------
                                                                                             505,192
             ---------------------------------------------------------------------------------------

             COMPUTER SOFTWARE -- 0.1%
    110,000  Computer Associates International,
             Inc., 5.63%, 12/01/14, # +                                                      111,195

             CONSTRUCTION -- 0.3%
     35,000  D.R. Horton, Inc., 8.50%,
             04/15/12 +                                                                       39,025
    140,000  Pulte Homes, Inc., 5.25%,
             01/15/14                                                                        139,318
     55,000  Standard-Pacific Corp.,
             6.88%, 05/15/11                                                                  58,025
             ---------------------------------------------------------------------------------------
                                                                                             236,368
             ---------------------------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 0.3%
    230,000  KB Home, 5.75%, 02/01/14 +                                                      227,700

             CONSUMER SERVICES -- 0.0% ^
     40,000  Iron Mountain, Inc.,
             6.63%, 01/01/16 +                                                                37,300

             DIVERSIFIED -- 0.4%
$   175,000  General Electric
             Capital Corp., 6.75%,
             03/15/32, Ser. A, MTN +                                                  $      204,829
    120,000  Hutchison Whampoa
             International LTD (Hong Kong),
             6.25%, 01/24/14, # +                                                            126,372
             ---------------------------------------------------------------------------------------
                                                                                             331,201
             ---------------------------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.1%
     50,000  Celestica, Inc. (Canada),
             7.88%, 07/01/11 +                                                                53,625

             ENVIRONMENTAL SERVICES -- 0.3%
             Allied Waste North America, Inc.,
    290,000  6.13%, 02/15/14, # +                                                            272,600
     20,000  7.38%, 04/15/14, Ser. B, # +                                                     19,150
             ---------------------------------------------------------------------------------------
                                                                                             291,750
             ---------------------------------------------------------------------------------------

             FINANCIAL SERVICES -- 9.0%
             American General Finance Corp.,
    340,000  3.00%, 11/15/06, Ser. H, MTN +                                                  335,674
    170,000  4.50%, 11/15/07, Ser. H, MTN +                                                  173,202
     50,000  Arch Western Finance LLC,
             6.75%, 07/01/13 +                                                                51,625
    440,000  The Bear Stearns Companies, Inc.,
             2.23%, 01/16/07, Ser. B,
             MTN, FRN +                                                                      440,337
    125,000  Capital One Bank, 8.25%,
             06/15/05 +                                                                      127,776
    335,000  Capital One Financial Corp.,
             8.75%, 02/01/07 +                                                               367,838
    305,000  Caterpillar Financial
             Services Corp., 2.45%,
             02/26/07, Ser. F, MTN, FRN +                                                    305,140
             CIT Group, Inc.,
    400,000  2.73%, 06/19/06, MTN, FRN +                                                     400,875
    115,000  2.53%, 05/18/07, MTN, FRN +                                                     115,000
    260,000  Citigroup, Inc., 2.64%,
             03/20/06, FRN +                                                                 260,409
    325,000  Countrywide Home Loans, Inc.,
             2.45%, 02/17/06, Ser. L, MTN, FRN +                                             324,915

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             FINANCIAL SERVICES -- CONTINUED
             Goldman Sachs Group, Inc.,
$   350,000  2.26%, 07/28/06, Ser. B,
             MTN, FRN +                                                               $      350,140
     30,000  5.70%, 09/01/12 +                                                                31,801
    200,000  6.35%, 02/15/34 +                                                               208,261
    425,000  Household Finance Corp., 2.37%,
             02/09/07, MTN, FRN +                                                            425,494
             HSBC Capital Funding LP
             (Channel Islands),
    285,000  4.61%, to 06/13;
             thereafter FRN, 12/31/49, # +                                                   275,101
    100,000  9.55%, to 06/10;
             thereafter FRN, 12/31/49, # +                                                   124,586
    125,000  ING Capital Funding Trust III,
             8.44%, to 12/10;
             thereafter FRN, 12/31/49 +                                                      149,666
    150,000  John Deere Capital Corp., 2.57%,
             03/16/06, Ser. D, MTN, FRN +                                                    150,094
             Merrill Lynch & Co., Inc.,
    350,000  2.20%, 10/19/07, Ser. C,
             MTN, FRN                                                                        349,831
     65,000  5.00%, 01/15/15, Ser. C, MTN                                                     64,745
    195,000  Mizuho JGB Investment LLC,
             9.87%, to 06/08;
             thereafter FRN, 12/31/49, # +                                                   228,121
    205,000  Mizuho Preferred Capital
             Co., LLC, 8.79%, to 06/08;
             thereafter FRN, 12/31/49, # +                                                   232,191
             Morgan Stanley,
    430,000  2.20%, 01/12/07, FRN                                                            430,614
    100,000  2.40%, 11/09/07, FRN                                                             99,926
             OMX Timber Finance Investments LLC
    150,000  5.42%, 01/29/20, Ser. 1, #                                                      149,048
    150,000  5.54%, 01/29/20, Ser. 2, #                                                      149,206
             Pricoa Global Funding I,
    400,000  2.70%, 12/22/06, FRN, #                                                         400,374
    345,000  3.90%, 12/15/08, #                                                              344,295
    471,979  Targeted Return Index
             (TRAINS), 8.21%, to 08/06;
             thereafter FRN,
             08/01/15, Ser. HY-2004-1, #                                                     516,233
$   105,000  UFJ Finance AEC (Aruba),
             6.75%, 07/15/13                                                          $      117,009
             ---------------------------------------------------------------------------------------
                                                                                           7,699,527
             ---------------------------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.4%
    295,000  Delhaize America, Inc.,,
             9.00%, 04/15/31 +                                                               381,670

             HEALTH CARE/HEALTH CARE SERVICES -- 0.7%
     50,000  Fresenius Medical Care Capital
             Trust II, 7.88%, 02/01/08 +                                                      54,375
    260,000  HCA, Inc., 5.25%, 11/06/08 +                                                    261,515
     20,000  Medex, Inc., 8.88%, 05/15/13                                                     23,300
     60,000  Tenet Healthcare Corp., 5.00%,
             07/01/07                                                                         58,800
    190,000  UnitedHealth Group, Inc., 3.30%,
             01/30/08                                                                        187,070
             ---------------------------------------------------------------------------------------
                                                                                             585,060
             ---------------------------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.1%
     40,000  ITT Corp., 7.38%, 11/15/15 +                                                     44,500

             INSURANCE -- 1.3%
    100,000  Arch Capital Group LTD
             (Bermuda), 7.35%, 05/01/34 +                                                    106,616
    225,000  Aspen Insurance Holdings LTD
             (Bermuda), 6.00%, 08/15/14, # +                                                 226,418
     30,000  AXA (France), 8.60%, 12/15/30 +                                                  39,400
    180,000  CNA Financial Corp., 5.85%,
             12/15/14 +                                                                      179,626
    105,000  Liberty Mutual Group,
             7.00%, 03/15/34, # +                                                            106,165
    250,000  North Front Pass-Through
             Trust, 5.81%, 12/15/24, FRN, #                                                  253,002
     80,000  Odyssey Re Holdings Corp.,
             7.65%, 11/01/13                                                                  88,237
     90,000  Prudential Holdings LLC,
             8.70%, 12/18/23, #                                                              118,047
             ---------------------------------------------------------------------------------------
                                                                                           1,117,511
             ---------------------------------------------------------------------------------------

             METALS/MINING -- 0.1%
     40,000  Peabody Energy Corp.,
             6.88%, 03/15/13, Ser. B                                                          43,300

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
             MULTI-MEDIA -- 1.1%
$   145,000  Clear Channel Communications,
             Inc., 5.50%, 09/15/14 +                                                  $      145,560
    173,000  Comcast Cable Communications
             Holdings, Inc., 8.38%, 03/15/13 +                                               213,326
     45,000  Comcast Corp., 7.05%, 03/15/33 +                                                 51,490
     60,000  MediaNews Group, Inc.,
             6.88%, 10/01/13                                                                  61,500
     60,000  News America, Inc., 6.20%,
             12/15/34, #                                                                      60,811
    135,000  Time Warner Entertainment
             Co., LP, 8.38%, 03/15/23                                                        169,251
             Time Warner, Inc.,
     75,000  9.15%, 02/01/23                                                                 100,497
    145,000  7.63%, 04/15/31 +                                                               175,415
             ---------------------------------------------------------------------------------------
                                                                                             977,850
             ---------------------------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.0% ^
     20,000  Xerox Corp., 7.63%, 06/15/13                                                     21,950
             ---------------------------------------------------------------------------------------

             OIL & GAS -- 1.0%
    215,000  BP Capital Markets PLC
             (United Kingdom), 2.75%,
             12/29/06 +                                                                      212,799
     50,000  Canadian Natural Resources
             LTD (Canada) (Yankee),
             7.20%, 01/15/32 +                                                                59,078
    115,000  Kerr-McGee Corp.,
             6.95%, 07/01/24 +                                                               127,171
     99,000  PEMEX Project Funding Master
             Trust, 8.63%, 02/01/22                                                          115,187
    195,000  Pioneer Natural Resources Co.,
             5.88%, 07/15/16                                                                 203,719
    110,000  Valero Energy Corp., 7.50%,
             04/15/32                                                                        132,680
             ---------------------------------------------------------------------------------------
                                                                                             850,634
             ---------------------------------------------------------------------------------------

             PACKAGING -- 0.2%
     45,000  Crown European Holdings SA
             (France), 9.50%, 03/01/11 +                                                      51,300
             Owens-Brockway Glass
             Container, Inc.,
$    85,000  8.88%, 02/15/09                                                          $       92,331
     30,000  7.75%, 05/15/11                                                                  32,475
             ---------------------------------------------------------------------------------------
                                                                                             176,106
             ---------------------------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.1%
     10,000  Abitibi-Consolidated, Inc.
             (Canada) (Yankee), 6.00%,
             06/20/13 +                                                                        9,538
     25,000  Georgia Pacific Corp., 7.70%,
             06/15/15 +                                                                       28,563
     70,000  International Paper Co.,
             5.85%, 10/30/12 +                                                                74,586
             ---------------------------------------------------------------------------------------
                                                                                             112,687
             ---------------------------------------------------------------------------------------

             PHARMACEUTICALS -- 0.1%
     70,000  Wyeth, 6.45%, 02/01/24                                                           74,451

             PIPELINES -- 0.6%
             Kinder Morgan Energy Partners LP,
    105,000  7.40%, 03/15/31 +                                                               122,113
     65,000  7.75%, 03/15/32 +                                                                78,447
     55,000  7.30%, 08/15/33 +                                                                63,709
    185,000  Magellan Midstream
             Partners LP, 5.65%, 10/15/16                                                    187,044
     20,000  Transcontinental Gas
             Pipeline Corp., 8.88%,
             07/15/12, Ser. B                                                                 24,325
     20,000  Williams Companies, Inc.,
             8.13%, 03/15/12                                                                  23,100
             ---------------------------------------------------------------------------------------
                                                                                             498,738
             ---------------------------------------------------------------------------------------

             REAL ESTATE -- 0.2%
    150,000  Westfield Capital Corp., LTD
             (Australia), 5.13%, 11/15/14, #                                                 149,279

             REAL ESTATE INVESTMENT TRUST -- 0.2%
    125,000  iStar Financial, Inc., 6.00%,
             12/15/10 +                                                                      131,853

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             RETAILING -- 0.4%
$    50,000  Ingles Markets, Inc., 8.88%,
             12/01/11 +                                                               $       53,500
    275,000  Safeway, Inc., 4.13%, 11/01/08 273,385
             ---------------------------------------------------------------------------------------
                                                                                             326,885
             ---------------------------------------------------------------------------------------

             SEMI-CONDUCTORS -- 0.0% ^
     30,000  Freescale Semiconductor, Inc.,
             7.13%, 07/15/14 +                                                                32,550

             SHIPPING/TRANSPORTATION -- 0.3%
             Norfolk Southern Corp.,
     85,000  7.80%, 05/15/27                                                                 106,466
     60,000  7.25%, 02/15/31                                                                  71,980
     50,000  Teekay Shipping Corp.
             (Bahamas), 8.88%, 07/15/11                                                       58,000
             ---------------------------------------------------------------------------------------
                                                                                             236,446
             ---------------------------------------------------------------------------------------

             STEEL -- 0.1%
     55,000  United States Steel Corp.,
             9.75%, 05/15/10                                                                  62,700

             TELECOMMUNICATIONS -- 3.6%
    215,000  BellSouth Corp., 6.00%,
             11/15/34 +                                                                      217,862
    115,000  British Telecom PLC (United
             Kingdom), 8.38%, 12/15/10 +                                                     138,099
    265,000  Deutsche Telekom International
             Finance BV (The Netherlands),
             5.25%, 07/22/13 +                                                               272,580
             France Telecom (France),
    110,000  8.50%, 03/01/11 +                                                               131,219
    105,000  9.25%, 03/01/31 +                                                               142,337
     40,000  Nextel Communications, Inc.,
             7.38%, 08/01/15                                                                  44,000
     65,000  Qwest Corp., 8.88%,
             03/15/12, #                                                                      75,075
    225,000  Rogers Wireless Communications,
             Inc., 6.38%, 03/01/14                                                           222,750
             SBC Communications, Inc.,
    185,000  5.10%, 09/15/14                                                                 186,719
    215,000  5.63%, 06/15/16                                                                 222,106
             Sprint Capital Corp.,
$   135,000  8.75%, 03/15/32                                                          $      179,862
    220,000  6.00%, 01/15/07                                                                 230,251
    120,000  TCI Communications, Inc.,
             7.88%, 02/15/26                                                                 147,363
             Telecom Italia Capital SA
             (Luxembourg),
    130,000  4.00%, 11/15/08                                                                 129,503
    245,000  4.00%, 01/15/10, #                                                              240,220
    100,000  Verizon Global Funding Corp.,
             7.38%, 09/01/12                                                                 117,679
             Verizon New York, Inc.,
    175,000  6.88%, 04/01/12, Ser. A                                                         196,434
    120,000  7.38%, 04/01/32, Ser. B                                                         137,647
             ---------------------------------------------------------------------------------------
                                                                                           3,031,706
             ---------------------------------------------------------------------------------------

             TRANSPORTATION -- 0.5%
    400,000  CSX Corp., 2.48%, 08/03/06, FRN +                                               400,104

             UTILITIES -- 2.2%
    140,000  Alabama Power Co., 2.80%,
             12/01/06 +                                                                      138,272
    100,000  Arizona Public Service Co.,
             4.65%, 05/15/15 +                                                                97,057
    280,000  Dominion Resources, Inc.,
             7.20%, 09/15/14, Ser. A +                                                       323,541
    200,000  Nisource Finance Corp.,
             6.15%, 03/01/13                                                                 216,810
    154,000  Pacific Gas & Electric Co.,
             2.72%, 04/03/06, FRN                                                            154,127
    155,000  Pacificorp, 4.30%, 09/15/08                                                     156,537
             Pepco Holdings, Inc.,
     25,000  6.45%, 08/15/12                                                                  27,624
    100,000  7.45%, 08/15/32                                                                 119,065
    310,000  Progress Energy, Inc.,
             6.85%, 04/15/12                                                                 346,059
             PSEG Power LLC,
     90,000  5.50%, 12/01/15                                                                  91,718
     75,000  8.63%, 04/15/31                                                                  99,583

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             UTILITIES -- CONTINUED
$    65,000  Reliant Resources, Inc.,
             9.50%, 07/15/13                                                          $       73,856
             ---------------------------------------------------------------------------------------
                                                                                           1,844,249
             ---------------------------------------------------------------------------------------
             Total Corporate Notes & Bonds                                                29,725,596
             (Cost $28,920,918)
             ---------------------------------------------------------------------------------------

             RESIDENTIAL MORTGAGE BACKED SECURITIES -- 49.0%
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.8%
    456,002  Adjustable Rate Mortgage
             Trust, 2.82%, 12/25/34,
             Ser. 2004-1, Class 9A2, FRN +                                                   456,002
  1,191,509  Countrywide Alternative
             Loan Trust, 6.00%, 01/25/35,
             Ser. 2004-28CB, Class 3A1 +                                                   1,228,982
             Countrywide Home Loan
             Mortgage Pass Through Trust
  1,691,187  5.50%, 08/25/33,
             Ser. 2004-28R, Class A1 +                                                     1,714,175
    600,000  2.74%, 02/25/35, Ser. 2004-25,
             Class 2A3, FRN +                                                                599,906
  1,430,000  Countrywide Home Loans,
             6.25%, 10/25/32,
             Ser. 2002-22, Class A20 +                                                     1,450,499
    574,017  CS First Boston Mortgage
             Securities Corp., 6.00%,  09/25/34,
             Ser. 2004-5, Class 1A8 +                                                        587,609
             Federal Home Loan Mortgage Corp.,
    450,000  4.50%, 02/15/11, Ser. 2760,
             Class GI, IO +                                                                   26,694
    600,000  5.00%, 04/15/17, Ser. 2857,
             Class NI, IO +                                                                   47,584
  1,162,073  4.75%, 10/15/18, Ser. 2779,
             Class SM, IO, FRN +                                                             109,489
  4,046,814  4.80%, 01/15/21, Ser. 2861,
             Class GS, IO, FRN +                                                             256,720
    795,000  5.00%, 04/15/22, Ser. 2751,
             Class AI, IO +                                                                   75,189
    633,751  5.00%, 10/15/23, Ser. 2781,
             Class PI, IO +                                                                   60,365
  3,410,279  4.65%, 02/15/34, Ser. 2813,
             Class SB, IO, FRN +                                                             328,345
    626,784  5.00%, 02/15/34, Ser. 2743,
             Class OZ +                                                                      624,638
             Federal National Mortgage
             Association,
$   160,000  4.50%, 11/25/22,
             Ser. 2003-19, Class JP +                                                 $      160,575
     74,135  5.75%, 06/25/29,
             Ser. 2002-57, Class DM +                                                         74,066
  1,326,819  4.68%, 10/25/31, Ser. 2004-61,
             Class TS, IO, FRN +                                                             102,829
             Government National
             Mortgage Association,
    291,411  5.50%, 04/20/25,
             Ser. 2004-46, Class IH, IO +                                                     21,486
    430,000  5.50%, 01/20/27,
             Ser. 2004-39, Class IM, IO +                                                     38,840
    686,761  5.50%, 10/20/27,
             Ser. 2004-44, Class PK, IO +                                                     74,331
    250,000  Granite Mortgages PLC
             (United Kingdom), 2.61%,
             09/20/44, Ser. 2004-3,
             Class 1A3, FRN +                                                                250,050
    149,146  Impac CMB Trust, 2.74%,
             03/25/35, Ser. 2004-10,
             Class 2A, FRN SUB+                                                              149,053
    468,868  Impac Secured Assets Corp.,
             2.82%, 12/25/34, Ser.
             2004-3, Class 1A4, FRN +                                                        469,038
    490,111  Indymac Index Mortgage
             Loan Trust, 2.86%, 09/25/34,
             Ser. 2004-AR7, Class A1, FRN +                                                  490,111
    226,981  Medallion Trust (Australia),
             2.51%, 05/25/35,
             Ser. 2004-1G, Class A1, FRN                                                     226,981
             RESI Finance LP (Cayman Islands),
    511,391  3.67%, 12/10/35,
             Ser. 2003-D, Class B3, FRN, #                                                   513,557
    167,186  3.87%, 12/10/35, Ser. 2003-D,
             Class B4, FRN, #                                                                167,885
    390,391  3.92%, 07/10/35, Ser. 2003-B,
             Class B3, FRN, #                                                                398,199
    530,864  3.77%, 09/10/35, Ser. 2003-C,
             Class B3, FRN, #                                                                540,155
     98,308  3.97%, 09/10/35, Ser. 2003-C,
             Class B4, FRN, #                                                                100,029

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             COLLATERALIZED MORTGAGE
             OBLIGATIONS -- CONTINUED
$   401,833  Residential Funding Mortgage
             Securities I, 6.25%, 01/25/32,
             Ser. 2002-S1, Class A4                                                   $      404,033
    215,398  RMAC (United Kingdom), 2.58%,
             12/12/20, Ser. 2004-NS1A,
             Class A1B, FRN, #                                                               215,398
     87,476  SACO I, Inc., 7.00%, 08/25/36,
             Ser. 1997-2, Class 1A5, # +                                                      87,804
             Washington Mutual,
    149,793  5.75%, 01/25/33,
             Ser. 2002-S8, Class 1A1                                                         149,980
    662,824  2.86%, 07/25/44,
             Ser. 2004-AR10, Class A1A, FRN                                                  664,791
    590,000  Wells Fargo Mortgage
             Backed Securities Trust,
             6.00%, 03/25/32,
             Ser. 2002-7, Class 2A6                                                          588,881
             ---------------------------------------------------------------------------------------
                                                                                          13,454,269
             ---------------------------------------------------------------------------------------

             MORTGAGE BACKED PASS-THROUGH SECURITIES -- 33.2%
  2,500,000  Federal Home Loan Mortgage
             Corp., 5.00%, 01/25/19, TBA                                                   2,540,234
             Federal National Mortgage
             Association,
  9,450,000  5.00%, 01/25/34, TBA                                                          9,379,125
  3,800,000  5.50%, 01/25/19, TBA                                                          3,927,656
  4,200,000  5.50%, 01/25/34, TBA                                                          4,263,000
  2,200,000  6.00%, 01/25/34, TBA                                                          2,274,250
  2,600,000  5.50%, 02/25/34, TBA                                                          2,633,313
  3,000,000  Government National
             Mortgage Association,
             6.00%, 01/15/34, TBA                                                          3,107,814
             ---------------------------------------------------------------------------------------
                                                                                          28,125,392
             ---------------------------------------------------------------------------------------
             Total Residential Mortgage Backed
             Securities (Cost $41,546,408)                                                41,579,661
             ---------------------------------------------------------------------------------------

             COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.1%
    185,000  Calwest Industrial Trust, 2.78%,
             02/15/12, Ser. 2002-CALW,
             Class AFL, FRN, # +                                                             185,485
$   199,512  CR, 6.70%, 08/10/14,
             Ser. 2000-ZC2, Class A4A, # +                                            $      214,476
    419,033  Goldman Sachs Mortgage
             Securities II, 2.55%, 11/15/15,
             Ser. 2003-FL6A, Class A1, FRN, # +                                              418,941
    112,445  LB Commercial Conduit Mortgage
             Trust, 7.11%, 10/15/32,
             Ser. 1999-C2, Class A1 +                                                        117,698
             ---------------------------------------------------------------------------------------
             Total Commercial Mortgage Backed
             Securities (Cost $932,607)                                                      936,600
             ---------------------------------------------------------------------------------------

             ASSET BACKED SECURITIES -- 24.8%
    575,000  American Express Credit
             Account Master Trust,
             2.90%, 02/15/12, Ser. 2004-C,
             Class C, FRN, # +                                                               576,617
             AmeriCredit Automobile
             Receivables Trust,
    165,000  2.75%, 10/06/07,
             Ser. 2003-CF, Class A3 +                                                        164,583
    420,000  2.55%, 12/06/07, Ser. 2003-DM,
             Class A3B, FRN +                                                                420,640
    100,000  2.98%, 07/06/09,
             Ser. 2004-DF, Class A3 +                                                         98,946
    270,000  3.48%, 05/06/10,
             Ser. 2003-CF, Class A4 +                                                        270,253
    225,000  2.84%, 08/06/10,
             Ser. 2003-DM, Class A4 +                                                        222,624
    335,000  Capital Auto Receivables
             Asset Trust, 1.96%, 01/15/09,
             Ser. 2003-2, Class A4A +                                                        326,345
             Capital One Auto Finance Trust,
    750,000  2.96%, 04/15/09,
             Ser. 2004-B, Class A3 +                                                         744,844
    125,000  3.18%, 09/15/10, Ser. 2003-B,
             Class A4 +                                                                      123,872
    300,000  2.50%, 03/15/11, Ser. 2004-A,
             Class A4, FRN +                                                                 300,000
             Capital One Master Trust,
    320,000  3.20%, 08/15/08, Ser. 2000-4,
             Class C, FRN, # +                                                               321,312
    500,000  4.60%, 08/17/09, Ser. 2001-8A,
             Class A +                                                                       510,207

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             ASSET BACKED SECURITIES -- CONTINUED
             Capital One Multi-Asset
             Execution Trust,
$   880,000  3.65%, 12/15/10, Ser. 2003-A,
             FRN, # +                                                                 $      909,700
    600,000  3.65%, 07/15/11, Ser. 2003-A4,
             Class A4 +                                                                      597,023
    255,000  Carmax Auto Owner Trust,
             3.07%, 10/15/10,
             Ser. 2003-2, Class A4 +                                                         252,818
             Citibank Credit Card Issuance Trust,
    440,000  3.51%, 03/20/08, Ser. 2003-C2,
             Class C2, FRN +                                                                 443,495
    545,000  2.50%, 04/07/08,
             Ser. 2003-A5, Class A +                                                         540,176
    500,000  2.88%, 06/25/09,
             Ser. 2002-B1, Class B1, FRN +                                                   501,871
    266,717  Citigroup Mortgage Loan
             Trust, Inc., 2.80%, 12/25/33,
             Ser. 2003-HE3, Class A, FRN +                                                   267,239
             Countrywide Asset-Backed
             Certificates,
    210,000  3.61%, 04/25/30, Ser. 2003-5,
             Class AF3 +                                                                     209,763
    190,000  5.41%, 01/25/34, Ser. 2003-5,
             Class MF1 +                                                                     193,470
    120,000  2.92%, 03/25/34, Ser. 2004-1,
             Class M1, FRN +                                                                 120,405
    100,000  2.97%, 03/25/34, Ser. 2004-1,
             Class M2, FRN +                                                                 100,289
    185,034  2.70%, 04/25/34, Ser. 2004-1,
             Class 3A, FRN +                                                                 185,250
    315,269  Countrywide Home Equity
             Loan Trust, 2.78%, 11/15/29,
             Ser. 2004-K, Class A2, FRN +                                                    315,614
    560,000  Daimler Chrysler Auto Trust,
             2.88%, 10/08/09,
             Ser. 2003-A, Class A4 +                                                         556,045
    225,000  Discover Card Master Trust I,
             2.34%, 05/18/10, Ser. 2004-2,
             Class A1, FRN +                                                                 225,000
    229,559  GE Corporate Aircraft Financing
             LLC, 2.51%, 08/25/11,
             Ser. 2004-1A, Class A1, FRN +                                                   229,536
$   325,000  Gracechurch Card Funding
             PLC (United Kingdom),
             2.28%, 11/16/09, Ser. 7,
             Class A, FRN +                                                           $      325,000
    225,000  GSAMP Trust, 2.76%, 11/25/34,
             Ser. 2004-OPT, Class A1, FRN +                                                  225,000
  1,125,000  Honda Auto Receivables Owner
             Trust, 2.79%, 03/16/09,
             Ser. 2003-4, Class A4 +                                                       1,111,030
    780,000  Household Automotive Trust,
             4.37%, 12/17/08, Ser. 2001-3,
             Class A4 +                                                                      784,313
    415,437  Household Mortgage
             Loan Trust, 2.76%, 01/20/34,
             Ser. 2004-HC1, Class A, FRN +                                                   415,245
             Long Beach Mortgage Loan Trust,
    367,155  2.74%, 07/25/33, Ser. 2003-3,
             Class A, FRN +                                                                  367,595
    342,753  2.76%, 08/25/33, Ser. 2003-4,
             Class AV3, FRN +                                                                343,205
    300,000  3.10%, 08/25/33, Ser. 2003-4,
             Class M1, FRN +                                                                 301,151
    391,321  2.72%, 02/25/34, Ser. 2004-1,
             Class A3, FRN                                                                   391,380
    190,000  2.92%, 02/25/34, Ser. 2004-1,
             Class M1, FRN                                                                   190,664
    125,000  2.97%, 02/25/34, Ser. 2004-1,
             Class M2, FRN                                                                   125,377
    250,000  2.68%, 07/25/34, Ser. 2004-3,
             Class A3, FRN                                                                   250,004
    250,000  2.99%, 07/25/34, Ser. 2004-3,
             Class M1, FRN                                                                   250,391
    155,000  M&I Auto Loan Trust, 2.97%,
             04/20/09, Ser. 2003-1, Class A4                                                 153,390
    275,000  MBNA Credit Card Master
             Note Trust, 3.55%, 12/15/13,
             Ser. 2001-C2, Class C2, FRN, #                                                  282,129
    255,000  Morgan Stanley Auto
             Loan Trust, 2.17%, 04/15/11,
             Ser. 2003-HB1, Class A2                                                         249,983
    260,000  Onyx Acceptance Grantor Trust,
             2.66%, 05/17/10,
             Ser. 2003-C, Class A4                                                           256,130

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             ASSET BACKED SECURITIES -- CONTINUED
             Option One Mortgage Loan Trust,
$   207,921  2.84%, 02/25/33, Ser. 2003-1,
             Class A2, FRN                                                            $      208,460
    134,807  2.74%, 07/01/33, Ser. 2003-5,
             Class A2, FRN                                                                   134,834
             Residential Asset Securities Corp.,
     95,744  2.67%, 07/25/32, Ser. 2002-KS4,
             Class AIIB, FRN                                                                  95,581
    248,181  2.71%, 07/25/33,
             Ser. 2003-KS5, Class AIIB, FRN                                                  248,183
    218,013  2.74%, 11/25/33,
             Ser. 2003-KS9, Class A2B, FRN                                                   218,095
             SLM Student Loan Trust,
  1,000,000  2.54%, 12/15/12,
             Ser. 2003-12, Class A2, FRN                                                   1,000,852
    905,000  2.99%, 12/15/22,
             Ser. 2003-11, Class A5, #                                                       903,932
    230,000  Triad Auto Receivables Owner
             Trust, 3.20%, 12/13/10,
             Ser. 2003-B, Class A4                                                           227,947
             Volkswagon Auto Loan
             Enhanced Trust,
    805,000  1.93%, 01/20/10, Ser. 2003-1,
             Class A4                                                                        784,891
    270,000  2.94%, 03/22/10, Ser. 2003-2,
             Class A4                                                                        266,953
             Wachovia Asset Securitization, Inc.,
    206,434  2.85%, 12/25/32,
             Ser. 2002-HE2, Class A, FRN                                                     206,897
    308,898  2.68%, 07/25/33,
             Ser. 2003-HE2, Class AII1, FRN                                                  308,898
    574,463  2.67%, 11/25/33,
             Ser. 2003-HE3, Class A, FRN                                                     573,147
    195,000  WFS Financial Owner Trust,
             3.15%, 05/20/11, Ser. 2003-4,
             Class A4                                                                        194,088
             ---------------------------------------------------------------------------------------
             Total Asset Backed Securities                                                21,122,682
             (Cost $21,228,680)
             ---------------------------------------------------------------------------------------
             Total Long Term Investments                                                 104,204,414
             (Cost $103,172,185)
             ---------------------------------------------------------------------------------------

UNITS        ISSUER                                                                            VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.0%

             OPTIONS -- 0.0% ^
          8  Call on U.S. Treasury Note,
             strike price of 112.00,
             expiring 01/21/05, European Style.                                       $        4,500
          8  Put on U.S. Treasury Note,
             strike price of 111.00,
             expiring 01/21/05, European Style.                                                2,250
          8  Put on U.S. Treasury Note,
             strike price of 112.00,
             expiring 01/21/05, European Style.                                                5,125
             ---------------------------------------------------------------------------------------
             Total Options                                                                    11,875
             (Cost $22,077)
             ---------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
----------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- 3.3%

             ASSET BACKED SECURITIES -- 3.0%
$ 1,075,000  Mont Blanc Capital Corp.,
             2.43%, 03/14/05 +                                                             1,070,012

  1,500,000  Scaldis Capital LLC, 2.43%,
             03/15/05 +                                                                    1,492,695
             ---------------------------------------------------------------------------------------
                                                                                           2,562,707
             ---------------------------------------------------------------------------------------

             FINANCIAL SERVICES -- 0.3%
    250,000  CC USA, Inc., 1.95%, 01/06/05 +                                                 249,915
             ---------------------------------------------------------------------------------------
             Total Commercial Paper                                                        2,812,622
             (Cost $2,812,316)
             ---------------------------------------------------------------------------------------

SHARES
----------------------------------------------------------------------------------------------------
             MONEY MARKET FUND -- 6.7%
  5,729,201  JPMorgan Prime Money
             Market Fund (a) +
             (Cost $5,729,201)                                                             5,729,201
             ---------------------------------------------------------------------------------------
              Total Short-Term Investments                                                 8,553,698
              (Cost $8,563,594)
             ---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 132.6%                                              $  112,758,112
             (COST $111,735,779)
             LIABILITIES IN EXCESS OF
             OTHER ASSETS -- (32.6)%                                                     (27,701,270)
             ---------------------------------------------------------------------------------------
              NET ASSETS -- 100.0%                                                    $   85,056,842
             ---------------------------------------------------------------------------------------

             Percentages indicated are based on net assets of $85,056,842

SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS

                                                                                      NOTIONAL             UNREALIZED
NUMBER OF                                                                             VALUE AT           APPRECIATION
CONTRACTS  DESCRIPTION                                         EXPIRATION DATE   12/31/04 (USD)   (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------------
           LONG FUTURES OUTSTANDING

44         EURO-BOBL                                               March, 2005   $  496,760,000   $            (26,933)
33         2 Year Treasury Notes                                   March, 2005      691,659,375                 (3,631)

           SHORT FUTURES OUTSTANDING

(15)       EURO-BUND                                               March, 2005     (177,885,000)                (1,522)
(19)       Eurodollar                                           December, 2006     (456,166,250)                12,024
(5)        Treasury Bonds                                          March, 2005      (56,250,000)                (2,479)
(59)       5 Year Treasury Notes                                   March, 2005     (646,234,375)                 8,322
(7)        10 Year Treasury Notes                                  March, 2005      (78,356,250)                  (118)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                        NET UNREALIZED
                                                  SETTLEMENT        SETTLEMENT         VALUE AT           APPRECIATION
           CONTRACTS TO SELL                            DATE       VALUE (USD)   12/31/04 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------------------
507,000                   EUR                        1/31/05   $       690,144   $      689,231   $                913

OPTIONS

UNITS   CALL OPTIONS WRITTEN                      VALUE
-------------------------------------------------------
(16)    Call Option on U.S. Treasury Note,
        strike price of 113.00,
        expiring 01/21/05, European Style.   $   (3,250)

        PUT OPTIONS WRITTEN                       VALUE
--------------------------------------------------------
(48)    Put Option on U.S. Treasury Note,
        strike price of 110.00,
        expiring 01/21/05, European Style.   $   (5,250)

SWAP CONTRACTS

                                                                                     UNDERLYING             UNREALIZED
                                                                                       NOTIONAL           APPRECIATION
DESCRIPTIONS                                                   EXPIRATION DATE            VALUE         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Swap -- price lock with Deutsche Bank AG, New York, on
30 Year FNMA, 5.50%, TBA 01/05, price less 100.81, the
Portfolio pays negative, receives positive.                           01/06/05   $    3,000,000   $             21,094

Swap -- price lock with Lehman Brothers Special Financing,
on 30 year FHLMC, 6.25%, TBA 01/05, price less 114.91, the
Portfolio pays negative, receives positive.                           01/14/05          685,000                 (2,110)

Swap -- interest rate swap with Deutsche Bank AG, New York,
the Portfolio pays 3 month LIBOR, receives semi-annually
5.22% on notional value.                                              01/14/05          725,000                 (1,151)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                     UNDERLYING             UNREALIZED
                                                                                       NOTIONAL           APPRECIATION
DESCRIPTIONS                                                   EXPIRATION DATE            VALUE         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Swap -- price lock with Citibank N.A., on U.S. Treasury
Note, 3.63%, 07/15/09, price less 100.19, the Portfolio pays
negative, receives positive.                                          01/18/05   $    1,820,000   $              1,021

Swap -- rate lock with Deutsche Bank AG, New York, on
10 Year Forward Interest Rate Swap, the Portfolio pays
negative, receives positive.                                          01/19/05        2,735,000                  5,193

Swap -- price lock with Deutsche Bank AG, New York, on
U.S. Treasury Note, 4.25%, 11/15/14, price less 100.29,
the Portfolio pays negative, receives positive.                       01/19/05        2,735,000                 (4,578)

Swap -- spread return with Bank of America N.A. on Bank of
America AAA 10 Year CMBS Index. The Portfolio pays negative,
receives positive.                                                    03/31/05        5,500,000                     --

Swap -- interest rate swap with Citibank N.A., the Portfolio pays monthly 1 month LIBOR, receives semi-annually 2.68% on
notional value.                                                       04/01/05      126,420,000                  3,363

Swap -- interest rate with Merrill Lynch Capital Services,
the Portfolio pays 1 month LIBOR, receives semi-annually
2.65% on notional value.                                              04/01/05      166,525,000                (15,204)

Swap -- spread return with Lehman Brothers Special Financing on Lehman AAA 8.5 Year CMBS Index. The Portfolio pays
negative, receives positive.                                          04/01/05        4,500,000                     --

Swap -- rate lock with Deutsche Bank AG, New York, on 5 Year
Forward Interest Rate Swap, the Portfolio pays negative,
receives positive.                                                    06/21/05        3,200,000                  6,913

Swap -- rate lock with Deutsche Bank AG, New York, on
30 year Forward Interest Rate Swap, the Portfolio pays
positive, receives negative.                                          06/21/05          900,000                 (4,220)

Swap -- Forward Rate Agreement with Merrill Lynch Capital
Services, the Portfolio pays 3 month LIBOR, receives 3.65%.           12/21/05       62,725,000                 39,435

Swap -- Forward Rate Agreement with Merrill Lynch Capital
Services, the Portfolio pays 3 month LIBOR, receives 3.42%.           03/15/06       44,000,000                (21,080)

Swap -- Forward Rate Agreement with Merrill Lynch Capital
Services, the Portfolio pays 4.24%, receives 3 month LIBOR.           06/21/06       62,725,000                (91,939)

Credit Default Contract with Morgan Stanley Capital
Services, the Portfolio receives semi-annual payment of
175 BPS times notional amount of Gazprom, 8.63%, 04/28/34.
Upon a defined credit event, the Portfolio pays notional
amount and takes receipt of a defined deliverable obligation.         12/20/06        3,000,000                    675

Credit default with Morgan Stanley Capital Services, the
Portfolio receives semi-annual payment of 95 BPS times
notional value of Russia Government International Bond,
5.00%, 03/31/30. Upon a defined credit event, the Portfolio
pays notional amount and takes receipt of a defined
deliverable obligation.                                               12/20/06        3,000,000                   (363)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                     UNDERLYING             UNREALIZED
                                                                                       NOTIONAL           APPRECIATION
DESCRIPTIONS                                                   EXPIRATION DATE            VALUE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Swap -- Forward Rate Agreement with Merrill Lynch Capital
Services, the Portfolio pays 3.96%, receives 3 month LIBOR.           03/21/07   $   44,000,000   $             (2,221)

Swap -- interest rate swap with Deutsche Bank AG, New York,
the Portfolio pays annually 4.60% on notional value,
receives quarterly 3 month LIBOR.                                     01/14/15        1,110,000                  3,342

Swap -- interest rate swap with Lehman Brothers Special
Financing, the Portfolio pays annually 4.63% on notional
value, receives quarterly 3 month LIBOR.                              01/14/15        1,030,000                  1,228

Swap -- interest rate with Lehman Brothers Special Financing, the Portfolio pays semi-annually 5.14% on notional value,
receives 3 month LIBOR.                                               07/15/32          740,000                  6,197

Swap -- interest rate swap with Lehman Brothers Special
Financing, the Portfolio pays quarterly 3 month LIBOR, receives
semi-annually 5.23% on notional value.                                01/14/35          725,000                    478

Abbreviations:

#              -- All or a portion of this security is a 144A or private
                  placement security and can only be sold to qualified institutional buyers.
@              -- Security is fully or partially segregated with brokers as initial margin for futures contracts.
+              -- All or a portion of this security is segregated for futures contracts, TBA, when issued, delayed delivery securities, options or swaps.
^              -- Amount rounds to less than 0.1%.
(a)            -- Affiliated. Money market fund registered under the Investment
                  Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(i)            -- Security is considered illiquid and may be difficult to sell.
EUR            -- Euro.
FHLMC          -- Federal Home Loan Mortgage Corporation.
FRN            -- Floating Rate Note. The rate shown is the rate in effect as of
                  December 31, 2004.
IO             -- Interest Only.
LIBOR          -- London Interbank Offered Rate.
MTN            -- Medium Term Note.
Regulation S   -- Securities registered under the Securities Act of 1933.
SDR            -- Step Down Rate. The dividend rate shown is the rate in effect as of December 31, 2004.
Ser.           -- Series.
SUB            -- Step-Up Bond. The rate shown is the rate in effect as of
                  December 31, 2004.
TBA            -- To be announced.
USD            -- United States Dollar.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

STATEMENT OF ASSETS
AND LIABILITIES                                          AS OF DECEMBER 31, 2004

ASSETS:
Investment non-affiliates, at value                                          $    107,028,911
Investment in affiliates, at value                                                  5,729,201
---------------------------------------------------------------------------------------------
Total investment securities, at value                                             112,758,112
---------------------------------------------------------------------------------------------
Receivables:
    Investment securities sold                                                     17,812,500
    Shares of beneficial interest sold                                                  3,655
    Interest and dividends                                                            634,936
    Unrealized gain on forward foreign
    currency contracts                                                                    913
    Unrealized appreciation on open
    swap contracts                                                                     88,939
---------------------------------------------------------------------------------------------
Total Assets                                                                      131,299,055
---------------------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Due to custodian                                                                   30,220
    Outstanding options written,
    at fair value                                                                       8,500
    Investment securities purchased                                                45,872,776
    Shares of beneficial interest
    redeemed                                                                            9,392
    Variation margin                                                                   57,212
    Unrealized depreciation on open
    swap contracts                                                                    142,866
Accrued liabilities:
    Investment advisory fees                                                           21,541
    Administration fees                                                                 8,760
    Custodian fees                                                                     11,788
    Trustees' fees                                                                        314
    Other                                                                              78,844
---------------------------------------------------------------------------------------------
Total Liabilities                                                                  46,242,213
---------------------------------------------------------------------------------------------
NET ASSETS:                                                                  $     85,056,842
---------------------------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                              $     79,805,398
Accumulated undistributed
(overdistributed) net investment income                                             2,838,868
Accumulated net realized gain (loss)
on investments, futures, foreign
exchange transactions, written options
and swaps                                                                           1,445,514
Net unrealized appreciation
(depreciation) of investments, futures
written options and swaps                                                             967,062
---------------------------------------------------------------------------------------------
Total Net Assets                                                             $     85,056,842
---------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
(no par value; unlimited number of
shares authorized):                                                                 6,990,382
Net asset value, redemption and
offering price per share:                                                    $          12.17
Cost of investments                                                          $    111,735,779
---------------------------------------------------------------------------------------------
Premium received from options written                                        $         20,276
---------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                                  FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Interest                                                                     $      3,171,905
Dividend                                                                               13,331
Dividend income from affiliated
investments*                                                                          105,439
Foreign taxes withheld                                                                   (958)
---------------------------------------------------------------------------------------------
Total investment income                                                             3,289,717
---------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                              259,303
Administration fees                                                                   105,505
Custodian fees                                                                         60,639
Interest expense                                                                           47
Printing and postage                                                                   42,435
Professional fees                                                                     113,513
Transfer agent fees                                                                    19,842
Trustees' fees                                                                         11,821
Other                                                                                  36,174
---------------------------------------------------------------------------------------------
Total expenses                                                                        649,279
---------------------------------------------------------------------------------------------
Less earnings credits                                                                     971
---------------------------------------------------------------------------------------------
    Net expenses                                                                      648,308
---------------------------------------------------------------------------------------------
Net investment income                                                        $      2,641,409
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                              $      2,052,013
    Futures                                                                          (276,564)
    Foreign exchange contracts                                                        (20,584)
    Written Options                                                                  (636,434)
    Swaps                                                                             579,687
Change in net unrealized
appreciation/depreciation of:
    Investments                                                                      (333,351)
    Futures                                                                            36,606
    Foreign currency translations                                                       1,218
    Written options                                                                   (19,913)
    Swaps                                                                            (463,500)
---------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments, futures, foreign
exchange transactions, written options
and swaps                                                                             919,178
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                              $      3,560,587
---------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory and
    administration fees :                                                    $         11,815
---------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                                          FOR THE PERIODS INDICATED

                                                                     YEAR ENDED          YEAR ENDED
                                                                       12/31/04            12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                          $      2,641,409    $      3,035,901
Net realized gain (loss) on investments,
futures, foreign exchange transactions,
written options and swaps                                             1,698,118           1,782,113
Change in net unrealized appreciation/
depreciation of investments, futures,
foreign currency translations, written
options and swaps                                                      (778,940)         (1,312,798)
---------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                   3,560,587           3,505,216
---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                                (3,051,559)         (3,143,025)
Net realized gain on investment
transactions                                                         (1,618,282)         (2,220,960)
Total distributions to shareholders                                  (4,669,841)         (5,363,985)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS :
Proceeds from shares issued                                          19,942,979          30,345,800
Dividends reinvested                                                  4,669,841           5,363,985
Cost of shares redeemed                                             (30,141,568)        (38,341,570)
---------------------------------------------------------------------------------------------------
    Increase (decrease) from
    capital share transactions                                       (5,528,748)         (2,631,785)
---------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                                       (6,638,002)         (4,490,554)
---------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                  91,694,844          96,185,398
---------------------------------------------------------------------------------------------------
End of period                                                  $     85,056,842    $     91,694,844
---------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $      2,838,868    $      3,051,541
---------------------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                                1,636,414           2,454,288
Reinvested                                                              401,187             439,676
Redeemed                                                             (2,476,658)         (3,135,541)
---------------------------------------------------------------------------------------------------
    Change in Shares                                                   (439,057)           (241,577)
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

JPMorgan Bond Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996 the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Funds' advisor, JP Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

The Portfolio may invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2004, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2004, the Portfolio had outstanding forward foreign currency exchange contracts as listed on its Portfolio of Investments.

E. WRITTEN OPTIONS -- When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised the premium reduces the cost basis of the security.

The Portfolio writes options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Portfolio to unlimited risk of loss. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of December 31, 2004, the Portfolio had written options contracts outstanding as listed on its Portfolio of Investments.

Transactions in options written during the year ended December 31, 2004, were as follows:

                                                       NUMBER OF        PREMIUMS
                                                           UNITS        RECEIVED
Options outstanding at December 31, 2003              (26,400,000)     $ 102,619
Options written                                      (139,900,016)       771,334
Options terminated in closing purchase transactions   166,299,952       (853,677)
Options outstanding at December 31, 2004                      (64)     $  20,276

F. SWAPS -- The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Swap transactions present risk of loss in excess of the related amounts included in the Statement of Assets & Liabilities. As of December 31, 2004, the Portfolio had outstanding swap agreements as listed on its Portfolio of Investments.

G. COMMITMENTS -- The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

H. DOLLAR ROLLS -- The Portfolio may enter into dollar rolls, principally using To Be Announced (TBA), in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolio had TBA Dollar Rolls outstanding as of December 31, 2004, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and

Liabilities. The Portfolio segregates assets with a current value at least equal to the amount of their TBA Dollar Rolls.

I. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

J. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

K. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

L. FEDERAL INCOME TAXES -- The Portfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

M. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which it invests.

N. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                                                                                ACCUMULATED         ACCUMULATED
                                                                              UNDISTRIBUTED        NET REALIZED
                                                                          (OVERDISTRIBUTED)         GAIN (LOSS)
                                                  PAID-IN-CAPITAL     NET INVESTMENT INCOME      ON INVESTMENTS
                                                       $       --              $    197,477        $   (197,477)

The reclassification of the portfolio primary relates to the character for tax purposes of distribution, paydown gains and losses, swap and futures payments and foreign currency gains and losses.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay JPMorgan Chase Bank ("JPMCB" or the "Administrator") a fee of 0.45% of the average daily net assets of the Portfolio. Under the agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

None of the Portfolio's service providers expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

C. DISTRIBUTOR -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of each Portfolio's shares. JPMFD receives no compensation in its capacity as the Portfolio's underwriter.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement. Interest expense paid to the Custodian related to over-drafts are presented as Interest expense in the Statement of Operations.

E. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2004, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

F. SUBSEQUENT CHANGES -- After considering management's recommendations, the Board of Trustees approved, and the Portfolio entered into, a Distribution

Agreement with JPMorgan Distribution Services, Inc. ("JPMDS") and an Administration Agreement with JPMorgan Funds Management, Inc. ("JPMFM"). JPMDS and JPMFM are both indirect, wholly-owned subsidiaries of JPMorgan Chase & Co. The agreements are effective February 19, 2005, and the fees charged to the Portfolio under the agreements are subject to the same fee structure as those paid to the prior service providers.

Beginning in mid-2005, JPMCB will serve as the Portfolio's sub-administrator. For its services as sub-administrator, JPMCB will receive a portion of the fees payable to JPMFM as Administrator.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                                                   PURCHASES            SALES        PURCHASES            SALES
                                             (EXCLUDING U.S.  (EXCLUDING U.S.          OF U.S.          OF U.S.
                                                 GOVERNMENT)      GOVERNMENT)       GOVERNMENT       GOVERNMENT
                                               $  64,068,595   $   57,487,473    $ 466,117,832    $ 465,867,082

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2004, were as follows:

                                                                        GROSS            GROSS   NET UNREALIZED
                                                   AGGREGATE       UNREALIZED       UNREALIZED     APPRECIATION
                                                        COST     APPRECIATION     DEPRECIATION   (DEPRECIATION)
                                              $  111,750,682     $  1,345,488    $    (338,058)    $  1,007,430

The tax character of distributions paid during the year ended December 31, 2004 and December 31, 2003 respectively were as follows:

                                                                     ORDINARY        LONG-TERM            TOTAL
                                                                       INCOME     CAPITAL GAIN    DISTRIBUTIONS
December 31, 2004                                               $   3,899,145     $    770,696     $  4,669,841
December 31, 2003                                                   4,795,858          568,127        5,363,985

At December 31, 2004, the tax components of capital were as follows:

Current distributable ordinary income                                                              $  4,336,414
Current distributable long-term capital
gain or (tax basis capital loss carryover)                                                         $     80,386
Unrealized appreciation (depreciation)                                                             $    935,555

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily related to wash sales, the mark to market of forward foreign currency and the mark to market of future and options. The cumulative timing difference account primarily consists of post - October loss deferrals and straddle loss deferrals.

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio has incurred $94,781 post-October currency losses.

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement was terminated on February 18, 2005.

The Portfolio had no borrowings outstanding at December 31, 2004, nor at anytime during the year then ended.

7. CONCENTRATIONS AND INDEMNIFICATION

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

As of December 31, 2004, there were two unitholders of record who each owned 28% of the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnification. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co. Effective November 15, 2004, the bank name changed to JPMorgan Chase Bank, National Association.

JPMORGAN BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                   2004         2003         2002         2001        2000
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $    12.34   $    12.54   $    11.61   $    11.65   $    11.23
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                      0.41         0.39         0.40         0.63         0.65
    Net gains or losses on securities
    (both realized and unrealized)                    0.09         0.07         0.62         0.17         0.52
--------------------------------------------------------------------------------------------------------------
    Total from investment operations                  0.50         0.46         1.02         0.80         1.17
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income              0.44         0.39         0.09         0.73         0.75
    Distributions from capital gains                  0.23         0.27           --         0.11           --
--------------------------------------------------------------------------------------------------------------
    Total distributions                               0.67         0.66         0.09         0.84         0.75
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    12.17   $    12.34   $    12.54   $    11.61   $    11.65
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          4.29%        3.72%        8.80%        6.92%       10.54%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)    $   85,057   $   91,695   $   96,185   $   81,524   $   78,678
RATIOS TO AVERAGE NET ASSETS:
    Net expenses                                      0.75%        0.75%        0.75%        0.75%        0.75%
    Net investment income (loss)                      3.06%        2.98%        3.49%        5.37%        5.98%
    Expenses without reimbursements and
    earnings credits                                  0.75%        0.75%        0.75%        0.75%        0.75%
    Net investment income (loss) without
    reimbursements and earnings credits               3.06%        2.98%        3.49%        5.37%        5.98%
PORTFOLIO TURNOVER RATE                                544%         545%         608%         421%         565%
--------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN BOND PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Bond Portfolio (one of the Series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2004
(Unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2004, and continued to hold your shares at the end of the reporting period, December 31, 2004.

ACTUAL EXPENSES

For the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                              EXPENSES PAID
                                           BEGINNING             ENDING       DURING PERIOD
                                      ACCOUNT VALUE,     ACCOUNT VALUE,           JULY 1 TO        ANNUALIZED
                                        JULY 1, 2004  DECEMBER 31, 2004   DECEMBER 31, 2004*    EXPENSE RATIO
BOND PORTFOLIO
     Actual period return                  $   1,000          $   1,047           $    3.86              0.75%
     Hypothetical                          $   1,000          $   1,021           $    3.81              0.75%

* Expenses are equal to the Portfolio's annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

JPMORGAN BOND PORTFOLIO

TRUSTEE, OFFICER AND TAX LETTER INFORMATION (UNAUDITED)

TRUSTEE AND OFFICER -- The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                                                                 NUMBER OF
                                 PRINCIPAL                       JPMORGAN
NAME (YEAR OF BIRTH);            OCCUPATION(S)                   PORTFOLIOS/FUNDS
POSITIONS WITH THE               DURING PAST                     OVERSEEN BY           OTHER DIRECTORSHIPS HELD OUTSIDE
PORTFOLIOS (SINCE)               5 YEARS                         TRUSTEE               JPMORGAN FUNDS COMPLEX
----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Cheryl Ballenger (1956);         Mathematics Teacher,            11                    None
Chairperson (since 2004)         Vernon Hills High School
and Trustee (since 2002)         (August 2004-Present);
                                 Mathematics Teacher,
                                 Round Lake High School
                                 (2003-2004) and formerly
                                 Executive Vice President and
                                 Chief Financial Officer,
                                 Galileo International Inc.
                                 (travel technology)

Jerry B. Lewis* (1939);          Retired; formerly President,    11                    None
Trustee (since 2004)             Lewis Investments Inc.
                                 (registered investment
                                 adviser); previously, various
                                 managerial and executive
                                 positions at Ford Motor
                                 Company (Treasurer's Office,
                                 Controller's Office, Auditing
                                 and Corporate Strategy)

John R. Rettberg (1937);         Retired; formerly Corporate     11                    None
Trustee (since 1996)             Vice President and Treasurer,
                                 Northrop Grumman
                                 Corporation (defense
                                 contractor)

Kenneth Whipple, Jr.             Chairman (1999-Present) and     11                    Director of AB Volvo and Korn Ferry
(1934); Trustee (since           CEO (1999-2004), CMS                                  International (executive recruitment)
1996)                            Energy

INTERESTED TRUSTEES

John F. Ruffle** (1937);         Retired; formerly Vice          11                    Trustee of John Hopkins University,
Trustee (since 1996)             Chairman, J.P. Morgan                                 Director of Reckson Associates Realty
                                 Chase & Co. Inc. and Morgan                           Corp. and American Shared Hospital
                                 Guaranty Trust Co. of NY                              Services

 *   Effective December 15, 2004, Jerry B. Lewis became a Trustee.

** The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

The names of the officers of the Portfolios, together with their year of birth, information regarding their positions held with the Portfolios and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                                            PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                                         DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
George C.W. Gatch (1962),                                      Managing Director, JPMIM, CEO and President of the J.P. Morgan and
President (2001)                                               One Group Funds. An employee since 1986, Mr. Gatch leads the firm's
                                                               U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi
                                                               Kangyo Bank. Prior to working in Japan, Mr. Gatch established
                                                               JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),                                        Chief Operating Officer, JPMorgan Funds (August 2004 to present)
Senior Vice President (2004)**                                 and One Group Mutual Funds from November 2001 until present. From
                                                               October 1999 to present, Vice President and Treasurer, One Group
                                                               Administrative Services, Inc., and Vice President and Treasurer,
                                                               One Group Dealer Services, Inc.

Patricia A. Maleski (1960),                                    Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds and
Vice President and Chief Administrative Officer (2004)         Head of Funds Administration and Board Liaison. Prior to joining
                                                               J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice President
                                                               of Finance for the Pierpont Group, Inc., a service provider to the
                                                               Board of Directors/Trustees of the JPMorgan Funds.

Stephen M. Benham (1959),                                      Vice President and Assistant General Counsel, JPMIM since 2004;
Secretary (2004)                                               Vice President (Legal Advisory) of Merrill Lynch Investment
                                                               Managers, L.P. from 2000 to 2004; Attorney associated with
                                                               Kirkpatrick & Lockhart LLP from 1997 to 2000.

Stephanie J. Dorsey (1969),                                    Director of Mutual Fund Administration, One Group Administrative
Treasurer (2004)**                                             Services, since January 2004; Ms. Dorsey worked for Bank One
                                                               Corporation (now known as JPMorgan Chase & Co.) from January 2003 to January 2004; Prior to joining Bank One Corporation, she was a
                                                               Senior Manager at PricewaterhouseCoopers LLP from September 1992 through December 2002.

Elizabeth A. Davin (1964),                                     From September 2004 to present, Senior Counsel, JPMorgan Chase &
Assistant Secretary (2004)**                                   Co.; Prior to that Ms. Davin was Assistant General Counsel and then
                                                               Associate General Counsel and Vice President, Gartmore Global
                                                               Investments, Inc. from July 1999 to August 2004.

Jessica K. Ditullio (1962),                                    From August 1990 to present, various attorney positions for Bank
Assistant Secretary (2004)**                                   One Corporation (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),                                        From October 1999 to present, Director, Mutual Fund Administration,
Assistant Secretary (2004)**                                   One Group Administrative Services, Inc. and Senior Project Manager,
                                                               Mutual Funds, One Group Dealer Services, Inc. From July 1999 to
                                                               October 1999, Project Manager, One Group, Banc One Investment
                                                               Advisors Corporation.

Avery P. Maher (1945),                                         Vice President and Assistant General Counsel, JPMIM since 2004;
Assistant Secretary (2004)                                     Second Vice President and Assistant Secretary of John Hancock
                                                               Advisers, LLC from July 1992 through September 2004.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                                            PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                                         DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Alaina Metz (1967),                                            From June 1995 to present, Vice President, BISYS Fund Service Inc.
Assistant Secretary (2001)*

Martin R. Dean (1963),                                         Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Arthur A. Jensen (1966),                                       Vice President of Financial Services of BISYS Fund Services, Inc.,
Assistant Treasurer (2001)*                                    since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965),                                   Vice President, JPMIM; Mr. Walsh manages all aspects of
Assistant Treasurer (2004)                                     institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds,
                                                               3(c)(7) funds, hedge funds and LLC products. Prior to joining
                                                               JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual
                                                               Fund Administration at Prudential Investments.

Paul M. DeRusso (1954),                                        Vice President, JPMIM; Manager of the Budgeting and Expense Group
Assistant Treasurer (2001)                                     of the Funds Administration Group.

Mary D. Squires (1955),                                        Vice President, JPMIM; Ms. Squires has held numerous financial and
Assistant Treasurer (2001)                                     operations positions supporting the J.P. Morgan Chase organization complex.

Stephen M. Ungerman (1953),                                    Vice President, JPMIM; Previously, head of Fund Administration -
Chief Compliance Officer (2004)                                Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co., in 2000, he held a number of senior positions in Prudential Financial's asset and management business, including Associate General Counsel,
                                                               Tax Director and Co-head of Fund Administration Department.
                                                               Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

 * The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER -- The Portfolio distributed long-term capital gains in the amount of $770,696.

JPMORGAN BOND PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Series Trust II (the "Trust") was held on December 15, 2004, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect five (5) Trustees. A majority of the shareholders of the Trust approved the election of each Trustee by the following votes:

                                                        AFFIRMATIVE    NEGATIVE
Cheryl Ballenger                                         18,134,898    1,177,969
Jerry B. Lewis                                           18,170,304    1,142,562
John R. Rettberg                                         18,147,693    1,165,173
John F. Ruffle                                           18,155,271    1,157,595
Kenneth Whipple, Jr.                                     18,149,263    1,163,603

To ratify and approve the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the Trust's fiscal year ending December 31, 2004. A majority of the shareholders of the Trust ratified and approved the selection of PricewaterhouseCoopers LLP by the following votes:

                                                        AFFIRMATIVE    NEGATIVE
J.P. Morgan Series Trust II                              18,119,894    1,192,972

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Portfolio's website at www.jpmorgan.com. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

 JPMorgan Funds Fulfillment Center                                 PRSRT STD
        6112 W. 73rd Street                                      U.S. POSTAGE
       Bedford Park, IL 60638                                        PAID
                                                                  PERMIT 289
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2005 All rights reserved.


                                                                      AN-BP-1204

ANNUAL REPORT DECEMBER 31, 2004


JPMORGAN FUNDS

INTERNATIONAL EQUITY PORTFOLIO


[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                                             1

JPMorgan International Equity Portfolio
Portfolio Commentary                                                           2

Portfolio of Investments                                                       5

Financial Statements                                                           8

Notes to Financial Statements                                                 11

Financial Highlights                                                          17

IMPORTANT FUND FAMILY UPDATE
As shareholders of the JPMorgan Funds, we hope you share our enthusiasm regarding our 'new' fund family resulting from the successful integration of the former JPMorgan Funds and One Group Funds, effective February 19, 2005. Over the next few weeks and months, you will be hearing more about our integration, and our newly combined fund family. As we continue to integrate the two organizations our dedication to our investors remains steadfast.

HIGHLIGHTS

-  Exceptional year for dollar investors in international equities

-  Strong corporate profit growth across world markets

-  Weak dollar makes material contribution to gains

-  Stock selection opportunities in premium growth companies

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

PRESIDENT'S LETTER    JANUARY 19, 2005

[PHOTO OF GEORGE C.W. GATCH]

"Although there were concerns for much of the year about high oil prices, the sustainability of global economic recovery and rising US interest rates, economic news was broadly optimistic."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan International Equity Portfolio. In the following pages, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2004, along with a report from the Portfolio Manager.

YEAR-END RALLY BRINGS 2004 TO A POSITIVE CLOSE
A clear outcome to the U.S. presidential election and a fall in the price of oil were the catalysts for a substantial year-end equity market rally, bringing 2004 to a highly profitable close for international equity investors. International equity markets, as measured by the MSCI EAFE Index, rose by more than 15% in the final quarter, taking full-year 2004 gains to a little over 20%. For the year as a whole, the greatest gains in U.S. dollar terms occurred in continental European and U.K. equity markets, although Japan and the rest of Asia also made significant progress.

However, the rally was not just sentiment driven. Although there were concerns for much of the year about high oil prices, the sustainability of global economic recovery and rising U.S. interest rates, economic news was broadly optimistic. Corporate profit growth was strong across the world, even in countries with sluggish economic growth. In Asia, the economies of China and Southeast Asia grew rapidly, while Japan showed signs of emerging hesitantly from more than a decade of stagnation. In Europe, business activity continued to be robust in the U. K., but growth was slow in such countries as Germany.

WEAK DOLLAR MAGNIFIES RETURNS
The slide in the dollar against other major world currencies magnified returns for U.S. investors in international assets. As the year progressed, currency traders increasingly sold dollars, taking the view that the U.S. budget and current account deficits were unsustainably high. The fall accelerated in the final months of the year, following George W. Bush's re-election. Its impact was greatest in continental Europe and Japan, as the euro and the yen appreciated most against the dollar. In some markets, the currency effect accounted for more than a third of U.S. investors' gains in the in the fourth quarter.

OUTLOOK
While the outlook for global growth in 2005 is not as positive as in 2004, we believe that corporate profits are likely to grow and that equity valuations are still attractive. But with earnings growth harder to find, and valuations scarcely differentiating between high- and low-return companies, we believe we have an opportunity to add value through identifying premium growth companies. By geography, we find equities most attractively valued outside the U.S., and believe that non-Japan Asia will have the fastest growth.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

AS OF DECEMBER 31, 2004                                              (Unaudited)

PORTFOLIO FACTS

        Portfolio Inception                        1/3/95
        Fiscal Year End                       DECEMBER 31
        Net Assets as of 12/31/2004          $ 71,012,961
        Primary Benchmark                 MSCI EAFE INDEX

Q: HOW DID THE PORTFOLIO PERFORM?

A: The JPMorgan International Equity Portfolio, which seeks long-term capital appreciation through investing in international stocks, rose by 18.4% in the year ended December 31, 2004. This compares with appreciation of 20.3% in the MSCI EAFE Index.

Q: WHY DID THE PORTFOLIO PERFORM IN THIS WAY?

A: In a positive year for international equity markets, the Porfolio achieved strong absolute returns, although it trailed its MSCI EAFE Index benchmark. The shortfall against the benchmark was almost entirely due to two factors - holding a small amount of cash in a rising market, and holding a Russian oil company at a time of a surprise state intervention. But for this, performance was only marginally behind the benchmark.

   Stock selection was particularly strong in Europe, with French stocks making the greatest contributions to performance. French building materials company Imerys was the Fund's single best performer, gaining from buoyant construction activity. In the pharmaceutical sector, Aventis achieved considerable stock price gains ahead of being acquired by rival Sanofi-Synthelabo at a premium to the market price. Among other continental European countries, Italy's ENI oil company appreciated in sympathy with rising crude prices. Dutch-Belgian financial services group Fortis rose, mainly due to the excellent performance of its non-life insurance business.

   In the U. K., Wolseley, the world's biggest plumbing and heating distributor, was another strong performer. Higher commodity prices and booming activity in the U.S. housing market helped its profits to rise. British Land, the country's second-largest property company, gained from soaring commercial property prices. And household products company Reckitt Benckiser achieved significant profit growth, maintaining its margins in spite of rising raw material costs.

   Relative to the benchmark, the greatest loss occurred in Russia, where the Portfolio's only holding was Yukos, the oil company. Yukos fell in value after the majority of its assets were renationalized. Elsewhere, being underweight in Australia detracted from performance at a time when strong economic growth and corporate profit growth drove considerable market gains. Another detractor was an overweight position in Nokia, the Finnish mobile phone company, which lost market share during the year, due to gaps in its product range.

Q: HOW WAS THE PORFOLIO MANAGED?

A: As always, the Portfolio focused on stock selection to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. In a year when many companies reported strong earnings growth, it was important to avoid buying stocks at excessive valuations at what may be the peak of the current earnings cycle.

                                                  ANNUAL REPORT DECEMBER 31 2004

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                               25.0%
Japan                                        19.8%
France                                       11.9%
Switzerland                                  11.4%
Germany                                       5.5%
The Netherlands                               5.1%
Italy                                         4.7%
Hong Kong                                     3.1%
Spain                                         2.6%
South Korea                                   2.2%
Belgium                                       2.0%
Brazil                                        1.3%
Finland                                       1.2%
Australia                                     1.1%
Other (below 1.0%)                            3.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Total SA (France)                         4.3%

 2. ENI-Ente Nazionale
    Idrocarburi SPA (Italy)                   3.5%

 3. Vodafone Group PLC
    (United Kingdom)                          3.4%

 4. HSBC Holdings PLC
    (Hong Kong Registered
    Shares) (United Kingdom)                  2.8%

 5. GlaxoSmithKline PLC
    (United Kingdom)                          2.7%

 6. UBS AG (Switzerland)                      2.2%

 7. Novartis AG (Switzerland)                 2.1%

 8. Tesco PLC (United Kingdom)                1.9%

 9. Barclays PLC
    (United Kingdom)                          1.9%

10. Nestle SA
    (Switzerland)                             1.8%

Top 10 equity holdings comprised 26.6% ($18,578,576) of the Portfolio's market value of investments. As of December 31, 2004, the Fund held 86 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                            SINCE
                                                                        INCEPTION
                                      1 YEAR    3 YEARS     5 YEARS      (1/3/95)
                                 ------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO         18.37%      8.60%      (2.71%)        5.28%

[CHART]

LIFE OF PORTFOLIO PERFORMANCE (1/3/95 TO 12/31/04)

               JPMORGAN INTERNATIONAL     MSCI EAFE      LIPPER VARIABLE ANNUITY
               EQUITY PORTFOLIO           INDEX          INTERNATIONAL FUNDS AVERAGE
 3-Jan-95                    $ 10,000      $ 10,000                         $ 10,000
31-Jan-95                    $  9,850      $ 10,000                         $ 10,000
28-Feb-95                    $  9,640      $  9,971                         $ 10,040
31-Mar-95                    $ 10,160      $ 10,593                         $ 10,325
30-Apr-95                    $ 10,430      $ 10,991                         $ 10,677
31-May-95                    $ 10,321      $ 10,861                         $ 10,807
30-Jun-95                    $ 10,231      $ 10,671                         $ 10,855
31-Jul-95                    $ 10,911      $ 11,335                         $ 11,418
31-Aug-95                    $ 10,582      $ 10,904                         $ 11,230
30-Sep-95                    $ 10,752      $ 11,116                         $ 11,431
31-Oct-95                    $ 10,601      $ 10,817                         $ 11,228
30-Nov-95                    $ 10,802      $ 11,118                         $ 11,350
31-Dec-95                    $ 11,238      $ 11,566                         $ 11,682
31-Jan-96                    $ 11,383      $ 11,613                         $ 11,962
29-Feb-96                    $ 11,446      $ 11,653                         $ 12,057
31-Mar-96                    $ 11,601      $ 11,900                         $ 12,261
30-Apr-96                    $ 11,871      $ 12,246                         $ 12,652
31-May-96                    $ 11,850      $ 12,021                         $ 12,662
30-Jun-96                    $ 12,006      $ 12,088                         $ 12,750
31-Jul-96                    $ 11,633      $ 11,735                         $ 12,310
31-Aug-96                    $ 11,747      $ 11,761                         $ 12,497
30-Sep-96                    $ 12,058      $ 12,074                         $ 12,738
31-Oct-96                    $ 12,161      $ 11,951                         $ 12,696
30-Nov-96                    $ 12,659      $ 12,426                         $ 13,242
31-Dec-96                    $ 12,719      $ 12,266                         $ 13,311
31-Jan-97                    $ 12,525      $ 11,837                         $ 13,284
28-Feb-97                    $ 12,699      $ 12,031                         $ 13,485
31-Mar-97                    $ 12,827      $ 12,074                         $ 13,520
30-Apr-97                    $ 12,938      $ 12,138                         $ 13,532
31-May-97                    $ 13,423      $ 12,928                         $ 14,302
30-Jun-97                    $ 14,040      $ 13,641                         $ 14,941
31-Jul-97                    $ 14,492      $ 13,862                         $ 15,366
31-Aug-97                    $ 13,533      $ 12,826                         $ 14,296
30-Sep-97                    $ 14,383      $ 13,544                         $ 15,203
31-Oct-97                    $ 13,159      $ 12,503                         $ 14,117
30-Nov-97                    $ 13,103      $ 12,375                         $ 14,034
31-Dec-97                    $ 13,411      $ 12,483                         $ 14,139
31-Jan-98                    $ 13,614      $ 13,053                         $ 14,469
28-Feb-98                    $ 14,360      $ 13,891                         $ 15,432
31-Mar-98                    $ 14,942      $ 14,319                         $ 16,244
30-Apr-98                    $ 15,158      $ 14,432                         $ 16,501
31-May-98                    $ 14,785      $ 14,362                         $ 16,562
30-Jun-98                    $ 14,546      $ 14,471                         $ 16,459
31-Jul-98                    $ 14,665      $ 14,617                         $ 16,658
31-Aug-98                    $ 12,201      $ 12,806                         $ 14,318
30-Sep-98                    $ 11,602      $ 12,413                         $ 13,788
31-Oct-98                    $ 13,027      $ 13,706                         $ 14,825
30-Nov-98                    $ 13,720      $ 14,408                         $ 15,591
31-Dec-98                    $ 14,045      $ 14,976                         $ 16,084
31-Jan-99                    $ 14,246      $ 14,931                         $ 16,280
28-Feb-99                    $ 13,819      $ 14,575                         $ 15,876
31-Mar-99                    $ 14,592      $ 15,183                         $ 16,453
30-Apr-99                    $ 15,294      $ 15,798                         $ 17,229
31-May-99                    $ 14,852      $ 14,985                         $ 16,540
30-Jun-99                    $ 15,671      $ 15,569                         $ 17,415
31-Jul-99                    $ 16,086      $ 16,031                         $ 17,913
31-Aug-99                    $ 16,247      $ 16,091                         $ 18,069
30-Sep-99                    $ 16,313      $ 16,253                         $ 18,165
31-Oct-99                    $ 16,743      $ 16,863                         $ 18,819
30-Nov-99                    $ 17,546      $ 17,448                         $ 20,394
31-Dec-99                    $ 19,194      $ 19,015                         $ 22,902
31-Jan-00                    $ 18,042      $ 17,807                         $ 21,759
29-Feb-00                    $ 18,681      $ 18,286                         $ 23,348
31-Mar-00                    $ 18,778      $ 18,996                         $ 23,511
30-Apr-00                    $ 17,967      $ 17,997                         $ 21,969
31-May-00                    $ 17,591      $ 17,557                         $ 21,222
30-Jun-00                    $ 18,441      $ 18,244                         $ 22,198
31-Jul-00                    $ 17,884      $ 17,480                         $ 21,448
31-Aug-00                    $ 18,175      $ 17,632                         $ 21,847
30-Sep-00                    $ 17,132      $ 16,773                         $ 20,599
31-Oct-00                    $ 16,437      $ 16,377                         $ 19,856
30-Nov-00                    $ 15,658      $ 15,763                         $ 18,885
31-Dec-00                    $ 16,155      $ 16,323                         $ 19,559
31-Jan-01                    $ 16,212      $ 16,314                         $ 19,692
28-Feb-01                    $ 15,017      $ 15,091                         $ 18,174
31-Mar-01                    $ 13,807      $ 14,084                         $ 16,765
30-Apr-01                    $ 14,750      $ 15,063                         $ 17,922
31-May-01                    $ 14,560      $ 14,531                         $ 17,429
30-Jun-01                    $ 14,121      $ 13,937                         $ 16,805
31-Jul-01                    $ 13,537      $ 13,683                         $ 16,326
31-Aug-01                    $ 13,434      $ 13,337                         $ 15,897
30-Sep-01                    $ 11,916      $ 11,986                         $ 14,185
31-Oct-01                    $ 12,296      $ 12,293                         $ 14,583
30-Nov-01                    $ 12,850      $ 12,747                         $ 15,186
31-Dec-01                    $ 13,062      $ 12,822                         $ 15,400
31-Jan-02                    $ 12,413      $ 12,141                         $ 14,745
28-Feb-02                    $ 12,325      $ 12,226                         $ 14,826
31-Mar-02                    $ 13,004      $ 12,887                         $ 15,602
30-Apr-02                    $ 13,162      $ 12,972                         $ 15,650
31-May-02                    $ 13,384      $ 13,137                         $ 15,771
30-Jun-02                    $ 12,657      $ 12,614                         $ 15,129
31-Jul-02                    $ 11,279      $ 11,369                         $ 13,621
31-Aug-02                    $ 11,368      $ 11,343                         $ 13,559
30-Sep-02                    $ 10,020      $ 10,125                         $ 12,100
31-Oct-02                    $ 10,642      $ 10,669                         $ 12,739
30-Nov-02                    $ 11,205      $ 11,153                         $ 13,291
31-Dec-02                    $ 10,672      $ 10,778                         $ 12,828
31-Jan-03                    $ 10,138      $ 10,329                         $ 12,320
28-Feb-03                    $  9,871      $ 10,092                         $ 11,989
31-Mar-03                    $  9,575      $  9,894                         $ 11,755
30-Apr-03                    $ 10,544      $ 10,864                         $ 12,894
31-May-03                    $ 11,173      $ 11,522                         $ 13,704
30-Jun-03                    $ 11,412      $ 11,801                         $ 13,993
31-Jul-03                    $ 11,651      $ 12,087                         $ 14,332
31-Aug-03                    $ 11,905      $ 12,378                         $ 14,720
30-Sep-03                    $ 12,174      $ 12,759                         $ 15,053
31-Oct-03                    $ 12,713      $ 13,554                         $ 15,971
30-Nov-03                    $ 13,146      $ 13,855                         $ 16,297
31-Dec-03                    $ 14,133      $ 14,937                         $ 17,400
31-Jan-04                    $ 14,402      $ 15,148                         $ 17,732
29-Feb-04                    $ 14,761      $ 15,498                         $ 18,124
31-Mar-04                    $ 14,746      $ 15,585                         $ 18,195
30-Apr-04                    $ 14,202      $ 15,232                         $ 17,702
31-May-04                    $ 14,322      $ 15,284                         $ 17,721
30-Jun-04                    $ 14,618      $ 15,619                         $ 18,056
31-Jul-04                    $ 14,126      $ 15,111                         $ 17,424
31-Aug-04                    $ 14,262      $ 15,178                         $ 17,520
30-Sep-04                    $ 14,682      $ 15,574                         $ 18,018
31-Oct-04                    $ 15,118      $ 16,105                         $ 18,585
30-Nov-04                    $ 16,021      $ 17,205                         $ 19,767
31-Dec-04                    $ 16,723      $ 17,960                         $ 20,570

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, MSCI EAFE Index, and Lipper Variable Annuity International Funds Average from January 3, 1995 to December 31, 2004. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The MSCI EAFE Index is a replica (or model) of the world's equity markets, excluding the U.S. and Canada. The Lipper Variable Annuity International Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified "Regional" investing.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 98.5%

                  COMMON STOCKS -- 98.5%

                  AUSTRALIA -- 1.0%
         60,050   BHP Billiton LTD (f)                                 $       720,647
          1,294   Woodside Petroleum LTD                                        20,389
                  --------------------------------------------------------------------
                                                                               741,036
                  --------------------------------------------------------------------

                  BELGIUM -- 2.0%
         37,620   Dexia (f)                                                    864,593
         20,330   Fortis (f)                                                   562,084
                  --------------------------------------------------------------------
                                                                             1,426,677
                  --------------------------------------------------------------------

                  BRAZIL -- 1.3%
         32,537   Cia Vale do Rio Doce, ADR                                    943,898

                  FINLAND -- 1.2%
         54,881   Nokia OYJ (f)                                                859,432

                  FRANCE -- 11.7%
         37,377   AXA (f)                                                      924,291
         15,088   BNP Paribas (f)                                            1,093,572
         20,090   Compagnie de Saint-Gobain (f)                              1,210,290
         11,770   Dassault Systemes SA (f)                                     594,015
          9,912   Imerys SA (f)                                                831,749
          7,105   Lafarge SA (f)                                               685,769
         13,644   Total SA (f)                                               2,988,209
                  --------------------------------------------------------------------
                                                                             8,327,895
                  --------------------------------------------------------------------

                  GERMANY -- 5.4%
          7,950   BASF AG (f)                                                  572,435
         22,454   Bayerische Motoren Werke AG (f)                            1,012,292
         28,450   Deutsche Post AG (f)                                         652,138
          9,133   Schering AG (f)                                              679,811
         10,670   Siemens AG (f)                                               903,251
                  --------------------------------------------------------------------
                                                                             3,819,927
                  --------------------------------------------------------------------

                  HONG KONG -- 3.0%
         29,500   CLP Holdings LTD (f)                                         169,754
        116,000   HSBC Holdings PLC (Hong Kong
                  Registered Shares) (f)                                     1,979,229
                  --------------------------------------------------------------------
                                                                             2,148,983
                  --------------------------------------------------------------------

                  IRELAND -- 0.9%
         36,620   Bank of Ireland (f)                                  $       610,385

                  ITALY -- 4.6%
         98,874   ENI-Ente Nazionale Idrocarburi SPA (f)                     2,478,409
        253,649   Telecom Italia SPA* (f)                                      821,896
                  --------------------------------------------------------------------
                                                                             3,300,305
                  --------------------------------------------------------------------

                  JAPAN -- 19.5%
         22,000   Canon, Inc. (f)                                            1,194,678
         24,600   Chugai Pharmaceutical Co., LTD (f)                           407,124
         11,000   Credit Saison Co., LTD (f)                                   402,375
         23,000   Daikin Industries LTD (f)                                    666,660
          7,600   Fanuc LTD (f)                                                499,906
          3,100   Hirose Electric Co., LTD (f)                                 363,826
         18,700   Honda Motor Co., LTD (f)                                     977,670
          7,300   Hoya Corp. (f)                                               824,806
         20,000   Kao Corp. (f)                                                511,879
         26,000   Matsushita Electric Industrial
                  Co., LTD (f)                                                 416,603
         47,400   Mitsubishi Corp. (f)                                         613,083
             87   Mitsubishi Tokyo Financial
                  Group, Inc. (f)                                              891,037
         99,000   Nikko Cordial Corp. (f)                                      525,323
          3,900   Nintendo Co., LTD (f)                                        491,514
             87   Nippon Telegraph & Telephone
                  Corp. (f)                                                    393,768
             48   Nippon Unipac Holding (f)                                    216,306
          9,800   Nitto Denko Corp. (f)                                        538,093
         12,000   Secom Co., LTD (f)                                           482,420
         20,000   Sharp Corp. (f)                                              327,455
         16,400   Shin-Etsu Chemical Co., LTD (f)                              674,306
          4,000   SMC Corp. (f)                                                459,098
         80,000   Sumitomo Corp. (f)                                           691,850
          4,440   Takefuji Corp. (f)                                           300,269
         24,300   Yamanouchi Pharmaceutical
                  Co., LTD (f)                                                 948,262
                  --------------------------------------------------------------------
                                                                            13,818,311
                  --------------------------------------------------------------------

                  MEXICO -- 0.7%
          9,700   Fomento Economico
                  Mexicano SA de CV, ADR                                       510,317

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

                  RUSSIA -- 0.0% ^
          8,000   YUKOS, ADR                                           $        20,800

                  SOUTH KOREA -- 2.2%
          8,512   POSCO, ADR                                                   379,039
          1,910   Samsung Electronics Co., LTD (f)                             829,897
         15,102   SK Telecom Co., LTD, ADR                                     336,020
                  --------------------------------------------------------------------
                                                                             1,544,956
                  --------------------------------------------------------------------

                  SPAIN -- 2.6%
         16,940   Altadis SA (f)                                               774,295
         15,790   Banco Popular Espanol (f)                                  1,039,669
                  --------------------------------------------------------------------
                                                                             1,813,964
                  --------------------------------------------------------------------

                  SWEDEN -- 0.8%
        183,000   Telefonaktiebolaget LM Ericsson,
                  B Shares* (f)                                                576,381

                  SWITZERLAND -- 11.2%
         18,000   Adecco SA (f)                                                906,716
         15,185   Holcim LTD (f)                                               912,307
          4,820   Nestle SA (f)                                              1,258,002
         28,652   Novartis AG (f)                                            1,441,924
         10,749   Roche Holding AG (f)                                       1,233,806
         18,250   UBS AG (f)                                                 1,529,833
          4,018   Zurich Financial Services AG (f)                             669,044
                  --------------------------------------------------------------------
                                                                             7,951,632
                  --------------------------------------------------------------------

                  THE NETHERLANDS -- 5.0%
         38,120   ABN AMRO Holding NV (f)                                    1,010,345
         22,439   ING Groep NV (f)                                             678,593
         25,625   Koninklijke Philips Electronics NV (f)                       679,088
         44,910   Reed Elsevier NV (f)                                         613,366
         28,324   Wolters Kluwer NV (f)                                        567,442
                  --------------------------------------------------------------------
                                                                             3,548,834
                  --------------------------------------------------------------------

                  UNITED KINGDOM -- 24.7%
         55,320   Allied Domecq PLC (f)                                $       543,586
        117,227   Barclays PLC (f)                                           1,322,185
        145,650   BG Group PLC) (f)                                            989,810
        145,310   Centrica PLC (f)                                             658,059
         79,655   GlaxoSmithKline PLC (f)                                    1,870,177
         35,384   Intercontinental Hotels Group PLC                            439,870
        120,490   Kingfisher PLC (f)                                           715,320
         70,820   National Grid Transco PLC (f)                                674,380
         23,287   Reckitt Benckiser PLC (f)                                    702,344
         36,719   Royal Bank of Scotland Group PLC (f)                       1,233,198
         35,600   Schroders PLC (f)                                            513,177
         59,895   Smith & Nephew PLC (f)                                       612,857
         29,510   Standard Chartered PLC (f)                                   547,793
        217,403   Tesco PLC (f)                                              1,341,404
         40,270   The British Land Co., PLC (f)                                691,491
        870,790   Vodafone Group PLC (f)                                     2,369,204
        273,787   William Morrison Supermarkets PLC (f)                      1,087,375
         63,140   Wolseley PLC (f)                                           1,178,186
                  --------------------------------------------------------------------
                                                                            17,490,416
                  --------------------------------------------------------------------

                  UNITED STATES -- 0.7%
         25,205   News Corp., LTD, Class B                                     484,273
                  --------------------------------------------------------------------
                  Total Common Stocks
                  (Cost $53,614,040)                                        69,938,422
                  --------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 98.5%
                  (COST $53,614,040)                                   $    69,938,422

                  OTHER ASSETS IN EXCESS OF
                  LIABILITIES -- 1.5%                                        1,074,539
                  --------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                 $    71,012,961
                  --------------------------------------------------------------------

                  Percentages indicated are based on net assets of $71,012,961.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY INDUSTRY, DECEMBER 31, 2004

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY                                                        % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------------------
Banking                                                                     17.9%
Pharmaceuticals                                                              9.3
Oil & Gas                                                                    9.1
Telecommunications                                                           8.8
Construction                                                                 6.1
Electronics/Electrical Equipment                                             5.7
Retailing                                                                    4.3
Distribution                                                                 3.5
Food/Beverage Products                                                       3.3
Insurance                                                                    3.2
Automotive                                                                   2.8
Consumer Products                                                            2.8
Chemicals                                                                    2.5
Financial Services                                                           2.5
Metals/Mining                                                                2.3
Utilities                                                                    2.1
Health Care/Health Care Services                                             2.0
Office/Business Equipment                                                    1.7
Multi-Media                                                                  1.5
Business Services                                                            1.3
Real Estate                                                                  1.0
Other (less than 1%)                                                         4.8
------------------------------------------------------------------------------------------
Total                                                                       98.5%
------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
         CONTRACTS TO BUY                       DATE        VALUE (USD)   12/31/04 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
   77,934                 GBP                 1/4/05          $ 149,594        $ 149,625                $  31
6,905,343                 JPY                 1/6/05             67,446           67,399                  (47)
---------------------------------------------------------------------------------------------------------------
                                                              $ 217,040        $ 217,024                $ (16)
---------------------------------------------------------------------------------------------------------------

Abbreviations:

*         -- Non-income producing security.
^         -- Amount rounds to less than 0.1%
(f)       -- Fair valued investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued:

             MARKET VALUE       PERCENTAGE
             -----------------------------
             $ 66,803,816             94.1%

ADR       -- American Depositary Receipt.
GBP       -- Great Britain Pound.
JPY       -- Japanese Yen.
USD       -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2004

ASSETS:
Investment securities, at value                                           $    69,938,422
Cash                                                                            2,437,721
Foreign currency, at value                                                         86,864
Receivables:
    Investment securities sold                                                    243,063
    Shares of beneficial interest sold                                             16,229
    Interest and dividends                                                        104,312
    Foreign tax reclaim                                                            56,490
    Unrealized gain on forward
    foreign currency contracts                                                         31
-----------------------------------------------------------------------------------------
Total Assets                                                                   72,883,132
-----------------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Investment securities purchased                                               691,936
    Shares of beneficial
    interest redeemed                                                           1,034,505
    Unrealized loss on forward foreign
    currency contracts                                                                 47
Accrued liabilities:
    Investment advisory fees                                                       35,411
    Administration fees                                                            18,296
    Custodian fees                                                                 16,127
    Trustees' fees                                                                     29
    Other                                                                          73,820
-----------------------------------------------------------------------------------------
Total Liabilities                                                               1,870,171
-----------------------------------------------------------------------------------------
NET ASSETS                                                                $    71,012,961
-----------------------------------------------------------------------------------------

NET ASSETS:
Paid in capital                                                           $    62,988,515
Accumulated undistributed
(overdistributed) net investment income                                           623,837
Accumulated net realized gain (loss)
on investments and foreign
exchange transactions                                                          (8,939,250)
Net unrealized appreciation
(depreciation) of investments and
foreign exchange translations                                                  16,339,859
-----------------------------------------------------------------------------------------
Total Net Assets                                                          $    71,012,961
-----------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
(no par value; unlimited
number of shares authorized):                                                   6,387,559
Net asset value, redemption and
offering price per share:                                                 $         11.12
Cost of investments                                                       $    53,614,040
Cost of foreign currency                                                  $        85,114
-----------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividend                                                                  $     1,457,172
Interest                                                                            1,564
Foreign taxes withheld                                                           (163,304)
-----------------------------------------------------------------------------------------
Total investment income                                                         1,295,432
-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                          332,277
Administration fees                                                                93,492
Custodian fees                                                                     82,427
Interest expense                                                                       59
Printing and postage                                                               43,884
Professional fees                                                                  73,898
Transfer agent fees                                                                18,984
Trustees' fees                                                                      6,251
Other                                                                              13,730
-----------------------------------------------------------------------------------------
Total expenses                                                                    665,002
-----------------------------------------------------------------------------------------
Less expense waivers                                                                  389
-----------------------------------------------------------------------------------------
    Net expenses                                                                  664,613
-----------------------------------------------------------------------------------------
Net investment income                                                     $       630,819
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                                 1,193,832
    Foreign currency translations                                                  (6,982)
Change in net unrealized
appreciation/depreciation of:
    Investments                                                                 8,552,178
    Foreign currency translations                                                   5,030
-----------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments and foreign
exchange transactions                                                           9,744,058
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                           $    10,374,877
-----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED

                                                          YEAR ENDED        YEAR ENDED
                                                            12/31/04          12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income                                $       630,819   $       191,202
Net realized gain (loss) on investments
and foreign exchange transactions                          1,186,850          (537,786)
Change in net unrealized appreciation/
depreciation of investments, and
foreign currency translations                              8,557,208         9,802,098
--------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                       10,374,877         9,455,514
--------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                                       (296,405)         (177,010)
--------------------------------------------------------------------------------------
    Total distributions to shareholders                     (296,405)         (177,010)
--------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                               25,158,048        36,216,988
Dividends reinvested                                         296,405           177,010
Cost of shares redeemed                                   (9,227,835)      (21,256,503)
Increase (decrease) from capital share
transactions                                              16,226,618        15,137,495
--------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                            26,305,090        24,415,999
--------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                       44,707,871        20,291,872
--------------------------------------------------------------------------------------
End of period                                        $    71,012,961   $    44,707,871
--------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $       623,837   $       296,410
--------------------------------------------------------------------------------------

SHARE TRANSACTIONS:
Issued                                                     2,559,671         4,640,598
Reinvested                                                    31,399            25,109
Redeemed                                                    (932,553)       (2,754,653)
--------------------------------------------------------------------------------------
    Change in Shares                                       1,658,517         1,911,054
--------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
JPMorgan International Equity Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

The Portfolio was formerly named JPMorgan International Opportunities Portfolio. The name change went into effect on July 31, 2003.

On December 24, 1996 the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its Portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B. FOREIGN CURRENCY TRANSLATIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values at the close of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2004, the Portfolio had outstanding forward foreign currency exchange contracts as shown on the Portfolio of Investments.

D. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

G. FEDERAL INCOME TAXES -- The Porfolio's policy is to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

H. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries, as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                                              ACCUMULATED         ACCUMULATED
                                            UNDISTRIBUTED        NET REALIZED
                                        (OVERDISTRIBUTED)         GAIN (LOSS)
                PAID-IN CAPITAL     NET INVESTMENT INCOME      ON INVESTMENTS
                            $ 5                  $ (6,987)            $ 6,982

The reclassification for the Portfolio primarily relates to the character for tax purposes of foreign currency gains and losses.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and administration fees related to each Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administrative Services Agreement, the Portfolio has agreed to pay JPMorgan Chase Bank ("JPMCB" or the "Administrator") a fee of 0.60% of the average daily net assets of the Portfolio. Under the agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

BISYS Fund Services, L.P. ("BISYS") currently serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

None of the Portfolio's service providers expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

C. DISTRIBUTOR -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of each Portfolio's shares. JPMFD receives no compensation in its capacity as the Portfolio's underwriter.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Compensation for such services is paid by the Administrator pursuant to the Administrative Services Agreement. Interest expense paid to the Custodian related to over-drafts are presented as Interest expense in the Statement of Operations.

E. OTHER -- Certain officers of the Trust are officers of J.P.Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2004, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

F. SUBSEQUENT CHANGES -- After considering management's recommendations, the Board of Trustees approved, and the Portfolio entered into, a Distribution Agreement with JPMorgan Distribution Services, Inc. ("JPMDS") and an Administration Agreement with JPMorgan Funds Management, Inc. ("JPMFM"). JPMDS and JPMFM are both indirect, wholly-owned subsidiaries of JPMorgan Chase & Co. The agreements are effective February 19, 2005, and the fees charged to the Portfolio under the agreements are subject to the same fee structure as those paid to the prior service providers.

Beginning in mid-2005, JPMCB will serve as the Portfolio's sub-administrator. For its services as sub-administrator, JPMCB will receive a portion of the fees payable to JPMFM as Administrator.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investments (excluding short-term investments) were as follows:

                                                    PURCHASES            SALES      PURCHASES             SALES
                                              (EXCLUDING U.S.  (EXCLUDING U.S.        OF U.S.           OF U.S.
                                                  GOVERNMENT)      GOVERNMENT)     GOVERNMENT        GOVERNMENT
                                                 $ 22,735,020      $ 6,916,857           $ --              $ --

5. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2004 were as follows:

                                                                         GROSS          GROSS    NET UNREALIZED
                                                    AGGREGATE       UNREALIZED     UNREALIZED      APPRECIATION
                                                         COST     APPRECIATION   DEPRECIATION    (DEPRECIATION)
                                                 $ 53,923,258     $ 16,353,514     $ (338,350)     $ 16,015,164

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003, respectively, were as follows:

                                            ORDINARY      LONG-TERM              TOTAL
                                              INCOME   CAPITAL GAIN      DISTRIBUTIONS
YEAR ENDED
December 31, 2004                          $ 296,405           $ --          $ 296,405
December 31, 2003                            177,010             --            177,010

At December 31, 2004, the tax components of capital were as follows:

Current distributable ordinary income                                     $    628,278
Current distributable long-term capital
gain or (tax basis capital loss carryover)                                $ (8,715,146)
Unrealized appreciation (depreciation)                                    $ 16,115,771

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sales and the mark to market of forward foreign currency contracts.

At December 31, 2004, the Portfolio had capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                         EXPIRATION
      AMOUNT                   DATE
 $ 2,725,409               12/31/09
   4,916,854               12/31/10
   1,072,883               12/31/11
 $ 8,715,146

During the year ended December 31, 2004, the Portfolio utilized $1,193,834 capital loss carryforwards.

Capital and currency losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio incurred $4,457 post-October realized losses.

6. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, effective April 15, 2004, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement was terminated on February 18, 2005.

The Portfolio had no borrowings outstanding at December 31, 2004, nor at anytime during the period then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of December 31, 2004, there was one unitholder of record who owned 44% of the Portfolio.

As of December 31, 2004, substantially all of the Portfolio's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2004, the Portfolio invested approximately 24.7% of its total investments in the United Kingdom.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

8. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co. Efffective November 15, 2004, the bank name changed to JPMorgan Chase Bank, National Association.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO^

FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
                                                           2004         2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $     9.45   $     7.20   $     8.85   $    11.35   $    13.83
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                  0.10         0.03         0.08         0.09        (0.01)
    Net gains or losses on securities
    (both realized and unrealized)                         1.63         2.28        (1.69)       (2.24)       (2.18)
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations                       1.73         2.31        (1.61)       (2.15)       (2.19)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income                   0.06         0.06         0.04         0.09         0.04
    Distributions from capital gains                         --           --           --         0.26         0.25
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                    0.06         0.06         0.04         0.35         0.29
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    11.12   $     9.45   $     7.20   $     8.85   $    11.35
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              18.37%       32.44%      (18.31%)     (19.14%)     (15.84%)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)         $   71,013   $   44,708   $   20,292   $   24,859   $   27,780
RATIOS TO AVERAGE NET ASSETS:
    Net expenses                                           1.20%        1.20%        1.20%        1.20%        1.20%
    Net investment income                                  1.14%        0.69%        1.04%        0.88%        0.65%
    Expenses without waivers,
    reimbursements and earnings credits                    1.20%        1.56%        1.52%        1.40%        1.73%
    Net investment income without waivers,
    reimbursements and earnings credits                    1.14%        0.33%        0.72%        0.68%        0.12%
PORTFOLIO TURNOVER RATE                                      13%         123%          86%          82%          88%
-------------------------------------------------------------------------------------------------------------------

^    Formerly International Opportunities Portfolio

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of JPMorgan International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Equity Portfolio (one of the Series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2004
(Unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2004, and continued to hold your shares at the end of the reporting period, December 31, 2004.

ACTUAL EXPENSES
For the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                               EXPENSES PAID
                                          BEGINNING              ENDING        DURING PERIOD
                                     ACCOUNT VALUE,      ACCOUNT VALUE,            JULY 1 TO      ANNUALIZED
                                       JULY 1, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004*   EXPENSE RATIO
INTERNATIONAL EQUITY PORTFOLIO
    Actual period return                  $   1,000           $   1,144            $    6.47            1.20%
    Hypothetical                          $   1,000           $   1,019            $    6.09            1.20%

* Expenses are equal to the Portfolio's annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

TRUSTEE AND OFFICER -- The following tables contain basic information regarding the Trustees and Officers, respectively that oversee operations of the Trust.

                                                                           NUMBER OF
                            PRINCIPAL                                      JPMORGAN
NAME (YEAR OF BIRTH);       OCCUPATION(S)                                  PORTFOLIOS/FUNDS
POSITIONS WITH THE          DURING PAST                                    OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
PORTFOLIOS (SINCE)          5 YEARS                                        TRUSTEE            JPMORGAN FUNDS COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Cheryl Ballenger (1956);    Mathematics Teacher, Vernon Hills High School  11                 None
Chairperson (since 2004)    (August 2004-Present); Mathematics Teacher,
and Trustee (since 2002)    Round Lake High School (2003-2004) and
                            formerly Executive Vice President and Chief
                            Financial Officer, Galileo International Inc.
                            (travel technology)

Jerry B. Lewis* (1939);     Retired; formerly President, Lewis             11                 None
Trustee (since 2004)        Investments Inc. (registered investment
                            adviser); previously, various managerial and
                            executive positions at Ford Motor Company
                            (Treasurer's Office, Controller's Office,
                            Auditing and Corporate Strategy)

John R. Rettberg (1937);    Retired; formerly Corporate Vice President     11                 None
Trustee (since 1996)        and Treasurer, Northrop Grumman Corporation
                            (defense contractor)

Kenneth Whipple, Jr.        Chairman (1999-Present) and CEO (1999-2004),   11                 Director of AB Volvo and Korn Ferry
(1934); Trustee (since      CMS Energy                                                        International (executive recruitment)
1996)

INTERESTED TRUSTEES

John F. Ruffle** (1937);    Retired; formerly Vice Chairman, J.P. Morgan   11                 Trustee of John Hopkins University,
Trustee (since 1996)        Chase & Co. Inc. and Morgan Guaranty Trust                        Director of Reckson Associates Realty
                            Co. of NY                                                         Corp. and American Shared Hospital
                                                                                              Services

 *   Effective December 15, 2004, Jerry B. Lewis became a Trustee.

** The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

The names of the officers of the Portfolios, together with their year of birth, information regarding their positions held with the Portfolios and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                         PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
George C.W. Gatch (1962),                   Managing Director, JPMIM, CEO and President of the
President (2001)                            J.P. Morgan and One Group Funds. An employee since
                                            1986, Mr. Gatch leads the firm's U.S. mutual fund
                                            and financial intermediary business. He was
                                            previously president and CEO of DKB Morgan, a
                                            Japanese mutual fund company, which was a joint
                                            venture between J.P. Morgan and Dai-Ichi Kangyo
                                            Bank. Prior to working in Japan, Mr. Gatch
                                            established JPMIM's sub-advisory and institutional
                                            mutual funds business. He has also held numerous
                                            positions throughout the firm in business
                                            management, marketing, and sales.

Robert L. Young (1963),                     Chief Operating Officer, JPMorgan Funds (August
Senior Vice President (2004)**              2004 to present) and One Group Mutual Funds from
                                            November 2001 until present. From October 1999 to
                                            present, Vice President and Treasurer, One Group
                                            Administrative Services, Inc., and Vice President
                                            and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960),                 Vice President, JPMIM; Previously, Treasurer,
Vice President and Chief Administrative     JPMorgan Funds and Head of Funds Administration
Officer (2004)                              and Board Liaison. Prior to joining J.P. Morgan
                                            Chase & Co. in 2001, Ms. Maleski was the Vice
                                            President of Finance for the Pierpont Group, Inc.,
                                            a service provider to the Board of
                                            Directors/Trustees of the JPMorgan Funds.

Stephen M. Benham (1959),                   Vice President and Assistant General Counsel,
Secretary (2004)                            JPMIM since 2004; Vice President (Legal Advisory)
                                            of Merrill Lynch Investment Managers, L.P. from
                                            2000 to 2004; Attorney associated with Kirkpatrick
                                            & Lockhart LLP from 1997 to 2000.

Stephanie J. Dorsey (1969),                 Director of Mutual Fund Administration, One Group
Treasurer (2004)**                          Administrative Services, since January 2004;
                                            Ms. Dorsey worked for Bank One Corporation (now known
                                            as JPMorgan Chase & Co.) from January 2003 to
                                            January 2004; Prior to joining Bank One
                                            Corporation, she was a Senior Manager at
                                            PricewaterhouseCoopers LLP from September 1992
                                            through December 2002.

Elizabeth A. Davin (1964),                  From September 2004 to present, Senior Counsel,
Assistant Secretary (2004)**                JPMorgan Chase & Co.; Prior to that Ms. Davin was
                                            Assistant General Counsel and then Associate
                                            General Counsel and Vice President, Gartmore
                                            Global Investments, Inc. from July 1999 to August
                                            2004.

Jessica K. Ditullio (1962),                 From August 1990 to present, various attorney
Assistant Secretary (2004)**                positions for Bank One Corporation (now known as
                                            JPMorgan Chase & Co.)

Nancy E. Fields (1949),                     From October 1999 to present, Director, Mutual
Assistant Secretary (2004)**                Fund Administration, One Group Administrative
                                            Services, Inc. and Senior Project Manager, Mutual
                                            Funds, One Group Dealer Services, Inc. From July
                                            1999 to October 1999, Project Manager, One Group,
                                            Banc One Investment Advisors Corporation.

Avery P. Maher (1945),                      Vice President and Assistant General Counsel,
Assistant Secretary (2004)                  JPMIM since 2004; Second Vice President and
                                            Assistant Secretary of John Hancock Advisers, LLC
                                            from July 1992 through September 2004.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                         PRINCIPAL OCCUPATIONS
THE PORTFOLIOS (SINCE)                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
Alaina Metz (1967),                         From June 1995 to present, Vice President, BISYS
Assistant Secretary (2001)*                 Fund Service Inc.

Martin R. Dean (1963),                      Vice President of Regulatory Services of BISYS
Assistant Treasurer (2001)*                 Fund Services, Inc.

Arthur A. Jensen (1966),                    Vice President of Financial Services of BISYS Fund
Assistant Treasurer (2001)*                 Services, Inc., since June 2001; formerly Section
                                            Manager at Northern Trust Company and Accounting
                                            Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965),                Vice President, JPMIM; Mr. Walsh manages all
Assistant Treasurer (2004)                  aspects of institutional and retail mutual fund
                                            administration and vendor relationships within the
                                            mutual funds, commingled/ERISA funds, 3(c)(7)
                                            funds, hedge funds and LLC products. Prior to
                                            joining JPMorgan in 2000, he was a director from
                                            1996 to 2000 of Mutual Fund Administration at
                                            Prudential Investments.

Paul M. DeRusso (1954),                     Vice President, JPMIM; Manager of the Budgeting
Assistant Treasurer (2001)                  and Expense Group of the Funds Administration
                                            Group.

Mary D. Squires (1955),                     Vice President, JPMIM; Ms. Squires has held
Assistant Treasurer (2001)                  numerous financial and operations positions
                                            supporting the J.P. Morgan Chase organization
                                            complex.

Stephen M. Ungerman (1953),                 Vice President, JPMIM; Previously, head of Fund
Chief Compliance Officer (2004)             Administration -- Pooled Vehicles. Prior to joining
                                            J.P. Morgan Chase & Co., in 2000, he held a number
                                            of senior positions in Prudential Financial's
                                            asset and management business, including Associate
                                            General Counsel, Tax Director and Co-head of Fund
                                            Administration Department. Mr. Ungerman was also
                                            the Assistant Treasurer of all mutual funds
                                            managed by Prudential.

 *   The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Series Trust II (the "Trust") was held on December 15, 2004, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect five (5) Trustees. A majority of the shareholders of the Trust approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE   NEGATIVE
Cheryl Ballenger                           18,134,898    1,177,969
Jerry B. Lewis                             18,170,304    1,142,562
John R. Rettberg                           18,147,693    1,165,173
John F. Ruffle                             18,155,271    1,157,595
Kenneth Whipple, Jr.                       18,149,263    1,163,603

To ratify and approve the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the Trust's fiscal year ending December 31, 2004. A majority of the shareholders of the Trust ratified and approved the selection of PricewaterhouseCoopers LLP by the following votes:

                                           AFFIRMATIVE   NEGATIVE
J.P.Morgan Series Trust II                 18,119,894    1,192,972

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Portfolio's website at www.jpmorgan.com. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center
       6112 W. 73rd Street                                         PRSRT STD
      Bedford Park, IL 60638                                      U.S. POSTAGE
                                                                      PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO

(C)J.P. Morgan Chase & Co., 2005 All rights reserved.              AN-IEP-1204

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS.

THE REGISTRANT WILL PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF THE CODE OF ETHICS. A REQUEST MAY BE MADE BY CALLING 1-800-480-4111.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE CHERYL BALLENGER, JOHN R. RETTBERG, KENNETH WHIPPLE, JR AND JERRY B. LEWIS. EACH TRUSTEE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $211,259 in 2003 and $219,300 in 2004.

(b) AUDIT-RELATED FEES. There were no audit-related fees billed to the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were, $8,277,000 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved) and $8,945,000 in 2004.

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(c) TAX FEES. The aggregate fees billed to the Registrant in the Reporting
Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $27,100 in 2003 and $27,600 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003 or in 2004.

(d) ALL OTHER FEES. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, or in 2004, other than the services reported above.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. In addition to pre-approving any services to be provided by the Auditor to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by the Auditor (if the engagement relates directly to the operations and financial reporting of the Registrant) and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. The Chairman of the Audit Committee has been given the authority to pre-approve permissible non-audit services.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $28.3 million in 2003 and $25.3 million in 2004.

(h) AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B)
               of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
          (b)  If applicable, provide the disclosure required by Rule 10A-3(d)
               under the Exchange Act (17CFR 240.10A-3(d)) regarding an
               exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

          File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

INCLUDED IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

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NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C.
          781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
          Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

          (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

          (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

          (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - SEE ITEM 2 ABOVE.

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          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

          (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

          (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                        5
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                                   SIGNATURES

                           [See General Instruction F]

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  J.P. Morgan Series Trust II
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                              Stephanie J. Dorsey, Treasurer

Date  March 9, 2005
      --------------------------------------------------------------------------

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                              Stephanie J. Dorsey, Treasurer

Date  March 9, 2005
      --------------------------------------------------------------------------


By (Signature and Title)* /s/ George C.W. Gatch
                          ------------------------------------------------------
                              George C.W. Gatch, President

Date  March 9, 2005
      --------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.

--------------------------------------------------------------------------------

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